EXHIBIT 99.1
                                                                  ------------

                                                                EXECUTION COPY




                                 CWMBS, INC.,

                                   Depositor

                         COUNTRYWIDE HOME LOANS, INC.,

                                    Seller

                     COUNTRYWIDE HOME LOANS SERVICING LP,

                                Master Servicer

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee

                      -----------------------------------


                        POOLING AND SERVICING AGREEMENT

                            Dated as of May 1, 2003

                      -----------------------------------


                    CHL MORTGAGE PASS-THROUGH TRUST 2003-20

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-20


                           ========================


                               Table of Contents
                                                                                                               Page
                                                                                                               ----
                                                      ARTICLE I
                                                      DEFINITIONS                                               I-1


                                                     ARTICLE II
                         CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES                          II-1


SECTION 2.01. Conveyance of Mortgage Loans.....................................................................II-1
SECTION 2.02. Acceptance by Trustee of the Mortgage Loans......................................................II-7
SECTION 2.03. Representations, Warranties and Covenants of the Seller and  Master Servicer.....................II-9
SECTION 2.04. Representations and Warranties of the Depositor as to the Mortgage Loans........................II-11
SECTION 2.05. Delivery of Opinion of Counsel in Connection with Substitutions.................................II-12
SECTION 2.06. Execution and Delivery of Certificates..........................................................II-12
SECTION 2.07. REMIC Matters...................................................................................II-12
SECTION 2.08. Covenants of the Master Servicer................................................................II-12

                                                        ARTICLE III
                                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS                        III-1

SECTION 3.01. Master Servicer to Service Mortgage Loans.......................................................III-1
SECTION 3.02. Subservicing; Enforcement of the Obligations of Servicers.......................................III-2
SECTION 3.03. Rights of the Depositor and the Trustee in Respect of the Master Servicer.......................III-2
SECTION 3.04. Trustee to Act as Master Servicer...............................................................III-2
SECTION 3.05. Collection of Mortgage Loan Payments; Certificate Account; Distribution Account; Reserve
                         Fund; Supplemental Loan Account; Capitalized Interest Account........................III-3
SECTION 3.06. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.............................III-6
SECTION 3.07. Access to Certain Documentation and Information Regarding the Mortgage Loans....................III-7
SECTION 3.08. Permitted Withdrawals from the Certificate Account, the Reserve Fund, the Class 1-A-4
                         Rounding Account and the Distribution Account........................................III-7
SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies......................III-9
SECTION 3.10. Enforcement of Due-on-Sale Clauses; Assumption Agreements......................................III-10
SECTION 3.11. Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans................III-11
SECTION 3.12. Trustee to Cooperate; Release of Mortgage Files................................................III-14
SECTION 3.13. Documents, Records and Funds in Possession of Master Servicer to be Held for the Trustee.......III-15
SECTION 3.14. Servicing Compensation.........................................................................III-16
SECTION 3.15. Access to Certain Documentation................................................................III-16
SECTION 3.16. Annual Statement as to Compliance..............................................................III-16
SECTION 3.17. Annual Independent Public Accountants' Servicing Statement; Financial Statements...............III-17
SECTION 3.18. Errors and Omissions Insurance; Fidelity Bonds.................................................III-17


                                                         i


                                                     ARTICLE IV
                               DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER                               IV-1

SECTION 4.01. Advances. .......................................................................................IV-1
SECTION 4.02. Priorities of Distribution.......................................................................IV-2
SECTION 4.03. Distributions in Reduction of the Class 1-A-4 Certificates......................................IV-10
SECTION 4.04. Allocation of Realized Losses...................................................................IV-14
SECTION 4.05. Policy Matters..................................................................................IV-16
SECTION 4.06. Monthly Statements to Certificateholders........................................................IV-18
SECTION 4.07. Determination of Pass-Through Rates for COFI Certificates.......................................IV-20
SECTION 4.08. Determination of Pass-Through Rates for LIBOR Certificates......................................IV-21

                                                      ARTICLE V
                                                THE CERTIFICATES                                                V-1

SECTION 5.01. The Certificates..................................................................................V-1
SECTION 5.02. Certificate Register; Registration of Transfer and Exchange of Certificates.......................V-1
SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.................................................V-5
SECTION 5.04. Persons Deemed Owners.............................................................................V-6
SECTION 5.05. Access to List of Certificateholders' Names and Addresses.........................................V-6
SECTION 5.06. Maintenance of Office or Agency...................................................................V-6

                                                     ARTICLE VI
                                     THE DEPOSITOR AND THE MASTER SERVICER                                     VI-1

SECTION 6.01. Respective Liabilities of the Depositor and the Master Servicer..................................VI-1
SECTION 6.02. Merger or Consolidation of the Depositor or the Master Servicer..................................VI-1
SECTION 6.03. Limitation on Liability of the Depositor, the Seller, the Master Servicer and Others.............VI-1
SECTION 6.04. Limitation on Resignation of Master Servicer.....................................................VI-2

                                                     ARTICLE VII
                                                        DEFAULT                                               VII-1

SECTION 7.01. Events of Default...............................................................................VII-1
SECTION 7.02. Trustee to Act; Appointment of Successor........................................................VII-2
SECTION 7.03. Notification to Certificateholders..............................................................VII-3

                                                    ARTICLE VIII
                                                CONCERNING THE TRUSTEE                                       VIII-1

SECTION 8.01. Duties of Trustee..............................................................................VIII-1
SECTION 8.02. Certain Matters Affecting the Trustee..........................................................VIII-2
SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans..........................................VIII-2
SECTION 8.04. Trustee May Own Certificates...................................................................VIII-3
SECTION 8.05. Trustee's Fees and Expenses....................................................................VIII-3
SECTION 8.06. Eligibility Requirements for Trustee...........................................................VIII-3
SECTION 8.07. Resignation and Removal of Trustee.............................................................VIII-4
SECTION 8.08. Successor Trustee..............................................................................VIII-4
SECTION 8.09. Merger or Consolidation of Trustee.............................................................VIII-5
SECTION 8.10. Appointment of Co-Trustee or Separate Trustee..................................................VIII-5


                                                         ii

SECTION 8.11. Tax Matters....................................................................................VIII-6

                                                     ARTICLE IX
                                                     TERMINATION                                               IX-1

SECTION 9.01. Termination upon Liquidation or Purchase of all Mortgage Loans...................................IX-1
SECTION 9.02. Final Distribution on the Certificates...........................................................IX-1
SECTION 9.03. Additional Termination Requirements..............................................................IX-2

                                                      ARTICLE X
                                               MISCELLANEOUS PROVISIONS                                         X-1

SECTION 10.01. Amendment........................................................................................X-1
SECTION 10.02. Recordation of Agreement; Counterparts...........................................................X-2
SECTION 10.03. Governing Law....................................................................................X-2
SECTION 10.04. Intention of Parties.............................................................................X-2
SECTION 10.05. Notices..........................................................................................X-3
SECTION 10.06. Severability of Provisions.......................................................................X-4
SECTION 10.07. Assignment.......................................................................................X-4
SECTION 10.08. Limitation on Rights of Certificateholders.......................................................X-4
SECTION 10.09. Inspection and Audit Rights......................................................................X-5
SECTION 10.10. Certificates Nonassessable and Fully Paid........................................................X-5
SECTION 10.11. MBIA Rights......................................................................................X-5
SECTION 10.12. Protection of Assets.............................................................................X-6


                                                      SCHEDULES

Schedule I        Mortgage Loan Schedule......................................................................S-I-1
Schedule II       Representations and Warranties of the Seller...............................................S-II-1
Schedule III      Representations and Warranties of the Seller as to the Mortgage Loans.....................S-III-1
Schedule IV       Representations and Warranties of the Master Servicer......................................S-IV-1
Schedule V        Principal Balances Schedules................................................................S-V-1
Schedule VI       Form of Monthly Master Servicer Report.....................................................S-VI-1



                                                         iii


                                                      EXHIBITS

Exhibit A:        Form of Senior Certificate (excluding Notional Amount Certificates)...........................A-1
Exhibit B:        Form of Subordinated Certificate..............................................................B-1
Exhibit C:        Form of Class A-R Certificate.................................................................C-1
Exhibit D:        Form of Notional Amount Certificate...........................................................D-1
Exhibit E:        Form of Reverse of Certificates...............................................................E-1
Exhibit F-1:      Form of Initial Certification of Trustee (Initial Mortgage Loans).............................F-1
Exhibit F-2:      Form of Initial Certification of Trustee (Supplemental Mortgage Loans)........................F-2
Exhibit G-1:      Form of Delay Delivery Certification of Trustee (Initial Mortgage Loans)......................G-1
Exhibit G-2:      Form of Delay Delivery Certification of Trustee (Supplemental Mortgage Loans).................G-2
Exhibit H-1:      Form of Final Certification of Trustee (Initial Mortgage Loans)...............................H-1
Exhibit H-2:      Form of Final Certification of Trustee (Supplemental Mortgage Loans)..........................H-2
Exhibit I:        Form of Transfer Affidavit....................................................................I-1
Exhibit J-1:      Form of Transferor Certificate (Residual).....................................................J-1
Exhibit J-2:      Form of Transferor Certificate (Private)......................................................J-2
Exhibit K:        Form of Investment Letter [Non-Rule 144A].....................................................K-1
Exhibit L:        Form of Rule 144A Letter......................................................................L-1
Exhibit M:        Form of Request for Release (for Trustee).....................................................M-1
Exhibit N:        Form of Request for Release of Documents (Mortgage Loan - Paid in Full,
                  Repurchased and Replaced).....................................................................N-1
Exhibit O:        Form of Class 1-A-4 Policy....................................................................O-1
Exhibit P:        Form of Supplemental Transfer Agreement.......................................................P-1


          THIS POOLING AND SERVICING AGREEMENT, dated as of May 1, 2003, among CWMBS, INC., a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC., a New York corporation, as seller (the "Seller"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as master servicer (the "Master Servicer"), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

                                WITNESSETH THAT

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee will elect that the Trust Fund, other than the Reserve Fund, Rounding Account, Supplemental Loan Account and Capitalized Interest Account, will consist of three real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the "Lower Tier REMIC," the "Middle Tier REMIC," and the "Master REMIC," respectively). Each Certificate, other than the Class A-R Certificate, will represent ownership of one or more regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class A-R Certificate represents ownership of the sole class of residual interest in the Lower Tier REMIC, the Middle Tier REMIC, and the Master REMIC. The Master REMIC will hold as assets the several classes of uncertificated Middle Tier REMIC Interests (other than the Class MTR-A-R Interest). The Middle Tier REMIC will hold as assets the several classes of uncertificated Lower Tier REMIC Interests (other than the Class LT-A-R Interest). The Lower Tier REMIC will hold as assets all property of the Trust Fund (except for the Supplemental Loan Account and Capitalized Interest Account). Each Lower Tier REMIC Interest (other than the Class LT-A-R Interest) is hereby designated as a regular interest in the Lower Tier REMIC. Each Middle Tier REMIC Interest (other than the Class MTR-A-R Interest) is hereby designated as a regular interest in the Middle Tier REMIC. The latest possible maturity date, for federal income tax purposes, of all REMIC regular interests created herein shall be the Latest Possible Maturity Date.

          The following table sets forth characteristics of the Master REMIC Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


                                                                                                       Integral
                            Initial Class            Pass-Through                                      Multiples
                             Certificate                 Rate                   Minimum              in Excess of
  Class Designation            Balance                (per annum)            Denomination               Minimum
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-1                $50,000,000.00                4.50%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-2                $134,353,500.00               3.50%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-3                  $50,000.00                  5.50%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-4                $12,500,000.00                5.15%                  $1,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-5                $25,000,000.00                4.80%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-6                 $9,650,000.00                5.50%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-7                 $6,612,000.00                5.50%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-8                $70,000,000.00                 (1)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-9                $49,439,000.00                5.50%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-10               $20,000,000.00                 (2)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-11                     (3)                      (4)                  $25,000.00(5)           $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-12                     (6)                     5.50%                 $25,000.00(5)           $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-13                     (7)                     5.50%                 $25,000.00(5)           $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-14                 $600,000.00                 5.50%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-15               $44,784,500.00                 (8)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-16                     (9)                     (10)                  $25,000.00(5)           $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 1-A-17               $66,550,000.00                4.80%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-1                $156,039,000.00               1.00%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-2                $50,000,000.00                4.50%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-3                $25,000,000.00                5.00%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-4                $27,176,471.00                3.25%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-5                $14,823,529.00                (11)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-6                     (12)                     (13)                  $25,000.00(5)           $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-7                $20,000,000.00                4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-8                  $765,000.00                 4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-9                  $235,000.00                 4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------


                                                      2

                                                                                                       Integral
                            Initial Class            Pass-Through                                      Multiples
                             Certificate                 Rate                   Minimum              in Excess of
  Class Designation            Balance                (per annum)            Denomination               Minimum
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 2-A-10                    (14)                     5.00%                 $25,000.00(5)           $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-1                  $16,900,000                 4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-2                 $5,100,000.00                4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-3                $15,000,000.00                4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-4                 $1,000.000.00                4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-5                $50,000,000.00                3.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-6                $25,000,000.00                (15)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-7                     (16)                     (17)                  $25,000.00(5)           $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-8                $25,000,000.00                4.00%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-9                $95,436,000.00                4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class 3-A-10               $15,500,000.00                4.75%                 $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class PO                     $932,332.00                 (18)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class A-R(19)                  $100.00                   5.50%                   (20)                    (20)
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class M                    $10,540,000.00                (21)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class B-1                   $3,162,000.00                (21)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class B-2                   $3,162,000.00                (21)                  $25,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class B-3                   $1,054,000.00                (21)                 $100,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class B-4                   $1,054,000.00                (21)                 $100,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------
Class B-5                   $1,581,567.00                (21)                 $100,000.00              $1,000.00
---------------------- ------------------------- ---------------------- ------------------------ ----------------------

(1) The Class 1-A-8 Certificates will bear interest during each Interest Accrual Period at a Pass-Through Rate equal to the product of: (i) 5.50% and (ii) a fraction, the numerator of which is the aggregate of the Component Balances of the Class 1-A-8-1 and Class 1-A-8-3 Components and the Component Notional Amounts of the Class 1-A-8-2, Class 1-A-8-4 and Class 1-A-8-5 Components immediately prior to the related Distribution Date and the denominator of which is the aggregate of the Component Balances of the Class 1-A-8-1 and Class 1-A-8-3 Components immediately prior to the related Distribution Date. The Pass-Through Rate for the Class 1-A-8 Certificates for the initial Interest Accrual Period is 7.710% per annum. Each Component of the Class 1-A-8 Class of Certificates is hereby designated a "regular interest" in the Master REMIC.

(2) The Class 1-A-10 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to LIBOR plus 0.50%, subject to a maximum and minimum Pass-Through Rate of 8.00% and 0.50% per annum, respectively. The Pass-Through Rate for the Class 1-A-10 Certificates during the initial Interest Accrual Period is 1.81% per annum.

(3) The Class 1-A-11 Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest on their Notional Amount (initially, $20,000,000).

(4) The Class 1-A-11 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to 7.50% minus LIBOR, subject to a maximum and minimum Pass-Through Rate of 7.50% and 0.00% per annum, respectively. The Pass-Through Rate for the Class 1-A-11 Certificates during the initial Interest Accrual Period is 6.19% per annum.

(5)  Minimum denomination is based on the Notional Amount of such Class.

(6) The Class 1-A-12 Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest on their Notional Amount (initially, $16,100,000).

(7) The Class 1-A-13 Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest on their Notional Amount (initially, $568,181).

(8) The Class 1-A-15 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to LIBOR plus 0.45%, subject to a maximum and minimum Pass-Through Rate of 7.45% and 0.45% per annum, respectively. The Pass-Through Rate for the Class 1-A-15 Certificates during the initial Interest Accrual Period is 1.76% per annum.

(9) The Class 1-A-16 Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest on their Notional Amount (initially, $44,784,500).

(10) The Class 1-A-16 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to 7.05% minus LIBOR, subject to a maximum and minimum Pass-Through Rate of 7.05% and 0.00% per annum, respectively. The Pass-Through Rate for the Class 1-A-16 Certificates during the initial Interest Accrual Period is 5.74% per annum.

(11) The Class 2-A-5 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to LIBOR plus 0.40%, subject to a maximum and minimum Pass-Through Rate of 7.50% and 0.40% per annum, respectively. The Pass-Through Rate for the Class 2-A-5 Certificates during the initial Interest Accrual Period is 1.71% per annum.

(12) The Class 2-A-6 Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest on their Notional Amount (initially, $14,823,529).

(13) The Class 2-A-6 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to 7.10% minus LIBOR, subject to a maximum and minimum Pass-Through Rate of 7.10% and 0.00% per annum, respectively. The Pass-Through Rate for the Class 2-A-6 Certificates during the initial Interest Accrual Period is 5.79% per annum.

(14) The Class 2-A-10 Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest on their Notional Amount (initially, $118,279,249).

(15) The Class 3-A-6 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to LIBOR plus 0.45%, subject to a maximum and minimum Pass-Through Rate of 7.50% and 0.45% per annum, respectively. The Pass-Through Rate for the Class 3-A-6 Certificates during the initial Interest Accrual Period is 1.76% per annum.

(16) The Class 3-A-7 Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest on their Notional Amount (initially, $25,000,000).

(17) The Class 3-A-7 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to 7.05% minus LIBOR, subject to a maximum and minimum Pass-Through Rate of 7.05% and 0.00% per annum, respectively. The Pass-Through Rate for the Class 3-A-7 Certificates during the initial Interest Accrual Period is 5.74% per annum.

(18) The Class PO Certificates will be Principal Only Certificates and will not receive any distributions of interest.

(19) The Class A-R Certificates represent the sole Class of residual interest in each REMIC.

(20) The Class A-R Certificates shall be issued as two separate certificates, one with an initial Certificate Balance of $99.99 and the Tax Matters Person Certificate with an initial Certificate Balance of $0.01.

(21) The Pass-Through Rate for each Class of Subordinated Certificates for any Distribution Date will be equal to (a) a per annum rate equal to the sum of: (i) 5.50% multiplied by the excess of the sum of (x) the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 1 and
     (y) the amount, if any, on deposit in the Supplemental Loan Account and allocated to that Loan Group, over the aggregate of the Class Certificate Balances of the Group 1 Senior Certificates immediately prior to that Distribution Date, (ii) 4.75%, multiplied by the excess of the sum of (x) the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 2 and (y) the amount, if any, on deposit in the Supplemental Loan Account and allocated to that Loan Group, over the aggregate of the Class Certificate Balances of the Group 2 Senior Certificates immediately prior to that Distribution Date, and (iii) 4.75%, multiplied by the excess of the sum of (x) the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 3 and (y) the amount, if any, on deposit in the Supplemental Loan Account and allocated to that Loan Group, over the aggregate of the Class Certificate Balances of the Group 3 Senior Certificates immediately prior to that Distribution Date; divided by (b) the aggregate of the Class Certificate Balances of the Subordinated Certificates immediately prior to that Distribution Date. The Pass-Through Rate for each Class of Subordinated Certificates for the first Distribution Date will be 5.106% per annum.

The following table specifies the class designation, interest rate, and principal amount for each class of Lower Tier REMIC Interests:

                           Lower Tier REMIC Interest
                           -------------------------

Lower Tier REMIC Class        Initial Class
      Designation           Principal Balance      Class Interest Rate
------------------------- ---------------------- -----------------------
LT-1-P&I                           (1)                   5.50%
------------------------- ---------------------- -----------------------
LT-1-PO                        $710,701.00                (2)
------------------------- ---------------------- -----------------------
LT-2-P&I                           (3)                   4.75%
------------------------- ---------------------- -----------------------
LT-2-PO                        $110,507.00                (2)
------------------------- ---------------------- -----------------------
LT-3-P&I                           (4)                   4.75%
------------------------- ---------------------- -----------------------
LT-3-PO                        $111,124.00                (2)
------------------------- ---------------------- -----------------------
LT-A-R                             (5)                    (5)
------------------------- ---------------------- -----------------------
------------------------------------------
(1) The initial principal balance of the Class LT-1-P&I Interest is the aggregate principal balance of the Initial Mortgage Loans in Loan Group 1 plus the amount, if any, on deposit in the Supplemental Loan Account allocated to Loan Group 1 minus the amount of the LT-1-PO Interest.

(2)  This Class of Lower Tier Interest does not pay any interest.

(3) The initial principal balance of the Class LT-2-P&I Interest is the aggregate principal balance of the Initial Mortgage Loans in Loan Group 2 plus the amount, if any, on deposit in the Supplemental Loan Account allocated to Loan Group 2 minus the amount of the LT-2-PO Interest.

(4) The initial principal balance of the Class LT-3-P&I Interest is the aggregate principal balance of the Initial Mortgage Loans in Loan Group 3 plus the amount, if any, on deposit in the Supplemental Loan Account allocated to Loan Group 3 minus the amount of the LT-3-PO Interest.

(5) The Class LT-A-R Interest is the sole Class of residual interest in the Lower Tier REMIC. It does not pay any interest or principal.

          On each Distribution Date, the Trustee shall allocate the Realized Losses on the Group 1 Mortgage Loans (including any reductions in previously allocated Realized Losses on the Group 1 Mortgage Loans attributable to any related Subsequent Recoveries), and distribute the principal on the Group 1 Mortgage Loans between the Class LT-1-PO Interest and the Class LT-1-P&I Interest in the same manner that such amounts are allocated to or distributed between (a) the Class PO-1 Component and (b) the remaining Group 1 Senior Certificates and the Assumed Balance of the Class Certificate Balance of each Class of Subordinated Certificates related to the Group 1 Mortgage Loans.

          On each Distribution Date, the Trustee shall allocate the Realized Losses on the Group 2 Mortgage Loans (including any reductions in previously allocated Realized Losses on the Group 2 Mortgage Loans attributable to any related Subsequent Recoveries), and distribute the principal on the Group 2 Mortgage Loans between the Class LT-2-PO Interest and the Class LT-2-P&I Interest in the same manner that such amounts are allocated to or distributed between (a) the Class PO-2 Component and (b) the remaining Group 2 Senior Certificates and the Assumed Balance of the Class Certificate Balance of each Class of Subordinated Certificates related to the Group 2 Mortgage Loans.

          On each Distribution Date, the Trustee shall allocate the Realized Losses on the Group 3 Mortgage Loans (including any reductions in previously allocated Realized Losses on the Group 3 Mortgage Loans attributable to any related Subsequent Recoveries), and distribute the principal on the

Group 3 Mortgage Loans between the Class LT-3-PO Interest and the Class LT-3-P&I Interest in the same manner that such amounts are allocated to or distributed between (a) the Class PO-3 Component and (b) the remaining Group 3 Senior Certificates and the Assumed Balance of the Class Certificate Balance of each Class of Subordinated Certificates related to the Group 3 Mortgage Loans.

          On each Distribution Date, interest is payable on each Lower Tier REMIC Interest at the rates, or according to the formulas, shown above.

          The following table specifies the class designation, interest rate and principal amount for each class of Middle Tier REMIC Interest:


          Middle Tier REMIC Interests
          ---------------------------

---------------------------- ------------------------------ ---------------------- -----------------------------
                                     Initial Class
  Middle Tier REMIC Class              Principal                                      Corresponding Class of
        Designation                     Balance              Class Interest Rate           Certificates
---------------------------- ------------------------------ ---------------------- -----------------------------

MTR-1-A-1                           $50,000,000.00                  4.50%                     1-A-1
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-2-A                        $101,782,955.00                  3.50%                     1-A-2
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-2-B-1                        $7,070,000.00                  9.00%                1-A-2, 1-A-8 (1)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-2-B-2                       $16,100,000.00                  9.00%               1-A-2, 1-A-12 (2)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-2-B-3                       $9,400,545.00                   9.00%                1-A-2, 1-A-8-(3)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-3                             $50,000.00                    5.50%                     1-A-3
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-4                           $12,500,000.00                  5.40%                1-A-4, 1-A-13(4)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-5                           $25,000,000.00                  5.50%                1-A-5, 1-A-8 (5)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-6                           $9,650,000.00                   5.50%                     1-A-6
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-7                           $6,612,000.00                   5.50%                     1-A-7
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-8                           $70,000,000.00                  5.50%                     1-A-8
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-9                           $20,000,000.00                  5.50%                     1-A-9
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-10                          $20,000,000.00                  8.00%               1-A-10, 1-A-11(6)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-14                           $600,000.00                    5.50%                     1-A-14
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-15                          $44,784,500.00                  7.50%               1-A-15, 1-A-16(7)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-A-17                          $66,550,000.00                  5.50%                1-A-17,1-A-8 (5)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-1-$100                             $100.00                      5.50%                       A-R
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-2-A-1                          $156,039,000.00                  4.75%                2-A-1, 2-A-10(8)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-2-A-2                           $50,000,000.00                 4.625%                2-A-2, 2-A-10(9)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-2-A-3                           $25,000,000.00                  5.00%                     2-A-3
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-2-A-4                           $27,176,471.00                  3.25%                     2-A-4
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-2-A-5                           $14,823,529.00                  7.50%                2-A-5, 2-A-6(10)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-2-A-7                           $20,000,000.00                  4.75%                     2-A-7
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-2-A-8                            $765,000.00                    4.75%                     2-A-8
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-2-A-9                            $235,000.00                    4.75%                     2-A-9
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-3-A-1                            $16,900,000                    4.75%                     3-A-1
---------------------------- ------------------------------ ---------------------- -----------------------------

                                      8

---------------------------- ------------------------------ ---------------------- -----------------------------
                                     Initial Class
  Middle Tier REMIC Class              Principal                                      Corresponding Class of
        Designation                     Balance              Class Interest Rate           Certificates
---------------------------- ------------------------------ ---------------------- -----------------------------

MTR-3-A-2                           $5,100,000.00                   4.75%                     3-A-2
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-3-A-3                           $15,000,000.00                  4.75%                     3-A-3
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-3-A-4                           $1,000.000.00                   4.75%                     3-A-4
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-3-A-5                           $50,000,000.00                  3.75%                     3-A-5
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-3-A-6                           $25,000,000.00                  7.50%                3-A-6, 3-A-7(11)
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-3-A-8                           $25,000,000.00                  4.00%                     3-A-8
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-3-A-9                           $95,436,000.00                  4.75%                     3-A-9
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-3-A-10                          $15,500,000.00                  4.75%                     3-A-10
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-PO                               $932,332.00                    (12)                        PO
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-M                               $10,540,000.00                  (13)                        M
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-B-1                             $3,162,000.00                   (13)                       B-1
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-B-2                             $3,162,000.00                   (13)                       B-2
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-B-3                             $1,054,000.00                   (13)                       B-3
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-B-4                             $1,054,000.00                   (13)                       B-4
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-B-5                             $1,581,567.00                   (13)                       B-5
---------------------------- ------------------------------ ---------------------- -----------------------------
MTR-A-R                                  (14)                       (14)                        A-R
------------------------------------------


(1) The Class 1-A-8 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-1-A-2-B-1 Middle Tier Interest. Specifically, for each Interest Accrual Period, the Class 1-A-8 Certificates are entitled to interest accruals on the MTR-1-A-2-B-1 Middle Tier Interest at a per annum rate equal to 5.50%. The Class 1-A-8 Certificates are not entitled to receive any principal with respect to the MTR-1-A-2-B-1 Middle Tier Interest.

(2) The Class 1-A-12 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-1-A-2-B-2 Middle Tier Interest. Specifically, for each Interest Accrual Period, the Class 1-A-12 Certificates are entitled to interest accruals on the MTR-1-A-2-B-2 Middle Tier Interest at a per annum rate equal to 5.50%. The Class 1-A-12 Certificates are not entitled to receive any principal with respect to the MTR-1-A-2-B-2 Middle Tier Interest.

(3) The Class 1-A-8 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-1-A-2-B-3 Middle Tier Interest. Specifically, for each Interest Accrual Period, the Class 1-A-8 Certificates are entitled to interest accruals on the MTR-1-A-2-B-3 Middle Tier Interest at a per annum rate equal to 5.50%. The Class 1-A-8 Certificates are not entitled to receive any principal with respect to the MTR-A-2-B-3 Middle Tier Interest.

(4) The Class 1-A-13 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-1-A-4 Middle Tier Interest. Specifically, for each related

     Distribution Date, the Class 1-A-13 Certificates are entitled to interest accruals on the MTR-1-A-4 Middle Tier Interest at a per annum rate equal to 0.25%.

(5) The Class 1-A-8 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on this Middle Tier Interest. Specifically, for each Interest Accrual Period, the Class 1-A-8 Certificates are entitled to interest accruals on this Middle Tier Interest at a per annum rate equal to .70%.

(6) The Class 1-A-11 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-1-A-10 Middle Tier Interest. Specifically, for each related Distribution Date, the Class 1-A-11 Certificates are entitled to interest accruals on the MTR-1-A-10 Middle Tier Interest at a per annum rate equal to 7.50% minus LIBOR, but not less than 0.00%.

(7) The Class 1-A-16 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-1-A-15 Middle Tier Interest. Specifically, for each related Distribution Date, the Class 1-A-16 Certificates are entitled to interest accruals on this MTR-1-A-15 Middle Tier Interest at a per annum rate equal to 7.05% minus LIBOR but not less than 0.00%.

(8) The Class 2-A-10 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-2-A-1 Middle Tier Interest. Specifically, for each related Distribution Date, the Class 2-A-10 Certificates are entitled to interest accruals on the MTR-2-A-1 Middle Tier Interest at a per annum rate equal to 3.75%.

(9) The Class 2-A-10 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-2-A-2 Middle Tier Interest. Specifically, for each related Distribution Date, the Class 2-A-10 Certificates are entitled to interest accruals on the MTR-2-A-2 Middle Tier Interest at a per annum rate equal to .125%.

(10) The Class 2-A-6 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-2-A-5 Middle Tier Interest. Specifically, for each related Distribution Date, the Class 2-A-6 Certificates are entitled to interest accruals on this MTR-2-A-5 Middle Tier Interest at a per annum rate equal to 7.10% minus LIBOR, but not less than 0.00%.

(11) The Class 3-A-7 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the MTR-3-A-6 Middle Tier Interest. Specifically, for each related Distribution Date, the Class 3-A-7 Certificates are entitled to interest accruals on the MTR-3-A-6 Middle Tier Interest at a per annum rate equal to 7.05% minus LIBOR but not less than 0.00%.

(12) This class of Middle Tier Interest does not pay any interest.

(13) The interest rate for each of these Middle Tier Interests for any Distribution Date will be equal to (a) a per annum rate equal to the sum of: (i) 5.50% multiplied by the excess of the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 1 over the aggregate of the Class Certificate Balances of the Group 1 Senior Certificates immediately prior to that Distribution Date, (ii) 4.75%, multiplied by the excess of the aggregate of the Stated Principal Balance of the Mortgage Loans in Loan Group 2 over the aggregate of the Class Certificate Balances of the Group 2 Senior Certificates immediately prior to that Distribution Date, and (iii) 4.75%, multiplied by the excess of the aggregate of the Stated Principal Balance of the Mortgage Loans in Loan Group 3 over the aggregate of the Class Certificate Balances of the Group 3 Senior Certificates immediately prior to that Distribution Date,
     (b) divided by the aggregate of the principal balances of these Middle Tier Interests on that Distribution Date. The Pass-Through Rate for each of these Middle Tier Interests for the first Distribution Date will be 5.106% per annum.

(14) MTR-A-R is the sole class of residual interest in the Middle Tier REMIC. It pays no interest or principal.

On each Distribution Date, principal and interest shall be distributed with respect to the Middle Tier Interests in the following manner:

(1) Interest is to be distributed with respect to each Middle Tier Interest at the rate or according to the formulas described above; and

(2) Principal is to be distributed with respect to each Middle Tier Interest in the same manner and in the same amount as principal is distributed with respect to each Middle Tier Interest's Corresponding Class or Classes of Certificates. In the case of the MTR-1-A-2-A and MTR-1-A-2-B Middle Tier interests, the principal amount distributed with respect to the Class 1-A-2 Certificates shall be pro-rated between the MTR-1-A-2-A Middle Tier Interests and MTR-1-A-2-B Middle Tier Interests (as a class) based on the principal balance of the MTR-1-A-2-A Middle Tier Interest and the aggregate principal balance of the MTR-1-A-2-B Middle Tier interests, and the amount allocated to the MTR-1-A-2-B Middle Tier Interests (as a class) shall be further allocated among the MTR-1-A-2-B Middle Tier Interests sequentially starting with the MTR-1-A-2-B-1 Middle Tier Interest.

On each Distribution Date, Realized Losses (and increases in Principal Balances attributable to Subsequent Recoveries) shall be allocated among the Middle Tier Interests in the same manner that Realized Losses (and increases in Class Certificate Balances attributable to Subsequent Recoveries) are allocated among each Middle Tier Interest's Corresponding Class or Classes of Certificates. In the case of the MTR-1-A-2-A and MTR-1-A-2-B Middle Tier Interests, the Realized Losses (and increases in Principal Balances attributable to Subsequent Recoveries) allocated to the Class 1-A-2 Certificates shall be pro-rated between the MTR-1-A-2-A Middle Tier Interest and MTR-A-2-B Middle Tier Interests (as a class) based on the principal balance of the MTR-1-A-2-A Middle Tier Interest and the aggregate principal balances of the MTR-1-A-2-B Middle Tier Interests, and the amount allocated to the MTR-1-A-2-B Middle Tier Interests (as a class) shall be further allocated among such interests sequentially starting with the MTR-1-A-2-B-1 Middle Tier Interest.

Set forth below are designations of Classes or Components of Certificates to the categories used herein:

Accretion Directed Certificates.....Class 1-A-2, Class 1-A-3,
                                    Class 1-A-5, Class 1-A-6, Class 1-A-7,
                                    Class 1-A-15, Class 1-A-17, Class 2-A-7
                                    and Class 2-A-8 Certificates.



Accretion Directed Components.......Class 1-A-8-3 Component.

Accrual.............................Certificates Class 1-A-3, Class
                                    1-A-6, Class 1-A-7, Class 2-A-8
                                    and Class 2-A-9 Certificates.

Accrual Components..................Class 1-A-8-1 and Class 1-A-8-3
                                    Components.

Book-Entry Certificates.............All Classes of Certificates other than the Physical Certificates.

COFI Certificates...................None.

Component Certificates..............Class 1-A-8 and Class PO
                                    Certificates.


Components..........................For purposes of calculating distributions of principal and/or
                                    interest, the Component Certificates, if any, will be comprised of multiple payment components having the designations, Initial Component Balances or Notional Amounts, as applicable, and Pass-Through Rates set forth below:


                                    Class 1-A-8 Certificates

                                        Designation                 Component Balance    Pass-Through Rate
                                        -----------                 -----------------    -----------------
                                    Class 1-A-8-1 Component             $11,052,000             5.50%
                                    Class 1-A-8-2 Component                 (1)                 5.50%
                                    Class 1-A-8-3 Component             $58,948,000             5.50%
                                    Class 1-A-8-4 Component                 (2)                 5.50%
                                    Class 1-A-8-5 Component                 (3)                 5.50%


                                    (1) The Class 1-A-8-2 Component does not have a Component Balance, but does have a Component Notional Amount. The initial Component Notional Amount of the Class 1-A-8-2 Component is $11,651,818

                                    (2) The Class 1-A-8-4 Component does not have a Component Balance, but does have a Component Notional Amount. The initial Component Notional Amount of the Class 1-A-8-4 Component is $9,400,545.

                                    (3) The Class 1-A-8-5 Component does not have a Component Balance, but does have a Component Notional Amount. The initial Component Notional Amount of the Class 1-A-8-5 Component is $7,070,000.

                                    Class PO Certificates

                                                                    Initial Component
                                        Designation                 Principal Balance    Pass-Through Rate
                                        -----------                 -----------------    -----------------
                                    Class PO-1 Component                $710,701                    (1)
                                    Class PO-2 Component                $110,507                    (1)
                                    Class PO-3 Component                $111,124                    (1)
                                (1) This component does not bear interest.


Delay Certificates .................All interest-bearing Classes of
                                    Certificates other than the Non-Delay
                                    Certificates, if any.


ERISA-Restricted
Certificates........................The Residual Certificates and Private
                                    Certificates; until an ERISA-Qualifying
                                    Underwriting has occurred with respect
                                    to such Class, the Class PO
                                    Certificates; and any Certificate of a
                                    Class that ceases to satisfy the
                                    applicable rating requirement under the
                                    Underwriter's Exemption.


Floating Rate Certificates..........Class 1-A-10, Class 1-A-15, Class 2-A-5
                                    and Class 3-A-6 Certificates.

Group 1 Certificates................Group 1 Senior Certificates and the
                                    portions of the Subordinated
                                    Certificates related to Loan Group 1.

Group 1 Senior Certificates.........Class 1-A-1, Class 1-A-2, Class 1-A-3,
                                    Class 1-A-4, Class 1-A-5, Class 1-A-6,
                                    Class 1-A-7, Class 1-A-8, Class 1-A-9,
                                    Class 1-A-10, Class 1-A-11, Class
                                    1-A-12, Class 1-A-13, Class 1-A-14,
                                    Class 1-A-15, Class 1-A-16, Class 1-A-17 and Class A-R Certificates, and the Class PO-1 Component.

Group 2 Certificates................Group 2 Senior Certificates and the
                                    portions of the Subordinated
                                    Certificates related to Loan Group 2.

Group 2 Senior Certificates.........Class 2-A-1, Class 2-A-2, Class 2-A-3,
                                    Class 2-A-4, Class 2-A-5, Class 2-A-6,
                                    Class 2-A-7, Class 2-A-8, Class 2-A-9
                                    and Class 2-A-10 Certificates, and the
                                    Class PO-2 Component.


Group 3 Certificates................Group 3 Senior Certificates and the
                                    portions of the Subordinated
                                    Certificates related to Loan Group 3.

Group 3 Senior Certificates.........Class 3-A-1, Class 3-A-2, Class 3-A-3,
                                    Class 3-A-4, Class 3-A-5, Class 3-A-6,
                                    Class 3-A-7, Class 3-A-8, Class 3-A-9
                                    and Class 3-A-10 Certificates, and the
                                    Class PO-3 Component.

Inverse Floating Rate
Certificates........................Class 1-A-11, Class 1-A-16, Class 2-A-6
                                    and Class 3-A-7 Certificates.

LIBOR Certificates..................Floating Rate Certificates and Inverse
                                    Floating Rate Certificates.

Non-Delay Certificates..............LIBOR Certificates.

Notional Amount
Certificates........................Class 1-A-11, Class 1-A-12, Class 1-A-13,
                                    Class 1-A-16, Class 2-A-6, Class 2-A-10
                                    and Class 3-A-7 Certificates.

Notional Amount
Components..........................Class 1-A-8-2, Class 1-A-8-4 and
                                    Class 1-A-8-5 Components.

Payment Group.......................Class 1-A-3, Class 1-A-5 and
                                    Class 1-A-17 Certificates.

Offered Certificates................All Classes of Certificates other than the Private Certificates.

Physical Certificates...............Private Certificates and the Residual
                                    Certificates.

Planned Principal Classes...........Class 1-A-2, Class 1-A-15, Class 2-A-4
                                    and Class 2-A-5 Certificates
                                    and Class 1-A-8-1 Component.

Principal Only
Certificates........................Class PO Certificates.

Private Certificates................Class B-3, Class B-4 and Class B-5
                                    Certificates.

Rating Agencies.....................Fitch and S&P.

Regular Certificates................All Classes of Certificates, other than the Residual Certificates.

Residual Certificates...............Class A-R Certificates.

Scheduled Principal
Classes.............................None.

Senior Certificate Group............The Group 1 Senior Certificates, Group 2
                                    Senior Certificates or the Group 3
                                    Senior Certificates, as applicable.


Senior Certificates.................Class 1-A-1, Class 1-A-2, Class 1-A-3,
                                    Class 1-A-4, Class 1-A-5, Class 1-A-6,
                                    Class 1-A-7, Class 1-A-8, Class 1-A-9,
                                    Class 1-A-10, Class 1-A-11, Class
                                    1-A-12, Class 1-A-13, Class 1-A-14,
                                    Class 1-A-15, Class 1-A-16, Class
                                    1-A-17, Class 2-A-1, Class 2-A-2, Class
                                    2-A-3, Class 2-A-4, Class 2-A-5, Class
                                    2-A-6, Class 2-A-7, Class 2-A-8, Class
                                    2-A-9, Class 2-A-10, Class 3-A-1, Class
                                    3-A-2, Class 3-A-3, Class 3-A-4, Class
                                    3-A-5, Class 3-A-6, Class 3-A-7, Class
                                    3-A-8, Class 3-A-9, Class 3-A-10, Class
                                    PO and Class A-R Certificates.

Subordinated Certificates...........Class M, Class B-1, Class B-2, Class B-3,
                                    Class B-4 and Class B-5 Certificates.

Targeted Principal
Classes.............................Class 1-A-3, Class 1-A-5, Class 1-A-17
                                    and Class 2-A-7 Certificates and
                                    Class 1-A-8-3 Component.

          With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

          If the aggregate Stated Principal Balance of the Initial Mortgage Loans in a Loan Group on the Closing Date is equal to or greater than the aggregate Class Certificate Balance of the Certificates in the related Certificate Group as of such date, all references herein to "Aggregate Supplemental Purchase Amount", "Aggregate Supplemental Transfer Amount", "Capitalized Interest Account", "Capitalized Interest Requirement", "Conveyance Period", "Conveyance Period Distribution Date", "Remaining Non-PO Supplemental Loan Amount", "Remaining PO Supplemental Loan Amount", "Supplemental Amount", "Supplemental Cut-off Date", "Supplemental Loan Account", "Supplemental Mortgage Loan", "Supplemental Transfer Agreement" and "Supplemental Transfer Date" with respect to that Loan Group shall be of no force or effect and all provisions herein related thereto shall similarly be of no force or effect.

                                  ARTICLE I

                                  DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accretion Directed Certificates: As specified in the Preliminary Statement.

          Accretion Direction Rule: With respect to any Distribution Date up to and including the related Accrual Termination Date and the Class 1-A-3, Class 1-A-6, Class 1-A-7, Class 2-A-8 and Class 2-A-9 Certificates and the Class 1-A-8-1 and Class 1-A-8-3 Components, the Accretion Direction Rule shall refer to the Class 1-A-3 Accretion Direction Rule, Class 1-A-6 Accretion Direction Rule, Class 1-A-7 Accretion Direction Rule, Class 2-A-8 Accretion Direction Rule, Class 2-A-9 Accretion Direction Rule, Class 1-A-8-1 Accretion Direction Rule and Class 1-A-8-3 Accretion Direction Rule, respectively.

          Accrual Amount: With respect to any Class of Accrual Certificates or any Accrual Component and any Distribution Date prior to the related Accrual Termination Date, the amount allocable to interest on such Class of Accrual Certificates or Accrual Component with respect to such Distribution Date pursuant to Section 4.02(a)(1)(ii) and Section 4.02(a)(2)(ii), as applicable.

          Accrual Certificates: As specified in the Preliminary Statement.

          Accrual Components: As specified in the Preliminary Statement.

          Accrual Termination Date: With respect to the Class 1-A-3, Class 1-A-6, Class 1-A-7, Class 2-A-8 and Class 2-A-9 Certificates and the Class 1-A-8-1 and Class 1-A-8-3 Components, the Accrual Termination Date shall refer to the Class 1-A-3 Accrual Termination Date, Class 1-A-6 Accrual Termination Date, Class 1-A-7 Accrual Termination Date, Class 2-A-8 Accrual Termination Date, Class 2-A-9 Accrual Termination Date, Class 1-A-8-1 Accrual Termination Date and Class 1-A-8-3 Accrual Termination Date, respectively.

          Adjusted Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Basic Master Servicing Fee Rate.

          Adjusted Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of the Trustee Fee Rate and the Basic Master Servicing Fee Rate. For purposes of determining whether any Substitute Mortgage Loan is a Discount Mortgage Loan or a Non-Discount Mortgage Loan and for purposes of calculating the applicable PO Percentage and the applicable Non-PO Percentage, with respect to each Mortgage Loan in the related Loan Group, and the Excess Master Servicing Fee, each Substitute Mortgage Loan shall be deemed to have an Adjusted Net Mortgage Rate equal to the Adjusted Net Mortgage Rate of the Deleted Mortgage Loan for which it is substituted.

          Advance: As to a Loan Group, the payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Basic Master Servicing Fee and net of any net income in the case of any REO Property and, for so long as Countrywide Home Loans Servicing LP is the Master Servicer, the related Excess Master Servicing Fee) on the Mortgage Loans in such Loan Group that were due on the related Due Date and not received by the Master Servicer as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if, advanced.

          Aggregate Notional Amount: The aggregate of the Notional Amount of the Class 1-A-12 Certificates and the Component Notional Amounts of the Class 1-A-8-4 and Class 1-A-8-5 Components, which, for any Distribution Date, is equal to the product of (1) a fraction, the numerator of which is 1.00 and the denominator of which is 5.50, and (2) the aggregate Class Certificate Balance of the Class 1-A-2 and Class 1-A-15 Certificates, in each case after giving effect to distributions to the Class 1-A-2 and Class 1-A-15 Certificates on that Distribution Date.

          Aggregate Planned Balance: With respect to any group of Planned Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule V hereto.

          Aggregate Supplemental Purchase Amount: With respect to any Supplemental Transfer Date and Loan Group, the applicable "Aggregate Supplemental Purchase Amount" identified in the related Supplemental Transfer Agreement for such Loan Group, which shall be an estimate of the aggregate Stated Principal Balance of the Supplemental Mortgage Loans to be included in such Loan Group identified in such Supplemental Transfer Agreement.

          Aggregate Supplemental Transfer Amount: With respect to any Supplemental Transfer Date and Loan Group, the aggregate Stated Principal Balance as of the related Supplemental Cut-off Date of the Supplemental Mortgage Loans to be included in such Loan Group conveyed on such Supplemental Transfer Date, as listed on the revised Mortgage Loan Schedule delivered pursuant to Section 2.01(f); provided, however, that such amount shall not exceed the amount on deposit in the Supplemental Loan Account allocated to purchasing Supplemental Mortgage Loans for such Loan Group.

          Aggregate Targeted Balance: With respect to any group of Targeted Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule V hereto.

          Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

          Allocable Share: As to any Distribution Date and any Mortgage Loan
(i) with respect to the Class PO-1, Class PO-2 and Class PO-3 Components, zero and (ii) with respect to each other Class of Certificates the product of (a) the lesser of (I) the ratio that the related Required Coupon bears to the Adjusted Net Mortgage Rate of such Mortgage Loan and (II) one, multiplied by
(b) the ratio that the amount calculated with respect to such Distribution Date (A) with respect to the Senior Certificates of the related Senior Certificate Group, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) and (B) with respect to the Subordinated Certificates, pursuant to the definition of Assumed Interest Amount or after the second Senior Termination Date, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) or the definition of Assumed Interest Amount, as applicable.

          Amount Available for Senior Principal: As to any Distribution Date, and (a) Loan Group 1, the sum of (i) Available Funds for such Distribution Date and Loan Group and (ii) Remaining

Available Funds for Loan Group 2 and Loan Group 3 for such Distribution Date, reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of interest on the related Senior Certificates pursuant to Section 4.02(a)(1)(ii) and payment of the Class 1-A-4 Premium to MBIA pursuant to Section 4.02(a)(1)(i), (b) Loan Group 2, the sum of (i) Available Funds for such Distribution Date and Loan Group and (ii) Remaining Available Funds for Loan Group 1 and Loan Group 3 for such Distribution Date, reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of interest on the related Senior Certificates pursuant to Section 4.02(a)(2)(ii) or (c) Loan Group 3, the sum of (i) Available Funds for such Distribution Date and Loan Group and (ii) Remaining Available Funds for Loan Group 1 and Loan Group 2 for such Distribution Date, reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of interest on the related Senior Certificates pursuant to Section 4.02(a)(3)(ii).

          Amount Held for Future Distribution: As to any Distribution Date and Mortgage Loans in a Loan Group, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries received in the month of such Distribution Date relating to such Loan Group and (ii) all Scheduled Payments due after the related Due Date relating to such Loan Group.

          Applicable Credit Support Percentage: As defined in Section 4.02(e).

          Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinancing Mortgage Loan other than a Streamlined Documentation Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made-at the time of the origination of such Refinancing Mortgage Loan; and
(iii) with respect to a Streamlined Documentation Mortgage Loan, (a) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was 90% or less, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of the Original Mortgage Loan and (b) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was greater than 90%, the value of the Mortgaged Property based upon the appraisal (which may be a drive-by appraisal) made at the time of the origination of such Streamlined Documentation Mortgage Loan.

          Assumed Balance: With respect to any Distribution Date, Class of Subordinated Certificates and Loan Group, each such Class' pro rata interest (based on their respective Class Certificate Balances) in such Loan Group equal to the product of the Subordinated Percentage for such Loan Group as of such Distribution Date and the aggregate of the applicable Non-PO Percentage of the Stated Principal Balance of each Mortgage Loan in such Loan Group as of the Due Date occurring in the month preceding the month of such Distribution Date.

          Assumed Interest Amount: With respect to any Distribution Date and Class of Subordinated Certificates, one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the applicable Assumed Balance immediately prior to that Distribution Date.

          Available Funds: As to any Distribution Date and Mortgage Loans in a Loan Group, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related

Determination Date, including any Subsequent Recoveries, in respect of such Mortgage Loans net of the related Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08(a) in respect of such Mortgage Loans and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(v) inclusive of Section 3.08(b) in respect of such Mortgage Loans, (b) the amount of the related Advance, (c) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date, (d) with respect to each Loan Group, on each Conveyance Period Distribution Date, the amount, if any, transferred from the Capitalized Interest Account in respect of the applicable Capitalized Interest Requirement with respect to the Mortgage Loans in such Loan Group, and (e) with respect to each Loan Group, on the last Conveyance Period Distribution Date, the amount, if any, transferred from the Supplemental Loan Account representing the applicable Remaining Non-PO Supplemental Loan Amount for such Loan Group and the applicable Remaining PO Supplemental Loan Amount for such Loan Group, if any; provided, however, that on the second Senior Termination Date, Available Funds with respect to the Loan Group relating to the remaining Senior Certificate Group shall include the Available Funds from the other Loan Groups after all distributions are made on the Senior Certificates of the other Senior Certificate Group or Groups and on any Distribution Date thereafter, Available Funds shall be calculated based on all the Mortgage Loans in the Mortgage Pool, as opposed to the Mortgage Loans in the related Loan Group.

          Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

          Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

          Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

          Bankruptcy Loss Coverage Amount: As of any date of determination, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then current ratings assigned to the Classes of Certificates rated by it, without regard to the Class 1-A-4 Policy.

          Basic Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Basic Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date, subject to reduction as provided in Section 3.14.

          Basic Master Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum.

          Blanket Mortgage: The mortgage or mortgages encumbering the Cooperative Property.

          Book-Entry Certificates: As specified in the Preliminary Statement.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Capitalized Interest Account: The separate Eligible Account designated as such and created and maintained by the Trustee pursuant to
Section 3.05(h) hereof. The Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC. Except as provided in Section 3.05(h) hereof, any investment earnings on the amounts on deposit in the Capitalized Interest Account shall be treated as owned by the Depositor and will be taxable to the Depositor.

          Capitalized Interest Requirement: With respect to each Conveyance Period Distribution Date and Loan Group, the excess, if any, of (a) the sum of
(1) the amount calculated pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Certificates (including with respect to the Subordinated Certificates, the related Assumed Balance of each such Class) in the Certificate Group related to such Loan Group for such Distribution Date, plus (2) the Trustee Fee for such Loan Group for such Distribution Date, plus (3) in the case of Loan Group 1 the Class 1-A-4 Premium, over (b) with respect to each Mortgage Loan in such Loan Group, (1) 1/12 of the product of the related Adjusted Mortgage Rate and the related Stated Principal Balance as of the related Due Date (prior to giving effect to any Scheduled Payment due on such Mortgage Loan on such Due Date) minus (2) any related reductions required by Section 4.02(d) hereof minus (3) the related Excess Master Servicing Fee. On the Closing Date, the amount deposited in the Capitalized Interest Account shall be $865,895.04.

          Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

          Certificate Account: The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.05 with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "Countrywide Home Loans Servicing LP, in trust for the registered holders of CHL Mortgage Pass-Through Trust 2003-20, Mortgage Pass-Through Certificates Series 2003-20."

          Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (A) plus any Subsequent Recoveries added to the Certificate Balance of such Certificate pursuant to Section 4.02, (B) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated thereto and, in the case of any Subordinated Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to Section 4.03 and (B) in the case of any Class of Accrual Certificates, increased by the Accrual Amount added to the Class Certificate Balance of such Class prior to such date. Exclusively for the purpose of determining any subrogation rights of MBIA arising under Section 4.05 hereof, "Certificate Balance" of the Class 1-A-4 Certificates shall not be reduced by the amount of any payments made by MBIA in respect of principal on such Certificates under the Class 1-A-4 Policy, except to the extent such payment shall have been reimbursed to MBIA pursuant to the provisions of this Agreement.

          Certificate Group: The Group 1, Group 2 or Group 3 Certificates, as the context requires.

          Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate. For the purposes of this Agreement, in order for a Certificate Owner to enforce any of its rights hereunder, it shall first have to provide evidence of its beneficial ownership interest in a Certificate that is reasonably satisfactory to the Trustee, the Depositor, and/or the Master Servicer, as applicable.

          Certificate Register: The register maintained pursuant to Section
5.02 hereof.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof (other than the second sentence of Section 10.01 hereof) that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Class: All Certificates bearing the same Class designation as set forth in the Preliminary Statement.

          Class 1-A-4 Policy: The irrevocable Certificate Guaranty Insurance Policy, No. 41409, including any endorsements thereto, issued by MBIA with respect to the Class 1-A-4 Certificates, in the form attached hereto as Exhibit O.

          Class 1-A-4 Policy Payments Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.05(c) in the name of the Trustee for the benefit of the Class 1-A-4 Certificateholders and designated "The Bank of New York in trust for registered holders of CHL Mortgage Pass-Through Trust 2003-20, Mortgage Pass-Through Certificates, Series 2003-20, Class 1-A-4". Funds in the Class 1-A-4 Policy Payments Account shall be held in trust for the Class 1-A-4 Certificateholders for the uses and purposes set forth in this Agreement.

          Class 1-A-4 Premium: With respect to the Class 1-A-4 Policy and any Distribution Date, an amount equal to the product of (i) one-twelfth (1/12) of the "premium percentage" set forth in the Commitment Letter, dated as of May 29, 2003, between MBIA and Morgan Stanley & Co. Incorporated relating to the Class 1-A-4 Policy and (ii) the Class Certificate Balance of the Class 1-A-4 Certificates immediately prior to such Distribution Date.

          Class 1-A-4 Prepayment Interest Shortfall: With respect to the Class 1-A-4 Certificates and any Distribution Date, the aggregate amount of Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 1 allocated to the Class 1-A-4 Certificates with respect to such Distribution Date.

          Class 1-A-4 Relief Act Reduction: As to any Distribution Date, the amount of Relief Act Reductions allocated to the Class 1-A-4 Certificates for such Distribution Date pursuant to Section 4.02(d).

          Class 1-A-4 Rounding Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 4.03(f) in the name of the Trustee for the benefit of the

Class 1-A-4 Certificateholders and designated "The Bank of New York in trust for registered holders of CHL Mortgage Pass-Through Trust 2003-20, Mortgage Pass-Through Certificates, Series 2003-20, Class 1-A-4." Funds in the Class 1-A-4 Rounding Account shall be held in trust for the Class 1-A-4 Certificateholders for the uses and purposes set forth in this Agreement. The Class 1-A-4 Rounding Account will not be a part of the Trust Fund or any REMIC created hereunder and, for all federal income tax purposes, will be beneficially owned by Morgan Stanley & Co. Incorporated.

          Class 1-A-3 Accretion Direction Rule: With respect to the Class 1-A-3 Certificates and any Distribution Date up to and including the Class 1-A-3 Accrual Termination Date, the Class 1-A-3 Accrual Amount shall be distributed as principal to the Payment Group pursuant to the Payment Group Payment Rule.

          Class 1-A-6 Accretion Direction Rule: With respect to Class 1-A-6 Certificates and any Distribution Date up to and including Class 1-A-6 Accrual Termination Date, the Class 1-A-6 Accrual Amount shall be distributed as principal to the Payment Group, the Class 1-A-6 Certificates and the Class 1-A-8-3 Component in accordance with the priorities set forth in Sections 4.02(a)(1)(iv)(y)(C)(2) through 4.02(a)(1)(iv)(y)(C)(4) hereof.

          Class 1-A-7 Accretion Direction Rule: With respect to the Class 1-A-7 Certificates and any Distribution Date up to and including the Class 1-A-7 Accrual Termination Date, the Class 1-A-7 Accrual Amount shall be distributed as principal to the Payment Group, the Class 1-A-6 and Class 1-A-7 Certificates and the Class 1-A-8-3 Component, in accordance with the priorities set forth in Sections 4.02(a)(1)(iv)(y)(C)(2) through 4.02(a)(1)(iv)(y)(C)(9) hereof.

          Class 1-A-8-1 Accretion Direction Rule: On each Distribution Date up to and including the Class 1-A-8-1 Accrual Termination Date, the Class 1-A-8-1 Accrual Amount will be distributed as principal first (x) concurrently, to the Class 1-A-2 and Class 1-A-15 Certificates, pro rata, and second (y) to the Class 1-A-8-1 Component, without regard to their Aggregate Planned Balance set forth on Schedule 1 for that Distribution Date, until their respective Class Certificate Balance and Component Balance are reduced to zero.

          Class 1-A-8-3 Accretion Direction Rule: With respect to the Class 1-A-8-3 Certificates and any Distribution Date up to and including the Class 1-A-8-3 Accrual Termination Date, the Class 1-A-8-3 Accrual Amount shall be distributed as principal to the Payment Group, Class 1-A-6 and Class 1-A-7 Certificates and the Class 1-A-8-3 Component, in accordance with the priorities set forth in Sections 4.02(a)(1)(iv)(y)(C)(2) through 4.02(a)(1)(iv)(y)(C)(12) hereof.

          Class 2-A-8 Accretion Direction Rule: With respect to the Class 2-A-8 Certificates and any Distribution Date up to and including the Class 2-A-8 Accrual Termination Date, the Class 2-A-8 Accrual Amount shall be distributed as principal to the Class 2-A-7 and Class 2-A-8 Certificates, in accordance with the priorities set forth in Sections 4.02(a)(2)(iv)(y)(B)(2) and 4.02(a)(2)(iv)(y)(B)(3) hereof.

          Class 2-A-9 Accretion Direction Rule: With respect to the Class 2-A-9 Certificates and any Distribution Date up to and including the Class 2-A-9 Accrual Termination Date, the Class 2-A-9 Accrual Amount shall be distributed as principal to the Class 2-A-7, Class 2-A-8 and Class 2-A-9 Certificates, in accordance with the priorities set forth in Sections 4.02(a)(2)(iv)(y)(B)(2) through 4.02(a)(2)(iv)(y)(B)(5) hereof.

          Class 1-A-3 Accrual Amount: With respect to the Class 1-A-3 Certificates and any Distribution Date prior to the Class 1-A-3 Accrual Termination Date, the amount allocable to interest on the Class 1-A-3 Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(1)(ii).

          Class 1-A-6 Accrual Amount: With respect to the Class 1-A-6 Certificates and any Distribution Date prior to the Class 1-A-6 Accrual Termination Date, the amount allocable to interest on the Class 1-A-6 Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(1)(ii).

          Class 1-A-7 Accrual Amount: With respect to the Class 1-A-7 Certificates and any Distribution Date prior to the Class 1-A-7 Accrual Termination Date, the amount allocable to interest on the Class 1-A-7 Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(1)(ii).

          Class 1-A-8-1 Accrual Amount: With respect to the Class A-1-8-1 Component and any Distribution Date prior to the Class A-1-8-1 Accrual Termination Date, the amount allocable to interest on the Class A-1-8-1 Component with respect to such Distribution Date pursuant to Section 4.02(a)(1)(ii).

          Class 1-A-8-3 Accrual Amount: With respect to the Class A-1-8-3 Component and any Distribution Date prior to the Class A-1-8-3 Accrual Termination Date, the amount allocable to interest on the Class A-1-8-3 Component with respect to such Distribution Date pursuant to Section 4.02(a)(1)(ii).

          Class 2-A-8 Accrual Amount: With respect to the Class 2-A-8 Certificates and any Distribution Date prior to the Class 2-A-8 Accrual Termination Date, the amount allocable to interest on the Class 2-A-8 Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(2)(ii).

          Class 2-A-9 Accrual Amount: With respect to the Class 2-A-9 Certificates and any Distribution Date prior to the Class 2-A-9 Accrual Termination Date, the amount allocable to interest on the Class 2-A-9 Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(2)(ii).

          Class 1-A-3 Accrual Termination Date: With respect to the Class 1-A-3 Certificates, the earlier of (a) the Senior Credit Support Depletion Date and (b) the Distribution Date on which the Class Certificate Balances of the Class 1-A-5 and Class 1-A-17 Certificates are reduced to zero.

          Class 1-A-6 Accrual Termination Date: With respect to the Class 1-A-6 Certificates, the earlier of (a) the Senior Credit Support Depletion Date and (b) the Distribution Date on which the Class Certificate Balances of the Class 1-A-3, Class 1-A-5 and Class 1-A-17 Certificates and the Component Balance of the Class 1-A-8-3 Component are reduced to zero.

          Class 1-A-7 Accrual Termination Date: With respect to the Class 1-A-7 Certificates, the earlier of (a) the Senior Credit Support Depletion Date and (b) the Distribution Date on which the Class Certificate Balances of the Class 1-A-3, Class 1-A-5, Class 1-A-6 and Class 1-A-17 Certificates and the Component Balance of the Class 1-A-8-3 Component are reduced to zero.

          Class 1-A-8-1 Accrual Termination Date: With respect to the Class 1-A-8-1 Component, the earlier of (a) the Senior Credit Support Depletion Date and (b) the Distribution Date on which the Class Certificate Balances of the Class 1-A-2 and Class 1-A-15 Certificates are reduced to zero.

          Class 1-A-8-3 Accrual Termination Date: With respect to the Class 1-A-8-3 Component, the earlier of (a) the Senior Credit Support Depletion Date and (b) the Distribution Date on which the Class Certificate Balances of the Class 1-A-3, Class 1-A-5, Class 1-A-7 and Class 1-A-17 Certificates are reduced to zero.

          Class 2-A-8 Accrual Termination Date: With respect to the Class 2-A-8 Certificates, the earlier of (a) the Senior Credit Support Depletion Date and (b) the Distribution Date on which the Class Certificate Balance of the Class 2-A-7 Certificates is reduced to zero.

          Class 2-A-9 Accrual Termination Date: With respect to the Class 2-A-9 Certificates, the earlier of (a) the Senior Credit Support Depletion Date and (b) the Distribution Date on which the Class Certificate Balances of the Class 2-A-7 and Class 2-A-8 Certificates are reduced to zero.

          Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          Class Interest Shortfall: As to any Distribution Date and Class, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i). Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest bearing Class or, with respect to any interest bearing Component, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance, Component Balance, Notional Amount or Component Notional Amount, as applicable, subject to reduction as provided in
Section 4.02(d) and (ii) any Class Unpaid Interest Amounts for such Class or Component.

          Class PO Component: The Class PO-1 Component, the Class PO-2 Component or the Class PO-3 Component, as applicable.

          Class PO Deferred Amount: As to any Distribution Date and Loan Group, the aggregate of the applicable PO Percentage of each Realized Loss, other than any Excess Loss, on a Discount Mortgage Loan in that Loan Group to be allocated to the related Class PO Component on such Distribution Date on or prior to the Senior Credit Support Depletion Date or previously allocated to that Class PO Component and not yet paid to the Holders of the Class PO Certificates.

          Class Subordination Percentage: With respect to any Distribution Date and each Class of Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Certificates.

          Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

          Closing Date: May 30, 2003.

          Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

          COFI Certificates: As specified in the Preliminary Statement.

          Combined Certificates: As specified in the Preliminary Statement.

          Combined Certificates Payment Rule: Not applicable.

          Component: As specified in the Preliminary Statement.

          Component Balance: With respect to any Class PO Component and any Distribution Date, the Initial Component Balance thereof (A) plus any Subsequent Recoveries added to the Component Balance of such Component pursuant to Section 4.02, (B) minus the sum of all amounts applied in reduction of the principal balance of such Class PO Component and Realized Losses allocated thereto plus any Subsequent Recoveries on previous Distribution Dates. With respect to any the Class 1-A-8-1 and Class 1-A-8-3 Components and any Distribution Date, the Initial Component Balance thereof
(A) plus any Subsequent Recoveries added to the Component Balance of such Component pursuant to Section 4.02, (B) minus the sum of all amounts applied in reduction of the principal balance of such Component and Realized Losses allocated thereto on previous Distribution Dates, plus, all amounts added to their respective Component Balances pursuant to Section 4.01(a)(1)(ii) hereof.

          Component Certificates: As specified in the Preliminary Statement.

          Component Notional Amount: The Component Notional Amount of the Class 1-A-8-2 Component for any Distribution Date will be equal to the product of (x) a fraction, the numerator of which is 0.70 and the denominator of which is 5.50, and (y) the aggregate Class Certificate Balance of the Class 1-A-5 and Class 1-A-17 Certificates immediately prior to that Distribution Date. On any Distribution Date, the sum of the Notional Amount of the Class 1-A-12 Certificates and the Component Notional Amounts of the Class 1-A-8-4 and Class 1-A-8-5 Components will be equal to the Aggregate Notional Amount.

          Conveyance Period: The period from the Closing Date until the earliest of (i) the date on which the amount on deposit in the Supplemental Loan Account for each Loan Group is equal to or less than $150,000, or (ii) an Event of Default occurs or (iii) June 30, 2003.

          Conveyance Period Distribution Date: Each Distribution Date during the Conveyance Period and, if the Conveyance Period ends after the Distribution Date in a month, the immediately succeeding Distribution Date.

          Coop Shares: Shares issued by a Cooperative Corporation.

          Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

          Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

          Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

          Cooperative Unit: A single family dwelling located in a Cooperative Property.

          Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 8W, New York, New York 10286 (Attn: Mortgage-Backed Securities Group, CWMBS, Inc. Series 2003-20, facsimile no. (212) 815-3986), and which is the address to which notices to and correspondence with the Trustee should be directed.

          Countrywide: Countrywide Home Loans, Inc., a New York corporation and its successors and assigns.

          Cut-off Date: In the case of any Initial Mortgage Loan, the Initial Cut-off Date, and in the case of any Supplemental Mortgage Loan, the related Supplemental Cut-off Date.

          Cut-off Date Pool Principal Balance: An amount equal to the sum of the Initial Cut-off Date Pool Principal Balance plus the amount, if any, deposited in the Supplemental Loan Account on the Closing Date.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deceased Holder: With respect to any Class 1-A-4 Certificateholder, as defined in Section 4.03(c).

          Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

          Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          Delay Certificates: As specified in the Preliminary Statement.

          Delay Delivery Certification: As defined in Section 2.02(a) hereof.

          Delay Delivery Mortgage Loans: The Mortgage Loans for which all or a portion of a related Mortgage File is not delivered to Trustee on the Closing Date or Supplemental Transfer Date, as applicable. With respect to up to 50% of the Initial Mortgage Loans, the Depositor may deliver all or a portion of each related Mortgage File to the Trustee not later than thirty days after the Closing Date and not later than twenty days after the relevant Supplemental Transfer Date with respect to up to 90% of the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date. To the extent that

Countrywide Home Loans Servicing LP shall be in possession of any Mortgage Files with respect to any Delay Delivery Mortgage Loan, until delivery of such Mortgage File to the Trustee as provided in Section 2.01, Countrywide Home Loans Servicing LP shall hold such files as Master Servicer hereunder, as agent and in trust for the Trustee.

          Deleted Mortgage Loan: As defined in Section 2.03(c) hereof.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          Depositor: CWMBS, Inc., a Delaware corporation, or its successor in interest.

          Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: As to any Distribution Date, the 22nd day of each month or if such 22nd day is not a Business Day the next preceding Business Day; provided, however, that if such 22nd day or such Business Day, whichever is applicable, is less than two Business Days prior to the related Distribution Date, the Determination Date shall be the first Business Day which is two Business Days preceding such Distribution Date.

          Discount Mortgage Loan: Any Mortgage Loan in a Loan Group with an Adjusted Net Mortgage Rate that is less than the Required Coupon for that Loan Group.

          Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York in trust for registered holders of CHL Mortgage Pass-Through Trust 2003-20, Mortgage Pass-Through Certificates, Series 2003-20." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Account Deposit Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in June, 2003.

          Due Date: With respect to any Distribution Date, the first day of the month in which the related Distribution Date occurs.

          Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of Moody's or Fitch and one of the two highest short-term ratings of S&P, if S&P is a Rating Agency, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          Eligible Repurchase Month: As defined in Section 3.11 hereof.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

          ERISA-Restricted Certificate: As specified in the Preliminary Statement. Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.06(a) hereof.

          Event of Default: As defined in Section 7.01 hereof.

          Excess Loss: The amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Coverage Termination Date.

          Excess Master Servicing Fee: As to any Distribution Date, an amount equal to the aggregate Excess Master Servicing Fee Amount for that Distribution Date.

          Excess Master Servicing Fee Amount: As to each Non-Discount Mortgage Loan in a Loan Group and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan equal to one-twelfth of the related Excess Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan.

          Excess Master Servicing Fee Rate: As to any Non-Discount Mortgage Loan in a Loan Group, the excess of (x) the Adjusted Net Mortgage Rate of such Non-Discount Mortgage Loan over (y) the related Required Coupon. As to any Discount Mortgage Loan, 0.00%.

          Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds received with respect to such Mortgage Loan during the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan plus any Subsequent Recoveries received with respect to such Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.08(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced

(and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

          Expense Rate: As to each Mortgage Loan, the sum of the Basic Master Servicing Fee Rate, the related Excess Master Servicing Fee Rate and the Trustee Fee Rate.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Certification: As defined in Section 2.02(a) hereof.

          FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

          Fiscal Agent: As defined in the Class 1-A-4 Policy.

          Fitch: Fitch, Inc. or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc. One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

          FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Fraud Loan: A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

          Fraud Loss Coverage Amount: As of the Closing Date, $10,540,000 subject to reduction from time to time, by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) 1% in the case of the first and second anniversaries, and 0.50% in the case of the third and fourth anniversaries, of the then current Pool Stated Principal Balance on such anniversary and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary; and (b) on the fifth anniversary of the Cut-off Date, to zero.

          Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

          Fraud Losses: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

          Group 1 Senior Certificates: As specified in the Preliminary
Statement.

          Group 2 Senior Certificates: As specified in the Preliminary
Statement.

          Group 3 Priority Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificates immediately prior to such Distribution Date, and the denominator of which is the aggregate of the applicable Non-PO Percentage of the Stated Principal Balance of each Group 3 Mortgage Loan for such Distribution Date.

          Group 3 Senior Certificates: As specified in the Preliminary
Statement.

          Index: With respect to any Interest Accrual Period for the COFI Certificates, if any, the then-applicable index used by the Trustee pursuant to Section 4.07 to determine the applicable Pass-Through Rate for such Interest Accrual Period for the COFI Certificates.

          Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

          Individual Class 1-A-4 Certificate: Any Class 1-A-4 Certificate with a $1,000 Certificate Balance.

          Initial Bankruptcy Coverage Amount: $100,000.

          Initial Certification: As defined in Section 2.02(a) hereof.

          Initial Component Balance: As specified in the Preliminary
Statement.

          Initial Cut-off Date: With respect to any Initial Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan and (ii) May 1, 2003.

          Initial Cut-off Date Pool Principal Balance: $855,047,726.18.

          Initial Mortgage Loan: A Mortgage Loan conveyed to the Trust Fund on the Closing Date pursuant to this Agreement as identified on the Mortgage Loan Schedule delivered to the Trustee on the Closing Date.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

          Insured Payment: With respect to any Distribution Date, the sum of
(i) the excess, if any, of Required Distributions over the amount of funds available to make distributions on the Class 1-A-4 Certificates pursuant to
Section 4.02(a) and (ii) any amount previously distributed on a Class 1-A-4 Certificate that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          Interest Accrual Period: With respect to each Class of Delay Certificates, its corresponding Middle Tier REMIC Regular Interest and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to any Class of Non-Delay Certificates, its corresponding Middle Tier REMIC Regular Interest and any Distribution Date , the one month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs (other than the first Distribution Date, for which it is the Closing Date) and ending on the 24th day of the month in which such Distribution Date occurs.

          Interest Determination Date: With respect to (a) any Interest Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period.

          Interest Distribution Amount: With respect to any Distribution Date and the Class 1-A-4 Certificates, the related Class Optimal Interest Distribution Amount prior to any reduction pursuant to Section 4.02(d).

          Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

          Lender PMI Mortgage Loan: Certain Mortgage Loans as to which the lender (rather than the borrower) acquires the Primary Insurance Policy and charges the related borrower an interest premium.

          LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 4.08.

          LIBOR Certificates: As specified in the Preliminary Statement.

          Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Basic Master Servicing Fees, Servicing Advances and Advances.

          Living Holders: Holders of the Class 1-A-4 Certificates, other than the Deceased Holders.

          Loan Group: Any of Loan Group 1, Loan Group 2 or Loan Group 3, as applicable

          Loan Group 1: All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

          Loan Group 2: All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

          Loan Group 3: All Mortgage Loans identified as Loan Group 3 Mortgage Loans on the Mortgage Loan Schedule.

          Loan Group Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group outstanding on the Due Date in the month preceding the month of the Distribution Date, plus the amount, if any, on deposit in the Supplemental Loan Account allocated to that Loan Group.

          Loan-to-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          Lower Tier REMIC: As described in the Preliminary Statement.

          Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

          Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          Master REMIC: As described in the Preliminary Statement.

          Master Servicer: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its --------------- successors and assigns, in its capacity as master servicer hereunder.

          Master Servicer Advance Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          MBIA: MBIA Insurance Corporation, a subsidiary of MBIA Inc., organized and created under the laws of the State of New York, or any successor thereto.

          MBIA Contact Person: The officer designated by the Master Servicer to provide information to MBIA pursuant to Section
4.05(i).

          MBIA Default: As defined in Section 4.05(l).

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

          MERS(R)System: The system of recording transfers of mortgages electronically maintained by MERS.

          Middle Tier REMIC: As described in the Preliminary Statement.

          MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

          MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

          Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

          Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans, the addition of any Supplemental Mortgage Loan pursuant to the provisions of this Agreement and any Supplemental Transfer Agreement and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan by Loan
Group:

          (i)  the loan number;

          (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

          (iii) the maturity date;

          (iv) the original principal balance;

          (v)  the Cut-off Date Principal Balance;

          (vi) the first payment date of the Mortgage Loan;

          (vii) the Scheduled Payment in effect as of the Cut-off Date;

          (viii) the Loan-to-Value Ratio at origination;

          (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

          (x)  a code indicating whether the residential dwelling is either
               (a) a detached single family dwelling (b) a dwelling in a de minimis PUD, (c) a condominium unit or

               PUD (other than a de minimis PUD), (d) a two- to four-unit residential property or (e) a Cooperative Unit;

          (xi) the Mortgage Rate;

          (xii) a code indicating whether the Mortgage Loan is a Lender PMI Mortgage Loan and, in the case of any Lender PMI Mortgage Loan, a percentage representing the amount of the related interest premium charged to the borrower;

          (xiii) the purpose for the Mortgage Loan;

          (xiv) the type of documentation program pursuant to which the Mortgage Loan was originated;

          (xv) [reserved]; and

          (xvi) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan.

          Such schedule shall also set forth the total of the amounts described under (iv) and (v) above for all of the Mortgage Loans and for each Loan Group. The Seller shall update the Mortgage Loan Schedule in connection with each Supplemental Transfer Agreement within a reasonable period of time after delivery to it of the Schedule of Supplemental Mortgage Loans attached to the related Supplemental Transfer Agreement as Schedule A thereto.

          Mortgage Loans: Such of the mortgage loans as from time to time are transferred and assigned to the Trustee pursuant to the provisions hereof and any Supplemental Transfer Agreement and that as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time, net of any interest premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

          Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

          Mortgagor: The obligor(s) on a Mortgage Note. ---------

          National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the Office of Thrift Supervision.

          Net Prepayment Interest Shortfalls: As to any Distribution Date and Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls for such Loan Group during the related Prepayment Period exceeds an amount equal to the sum of (a) one-half of the aggregate Basic Master Servicing Fee for such Loan Group for such Distribution Date before reduction of the Basic Master Servicing Fee in respect of such Prepayment Interest Shortfalls and (b) the excess of one-half of the aggregate Basic Master Servicing Fee with respect to the Mortgage Loans of the other Loan Groups for such Distribution Date over Prepayment Interest Shortfalls experienced by the Mortgage Loans in such other Loan Groups during such Prepayment Period.

          Non-Delay Certificates: As specified in the Preliminary Statement.

          Non-Discount Mortgage Loan: Any Mortgage Loan in a Loan Group with an Adjusted Net Mortgage Rate that is greater than or equal to the Required Coupon for such Loan Group.

          Non-PO Formula Principal Amount: As to any Distribution Date and Loan Group, the sum of (i) the sum of (x) the applicable Non-PO Percentage of
(a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan in the related Loan Group on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan in the related Loan Group that was repurchased by the Seller or the Master Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in the related Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in a Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, and (f) all Principal Prepayments for such Loan Group received during the related Prepayment Period, and (y) on the last Conveyance Period Distribution Date the amounts remaining in the Supplemental Loan Account allocated to the related Loan Group other than the Remaining PO Supplemental Loan Amount and (ii)(A) any Subsequent Recoveries received on the Mortgage Loans in that Loan Group during the calendar month preceding the month of such Distribution Date, or (B) with respect to Subsequent Recoveries attributable to a Discount Mortgage Loan which incurred (1) an Excess Loss or
(2) a Realized Loss after the Senior Credit Support Depletion Date, the Non-PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

          Non-PO Percentage: As to any Discount Mortgage Loan in a Loan Group, a fraction (expressed as a percentage) the numerator of which is the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon for such Loan Group. As to any Non-Discount Mortgage Loan, 100%.

          Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Notional Amount: With respect to any Distribution Date and the Class 1-A-11 Certificates, the Class Certificate Balance of the Class 1-A-10 Certificates immediately prior to such Distribution Date. With respect to any Distribution Date and the Class 1-A-12 Certificates, the sum of the Notional Amount of the Class 1-A-12 Certificates and the Component Notional Amounts of the Class 1-A-8-4 and Class 1-A-8-5 Components will be equal to the Aggregate Notional Amount. With respect to any Distribution Date and the Class 1-A-13 Certificates, the product of (i) a fraction, the numerator of which is 0.25 and the denominator of which is 5.50, and (ii) the Class Certificate Balance of the Class 1-A-4 Certificates immediately prior to such Distribution Date. With respect to any Distribution Date and the Class 1-A-16 Certificates, the Class Certificate Balance of the Class 1-A-15 Certificates immediately prior to such Distribution Date. With respect to any Distribution Date and the Class 2-A-6 Certificates, the Class Certificate Balance of the Class 2-A-5 Certificates immediately prior to such Distribution Date. With respect to any Distribution Date and the Class 2-A-10 Certificates, the product of (i) a fraction, the numerator of which is 3.7900540570 and the denominator of which is 5.000, and (ii) the Class Certificate Balance of the Class 2-A-1 Certificates immediately prior to such Distribution Date. With respect to any Distribution Date and the Class 3-A-7 Certificates, the Class Certificate Balance of the Class 3-A-6 Certificates immediately prior to such Distribution Date.

          Notional Amount Certificates: As specified in the Preliminary
Statement.

          Offered Certificates: As specified in the Preliminary Statement.

          Officer's Certificate: A certificate (i) in the case of the Depositor, signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor,
(ii) in the case of the Master Servicer, signed by the President, an Executive Vice President, a Vice President, an Assistant Vice President, the Treasurer, or one of the Assistant Treasurers or Assistant Secretaries of Countrywide GP, Inc., its general partner or (iii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, including, in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must
(i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination: The termination of the trust created hereunder in connection with the purchase of the Mortgage Loans pursuant to Section 9.01(a) hereof. Original Applicable Credit Support Percentage: With respect to each of the following Classes of Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

                  Class M           1.95%
                  Class B-1         0.95%
                  Class B-2         0.65%
                  Class B-3         0.35%
                  Class B-4         0.25%
                  Class B-5         0.15%

          Original Mortgage Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

          Original Subordinate Principal Balance: On or prior to the second Senior Termination Date, the Subordinated Percentage for a Loan Group of the aggregate of the applicable Non-PO

Percentage of the Stated Principal Balances of the Mortgage Loans in such Loan Group, in each case as of the Cut-off Date; or if such date is after the second Senior Termination Date, the aggregate of the principal balances of the Subordinated Certificates as of the Cut-off Date.

          OTS: The Office of Thrift Supervision.

          Outside Reference Date: As to any Interest Accrual Period for the COFI Certificates, the close of business on the tenth day thereof.

          Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

          (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

          Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Rate: For any interest bearing Class of Certificates or Component, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

          Payment Group: As specified in the Preliminary Statement.

          Payment Group Payment Rule: On any Distribution Date, all distributions in respect of principal to the Payment Group made pursuant to the priorities set forth in Section 4.02(a)(1)(iv)(y)(C), shall be made to the Payment Group, sequentially, as follows:

          (a) concurrently, 2% to the Class 1-A-5 Certificates and 98% to the Class 1-A-17 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their aggregate Targeted Balance set forth on Schedule 11 for that Distribution Date;

          (b) concurrently, 9% to the Class 1-A-5 Certificates and 91% to the Class 1-A-17 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their aggregate Targeted Balance set forth on Schedule 12 for that Distribution Date;

          (c) concurrently, 33% to the Class 1-A-5 Certificates and 67% to the Class 1-A-17 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their aggregate Targeted Balance set forth on Schedule 13 for that Distribution Date;

          (d) concurrently, 47.5% to the Class 1-A-5 Certificates and 52.5% to the Class 1-A-17 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their aggregate Targeted Balance set forth on Schedule 14 for that Distribution Date;

          (e) concurrently, 39% to the Class 1-A-5 Certificates and 61% to the Class 1-A-17 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their aggregate Targeted Balance set forth on Schedule 15 for that Distribution Date;

          (f) concurrently, 34.3% to the Class 1-A-5 Certificates and 65.7% to the Class 1-A-17 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their aggregate Targeted Balance set forth on Schedule 16 for that Distribution Date;

          (g) concurrently, 33% to the Class 1-A-5 Certificates and 67% to the Class 1-A-17 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their aggregate Targeted Balance set forth on Schedule 17 for that Distribution Date;

          (h) concurrently, 24% to the Class 1-A-5 Certificates and 76% to the Class 1-A-17 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their aggregate Targeted Balance set forth on Schedule 18 for that Distribution Date;

          (i) concurrently, 31.7% to the Class 1-A-5 Certificates and 68.3% to the Class 1-A-17 Certificates, without regard to their aggregate Targeted Balance set forth on any Schedule for that Distribution Date, until either the Class Certificate Balance of the Class 1-A-5 or Class 1-A-17 Certificates is reduced to zero;

          (j) sequentially, to the Class 1-A-5 and Class 1-A-17 Certificates, in that order, without regard to their aggregate Targeted Balance set forth on any Schedule for that Distribution Date, until their respective Class Certificate Balances are reduced to zero; and

          (k) to the Class 1-A-3 Certificates, until its Class Certificate Balance is reduced to zero.

          Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Permitted Investments: At any time, any one or more of the following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency (without regard to the Class 1-A-4 Policy);

          (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency (without regard to the Class 1-A-4 Policy);

          (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency (without regard to the Class 1-A-4 Policy);

          (v) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

          (vi) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

          (vii) such other relatively risk free investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency (without regard to the Class 1-A-4 Policy), as evidenced by a signed writing delivered by each Rating Agency provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

          Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in Section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificate: As specified in the Preliminary Statement.

          Planned Balance: With respect to any group of Planned Principal Classes or Components in the aggregate and any Distribution Date appearing in
Schedule V hereto, the Aggregate Planned Balance for such group and Distribution Date. With respect to any other Planned Principal Class or Component and any Distribution Date appearing in Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

          Planned Principal Classes: As specified in the Preliminary
Statement.

          Planned Principal Components: As specified in the Preliminary
Statement.

          PO Formula Principal Amount: As to any Distribution Date and Class PO Component, the sum of (i) the sum of (x) the applicable PO Percentage of
(a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan in the related Loan Group on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan in the related Loan Group that was repurchased by the Seller or the Master Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in the related Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in the related Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, and (f) all Principal Prepayments with respect to the Mortgage Loans in the related Loan Group received during the related Prepayment Period and (y) on the last Conveyance Period Distribution Date, the related Remaining PO Supplemental Loan Amount, and (ii) with respect to Subsequent Recoveries attributable to a Discount Mortgage Loan which incurred (1) an Excess Loss or

(2) a Realized Loss after the Senior Credit Support Depletion Date, the PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

          PO Percentage: As to any Discount Mortgage Loan in a Loan Group, a fraction (expressed as a percentage) the numerator of which is the excess of the Required Coupon for such Loan Group over the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is such Required Coupon. As to any Non-Discount Mortgage Loan, 0%.

          Pool Characteristics: With respect to the Mortgage Loans in each Loan Group as of the Cut-off Date, the characteristics set forth in the sixth bullet point under "The Mortgage Pool--Conveyance of Supplemental Mortgage Loans" for such Loan Group set forth on page S-25 of the Prospectus Supplement.

          Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

          Prepayment Interest Excess: As to any Principal Prepayment received by the Master Servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Initial Cut-off Date occurs), all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be paid to the Master Servicer as additional master servicing compensation.

          Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after May 1, 2003) and on or before the last day of the month preceding the month of such Distribution Date the amount, if any, by which one month's interest at the related Mortgage Rate, net of the Basic Master Servicing Fee Rate and the related Excess Master Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          Prepayment Period: As to any Distribution Date, the period from the 16th day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from May 1, 2003) through the 15th day of the month of such Distribution Date.

          Prepayment Shift Percentage: As to any Distribution Date occurring during the five years beginning on the first Distribution Date, 0%. Thereafter, the Prepayment Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.

          Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

          Prime Rate: The prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

          Principal Balance: With respect to the Payment Group, the initial Principal Balance of Payment Group will be equal to $91,600,000. On any Distribution Date thereafter, the Principal Balance of the Payment Group will equal the initial Principal Balance thereof (A) plus any Subsequent Recoveries added to the Class Certificate Balance of the related Classes of Certificates pursuant to Section 4.02, (B) minus the sum of all amounts applied according to any applicable Accretion Direction Rule and Section 4.02(a)(1)(iv)(y)(C) herein, and losses allocated in reduction of the Principal Balance thereof on all previous Distribution Dates. The Principal Balance of Payment Group as of any Distribution Date shall be equal to the aggregate Class Certificate Balance of the Class 1-A-3, Class 1-A-5 and Class 1-A-17 Certificates immediately preceding such Distribution Date.

          Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

          Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          Priority Amount: As to any Distribution Date, the amount equal to the sum of (i) the product of (A) the Scheduled Principal Distribution Amount for Loan Group 3, (B) the Group 3 Priority Percentage and (ii) the product of
(A) the Unscheduled Principal Distribution Amount, (B) the Prepayment Shift Percentage and (C) the Group 3 Priority Percentage.

          Private Certificate: As specified in the Preliminary Statement.

          Pro Rata Share: As to any Distribution Date, the Subordinated Principal Distribution Amount and any Class of Subordinated Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Subordinated Certificates.

          Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

          Prospectus Supplement: The Prospectus Supplement dated May 27, 2003 relating to the Offered Certificates.

          PUD: Planned Unit Development.

          Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03 hereof or purchased at the option of the Master Servicer pursuant to Section 3.11, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is the Seller and the Seller is the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, and (iii) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section
2.03 hereof that arises out of a violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

          Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

          To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced by such Subsequent Recoveries.

          Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

          Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

          Reference Bank: As defined in Section 4.07.

          Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

          Regular Certificates: As specified in the Preliminary Statement.

          Reimbursement Amount: The amount of all Insured Payments and other payments made by MBIA pursuant to the Class 1-A-4 Policy which have not been previously repaid (without any interest on such amount).

          Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

          Remaining Available Funds: As to any Distribution Date and Loan Group, Available Funds for such Loan Group remaining after making the distributions pursuant to, with respect to Loan Group 1, Section 4.02(a)(1), with respect to Loan Group 2, Section 4.02(a)(2) and with respect to Loan Group 3, Section 4.02(a)(3).

          Remaining Non-PO Supplemental Loan Amount: With respect to each Class PO Component and the last Conveyance Period Distribution Date, the excess of the amount on deposit in the Supplemental Loan Account for the related Loan Group on such date over the Remaining PO Supplemental Loan Amount for the related Loan Group.

          Remaining PO Supplemental Loan Amount: With respect to the last Conveyance Period Distribution Date, the excess of $260,659, $32,696 and $33,968 for Loan Group 1, Loan Group 2 and Loan Group 3, respectively, over the product of the applicable PO Percentage of the Stated Principal Balance of each Supplemental Mortgage Loan as of the related Supplemental Cut-off Date added to such Loan Group.

          REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          Required Coupon: With respect to the Mortgage Loans in Loan Group 1, 5.50% per annum and with respect to the Mortgage Loans in Loan Group 2 and Loan Group 3, 4.75% per annum.

          Required Distributions: With respect to any Distribution Date and the Class 1-A-4 Certificates, the sum without duplication of (i) the related Interest Distribution Amount for such

Distribution Date minus the sum of any Net Prepayment Interest Shortfalls and any Relief Act Reductions directly allocated to the Class 1-A-4 Certificates on that Distribution Date and (ii) the amount of any Realized Loss, including any Excess Loss, allocated to the Class 1-A-4 Certificates on such Distribution Date.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

          Reserve Fund: A separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05(c) with a depository institution in the name of the Trustee for the benefit of the Certificateholders specified in
Section 3.05(c) and designated "The Bank of New York, Reserve Fund in trust for registered holders of CHL Mortgage Pass-Through Trust 2003-20, Mortgage Pass-Through Certificates, Series 2003-20, Class 1-A-4". The Reserve Fund shall be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for all federal income tax purposes by Morgan Stanley & Co. Incorporated.

          Residual Certificates: As specified in the Preliminary Statement.

          Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Restricted Classes: As defined in Section 4.02(e).

          Rounding Amount: With respect to any Distribution Date, the amount, if any, required to be withdrawn from the Class 1-A-4 Rounding Account pursuant to Section 4.03(f).

          S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

          Schedule: Any of Schedule 1, Schedule 2, Schedule 3, Schedule 4,
Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10,
Schedule 11, Schedule 12, Schedule 13, Schedule 14, Schedule 15, Schedule 16,
Schedule 17 or Schedule 18 as set forth in Schedule V hereto.

          Scheduled Balances: With respect to any Planned Principal Classes or Components and Targeted Principal Classes or Components set forth in the Preliminary Statement and any Distribution Date, the amount set forth on
Schedule V hereto for those Classes and Components and Distribution Date.

          Scheduled Classes: As specified in the Preliminary Statement.

          Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

          Scheduled Principal Distribution Amount: As to any Distribution Date and Loan Group, an amount equal to the sum of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for such Distribution Date and Loan Group; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Mortgage Loan in such Loan Group that is not a Liquidated Mortgage Loan, the Scheduled Principal Distribution Amounts for that Loan Group will be reduced on the related Distribution Date by the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss.

          Securities Act: The Securities Act of 1933, as amended.

          Seller: Countrywide Home Loans, Inc., a New York corporation, and its successors and assigns, in its capacity as seller of the Mortgage
Loans to the Depositor.

          Senior Certificate Group: As specified in the Preliminary Statement.

          Senior Certificates: As specified in the Preliminary Statement.

          Senior Credit Support Depletion Date: The date on which the Class Certificate Balance of each Class of Subordinated Certificates has been reduced to zero.

          Senior Percentage: As to any Senior Certificate Group and Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances of each Class of Senior Certificates of such Senior Certificate Group (other than the related Class PO Component and related Classes of Notional Amount Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate of the applicable Non-PO Percentage of the Stated Principal Balance of each Mortgage Loan in the related Loan Group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that on any Distribution Date after the second Senior Termination Date, the Senior Percentage for the Senior Certificates of the remaining Senior Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each such Class of Senior Certificates (other than the related Class PO Component and related Classes of Notional Amount Certificates) of such remaining Senior Certificate Group immediately prior to such Distribution Date and the denominator is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class PO Certificates and the Notional Amount Certificates), immediately prior to such Distribution Date.

          Senior Prepayment Percentage: As to a Senior Certificate Group and any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the Senior Percentage exceeds the initial Senior Percentage of such Senior Certificate Group, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in any Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied with respect to all of the Loan Groups.

          Senior Principal Distribution Amount: As to any Distribution Date and Senior Certificate Group, the sum of (i) the sum, not less than zero, of the related Senior Percentage of (x) the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount with respect to the related Loan Group for such Distribution Date and (y) on the last Conveyance Period Distribution Date, the related Remaining Non-PO Supplemental Loan Amount, (ii) with respect to any Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the related Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (y) either (A) the related Senior Prepayment Percentage, or (B) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such prior calendar month, the related Senior Percentage, of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, and (iii) the sum of
(x) the related Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount with respect to the related Loan Group for such Distribution Date plus (y) on the last Conveyance Period Distribution Date, the amount, if any, of the related Remaining Non-PO Supplemental Loan Amount not applied in clause (i) hereof plus (z) the Senior Prepayment Percentage of any Subsequent Recoveries on the Mortgage Loans in the related Loan Group described in clause (ii) of the definition of Non-PO Formula Principal Amount for such Distribution Date; provided, however that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Mortgage Loan in the related Loan Group that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss; provided further, however, on any Distribution Date after the second Senior Termination Date, the Senior Principal Distribution Amount for the remaining Senior Certificate Group will be calculated pursuant to the above formula based on all the Mortgage Loans in the Mortgage Pool, as opposed to the Mortgage Loans in the related Loan Group and, if such Distribution Date is after the second Senior Termination Date, shall be reduced by the amount of the principal distribution made pursuant to (a) if the Group 1 Senior Certificates are reduced to zero on such date, Section 4.02(a)(1)(iv)(y), (b) if the Group 2 Senior Certificates are reduced to zero on such date, Section 4.02(a)(2)(iv)(y) or (c) if the Group 3 Senior Certificates are reduced to zero on such date, Section 4.02(a)(3)(iv)(y).

          Senior Step Down Conditions: With respect to each Loan Group: (i) the outstanding principal balance of all Mortgage Loans in a Loan Group delinquent 60 days or more (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to a Senior Termination Date, the Subordinated Percentage for such Loan Group of the aggregate of the applicable Non-PO Percentage of the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group, or (b) if such date is after a Senior Termination Date, the aggregate Class Certificate Balance of the Subordinated Certificates, does not equal or exceed 50%, and (ii) cumulative Realized Losses on the Mortgage Loans in each Loan Group do not exceed: (a) for the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinate Principal Balance, (b) for the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinate Principal Balance, (c) for the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinate Principal Balance, (d) for the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Balance, and (e) for the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

          Senior Termination Date: For Senior Certificate Group 1, the Distribution Date on which the aggregate Class Certificate Balance of the Group 1 Senior Certificates (other than the Class PO-1 Component) has been reduced to zero. For Senior Certificate Group 2, the Distribution Date on which the aggregate Class Certificate Balance of the Group 2 Senior Certificates (other than the Class PO-2

Component) has been reduced to zero. For Senior Certificate Group 3, the Distribution Date on which the aggregate Class Certificate Balance of the Group 3 Senior Certificates (other than the Class PO-3 Component) has been reduced to zero.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

          Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Shift Percentage: Not applicable.

          Special Hazard Coverage Termination Date: The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

          Special Hazard Loss: Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to
Section 3.09 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

          (a) normal wear and tear;

          (b) fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

          (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

          (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss;"

          (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

          (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

          (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

          Special Hazard Loss Coverage Amount: With respect to the first Distribution Date, $10,540,000. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the aggregate of the principal balances of all Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Certificates since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

          Special Hazard Mortgage Loan: A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

          Startup Day: The Closing Date.

          Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to the sum of any previous partial Principal Prepayments and Liquidation Proceeds, in each case allocable to principal (other than with respect to any Liquidated Mortgage Loan), and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

          Streamlined Documentation Mortgage Loan: Any Mortgage Loan originated pursuant to the Seller's Streamlined Loan Documentation Program then in effect. For the purposes of this Agreement, a Mortgagor is eligible for a mortgage pursuant to the Seller's Streamlined Loan Documentation Program if that Mortgagor is refinancing an existing mortgage loan that was originated or acquired by the Seller where, among other things, the mortgage loan has not been more than 30 days delinquent in payment during the previous twelve-month period.

          Subordinated Certificates: As specified in the Preliminary
Statement.

          Subordinated Percentage: As to any Distribution Date on or prior to the second Senior Termination Date and any Loan Group, 100% minus the Senior Percentage for the Senior Certificate Group relating to such Loan Group for such Distribution Date. As to any Distribution Date after the second Senior Termination Date, 100% minus the Senior Percentage for such Distribution Date.

          Subordinated Prepayment Percentage: As to any Distribution Date and Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date.

          Subordinated Principal Distribution Amount: With respect to any Distribution Date and Loan Group, an amount equal to the excess of (A) the sum, not less than zero, of the sum of (i) the

Subordinated Percentage of the applicable Non-PO Percentage for such Loan Group of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for such Distribution Date,
(ii) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of Senior Principal Distribution Amount, up to the Subordinated Percentage for such Loan Group of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan, (iii) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of all amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for such Loan Group and Distribution Date, and (iv) the Subordinated Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for such Distribution Date, over (B) the amount of any payments in respect of Class PO Deferred Amounts for the related Class PO Component on the related Distribution Date, provided, however, that on any Distribution Date after the second Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by Loan Group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage for the Subordinated Certificates for such Distribution Date with respect to all of the Mortgage Loans as opposed to the Mortgage Loans in the related Loan Group.

          Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.08) specifically related to such Liquidated Mortgage Loan.

          Subservicer: Any person to whom the Master Servicer has contracted for the servicing of all or a portion of the Mortgage Loans pursuant to
Section 3.02 hereof.

          Subsidiary REMIC: As described in the Preliminary Statement.

          Subsidiary REMIC Interest: Any one of the Subsidiary REMIC Interests or the SR-A-R Interest.

          Subsidiary REMIC Regular Interest: Any one of the "regular interests" in the Subsidiary REMIC described in the Preliminary Statement.

          Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vi) comply with each representation and warranty set forth in Section 2.03 hereof.

          Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03.

          Supplemental Amount: The amount deposited in the Supplemental Loan Account on the Closing Date, which shall equal $198,952,273.82, of which $123,013,557.15 shall be allocated to Loan

Group 1, $40,803,756.40 shall be allocated to Loan Group 2 and $35,134,960.27 shall be allocated to Loan Group 3.

          Supplemental Cut-off Date: With respect to any Supplemental Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan and (ii) the first day of the month in which the related Supplemental Transfer Date occurs.

          Supplemental Loan Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of CHL Mortgage Pass-Through Trust 2003-20, Mortgage Pass-Through Certificates, Series 2003-20." Funds in the Supplemental Loan Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder; provided, however, that any investment income earned from Permitted Investments made with funds in the Supplemental Loan Account shall be for the account of the Depositor.

          Supplemental Mortgage Loan: Any Mortgage Loan other than an Initial Mortgage Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Supplemental Transfer Agreement, which Mortgage Loan shall be listed on the revised Mortgage Loan Schedule delivered pursuant to this Agreement and on Schedule A to such Supplemental Transfer Agreement. When used with respect to a single Supplemental Transfer Date, Supplemental Mortgage Loan shall mean a Supplemental Mortgage Loan conveyed to the Trust Fund on that Supplemental Transfer Date.

          Supplemental Transfer Agreement: A Supplemental Transfer Agreement substantially in the form of Exhibit P hereto, executed and delivered by the Seller, the Master Servicer, the Depositor and the Trustee as provided in
Section 2.01 hereof.

          Supplemental Transfer Date: For any Supplemental Transfer Agreement, the date the related Supplemental Mortgage Loans are transferred to the Trust Fund pursuant to the related Supplemental Transfer Agreement.

          Targeted Balance: With respect to any group of Targeted Principal Classes or Components in the aggregate and any Distribution Date appearing in
Schedule V hereto, the Aggregate Targeted Balance for such group and Distribution Date. With respect to any other Targeted Principal Class or Component and any Distribution Date appearing in Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

          Targeted Principal Classes: As specified in the Preliminary
Statement.

          Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulationss.1.860F-4(d) and temporary Treasury regulationss.301.6231(a)(7)1T. Initially, the Tax Matters Person shall be the Trustee.

          Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $0.01.

          Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

          Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Class 1-A-4 Policy; (iii) the Certificate Account, the Distribution Account, the Supplemental Loan Account, the Capitalized Interest Account and the Class 1-A-4 Policy Payments Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iv) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing. The Reserve Fund and the Class 1-A-4 Rounding Account will not be part of the Trust Fund.

          Trustee: The Bank of New York and its successors and, if a successor trustee is appointed hereunder, such successor.

          Trustee Advance Rate: With respect to any Advance made by the Trustee pursuant to Section 4.01(b), a per annum rate of interest determined as of the date of such Advance equal to the Prime Rate in effect on such date plus 5.00%.

          Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the sum of (i) the Pool Stated Principal Balance plus (ii) any amounts remaining in the Supplemental Loan Account (excluding any investment earnings thereon) with respect to such Distribution Date.

          Trustee Fee Rate: With respect to each Mortgage Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor.

          Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          Unscheduled Principal Distribution Amount: As to any Distribution Date and Loan Group, an amount equal to the sum of (i) with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the Non-PO Percentage of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, (ii) the applicable Non-PO Percentage of the amount described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for such Distribution Date and (iii) any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for such Distribution Date.

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

               SECTION 2.01. Conveyance of Mortgage Loans.
                             -------------------------------

          (a) The Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the Initial Mortgage Loans, including all interest and principal received or receivable by the Seller on or with respect to the Initial Mortgage Loans after the Initial Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Initial Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Initial Cut-off Date. On or prior to the Closing Date, the Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of the Delay Delivery Mortgage Loans, such delivery may take place within thirty (30) days following the Closing Date or twenty (20) days following the applicable Supplemental Transfer Date, as applicable). Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans. With respect to any Initial Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date or any Supplemental Mortgage Loan that does not have a first payment date on or before the Due Date in the month after the related Supplemental Transfer Date, the Seller shall deposit into the Distribution Account on or before the Distribution Account Deposit Date relating to the first applicable Distribution Date, an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

          (b) Immediately upon the conveyance of the Initial Mortgage Loans referred to in clause (a), the Depositor sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made herein by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith. In addition, on or prior to the Closing Date, the Depositor shall cause MBIA to deliver the Class 1-A-4 Policy to the Trustee.

          (c) In connection with the transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee (or, in the case of the Delay Delivery Mortgage Loans that are Initial Mortgage Loans will, deliver or cause to be delivered to the Trustee within thirty (30) days following the Closing Date and in the case of the Delay Delivery Mortgage Loans that are Supplemental Mortgage Loans, will deliver or cause to be delivered to the Trustee within twenty (20) days following the applicable Supplemental Transfer Date) for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) (A) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ____________ without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

               (B) with respect to any Lost Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

          (ii) except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

          (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further, that such assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico;

          (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

          (v) except as provided below, the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto; and

          (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

               (A) The Coop Shares, together with a stock power in blank;

               (B) The executed Security Agreement;

               (C) The executed Proprietary Lease;

               (D) The executed Recognition Agreement;

               (E) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

               (F) The executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

          In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Trustee's expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement (and any Supplemental Transfer Agreement, as applicable) for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

          In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or
(iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Trustee shall (i) as the assignee thereof, affix the following language to each assignment of Mortgage: "CWMBS Series 2003-20, The Bank of New York, as trustee", (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof and that the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which in the opinion of counsel the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

          In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05 hereof.

          Notwithstanding anything to the contrary in this Agreement, within thirty (30) days after the Closing Date with respect to the Initial Mortgage Loans, the Seller shall either (i) deliver to the Depositor, or at the Depositor's direction, to the Trustee or other designee of the Depositor the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) (A) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan or (B) repurchase the Delay Delivery Mortgage Loan, which substitution or repurchase shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 (treating each Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03); provided, however, that if the Seller fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the thirty (30) day period provided in the prior sentence, the Seller shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in
Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. At the end of such thirty (30) day period the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such thirty (30) day period in accordance with the provisions of Section 2.02.

          Notwithstanding anything to the contrary in this Agreement, within twenty (20) days after a Supplemental Transfer Date with respect to the Supplemental Mortgage Loans only, the Seller shall either (i) deliver to the Depositor, or at the Depositor's direction, to the Trustee or other designee of the Depositor the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) (A) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan or (B) repurchase the Delay Delivery Mortgage Loan, which substitution or repurchase shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 (treating each Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03); provided, however, that if the Seller fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the twenty
(20) day period provided in the prior sentence, the Seller shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. At the end of such twenty (20) day period the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such twenty (20) day period in accordance with the provisions of Section 2.02.

          (d) Subject to the execution and delivery of the related Supplemental Transfer Agreement as provided in Section 2.01(e) hereof and the terms and conditions of this Agreement, the Seller sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, on each Supplemental Transfer Date, all the right, title and interest of the Seller in and to the Supplemental Mortgage Loans identified in such Supplemental Transfer Agreement, including all interest and principal received and receivable by the Seller on or with respect to such Supplemental Mortgage Loans on and after the related Supplemental Cut-off Date (to the extent not applied in computing the Cut-off Date Principal Balance thereof) or deposited into the Certificate Account by the Seller, other than principal and interest due on such Supplemental Mortgage Loans prior to the related Supplemental Cut-off Date.

          Immediately upon the conveyance of the Supplemental Mortgage Loans referred to in the preceding paragraph, the Depositor sells, transfers, assigns, sets over and otherwise conveys to the Trustee for benefit of the Certificateholders, without recourse, all right title and interest in the Supplemental Mortgage Loans. The Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein. The Depositor, concurrently with the execution and delivery of this Agreement, hereby sells, transfers, assigns and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all right title and interest in the portion of the Trust Fund not otherwise conveyed to the Trust Fund pursuant to Sections 2.01(a) or (b).

          (e) Upon five (5) Business Days written notice to the Trustee, the Depositor, the Master Servicer (if the Master Servicer is not the Seller) and the Rating Agencies, on any other Business Day during the Conveyance Period designated by the Seller; the Seller, the Depositor and the Trustee shall complete, execute and deliver a Supplemental Transfer Agreement so long as no Rating Agency has provided notice that the execution and delivery of such Supplemental Transfer Agreement will result in a reduction or withdrawal of the any ratings assigned to the Certificates (without regard to the Class 1-A-4 Policy). After the execution and delivery of such Supplemental Transfer Agreement, on the Supplemental Transfer Date, the Trustee shall set aside in the Supplemental Loan Account an amount equal to the Aggregate Supplemental Purchase Amount.

          The transfer of Supplemental Mortgage Loans and the other property and rights relating to them on a Supplemental Transfer Date is subject to the satisfaction of each of the following conditions:

          (i) each Supplemental Mortgage Loan conveyed on such Supplemental Transfer Date satisfies the representations and warranties applicable to it under this Agreement; provided, however, that with respect to a breach of a representation or warranty with respect to a Supplemental Mortgage Loan, the obligation under Section 2.03(c) of this Agreement of the Seller to cure, repurchase or replace such Supplemental Mortgage Loan shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee;

          (ii) the Trustee, Morgan Stanley & Co., Incorporated, J.P. Morgan Securities Inc. and the Rating Agencies are provided with an Opinion of Counsel or Opinions of Counsel with respect to the tax treatment of the Trust Fund, to be delivered as provided pursuant to Section 2.01(f);

          (iii) the Rating Agencies, Morgan Stanley & Co., Incorporated and J.P. Morgan Securities, Inc. are provided with an Opinion of Counsel or Opinions of Counsel with respect to the validity of the conveyance of the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date, to be delivered as provided pursuant to Section 2.01(f);

          (iv) the execution and delivery of such Supplemental Transfer Agreement or conveyance of the related Supplemental Mortgage Loans does not result in a reduction or withdrawal of any ratings assigned to the Certificates by the Rating Agencies, without regard to the Class 1-A-4 Policy;

          (v) the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date were selected in a manner reasonably believed not to be adverse to the interests of the Certificateholders;

          (vi) no Supplemental Mortgage Loan conveyed on such Supplemental Transfer date was 30 or more days delinquent;

          (vii) the aggregate Class PO Percentage of the Stated Principal Balance of all Supplemental Mortgage Loans shall not exceed $260,659, $32,696 and $33,968 for Loan Group 1, Loan Group 2 and Loan Group 3, respectively;

          (viii) following the conveyance of the Supplemental Mortgage Loans on such Supplemental Transfer Date to the Trust Fund, the characteristics of the Mortgage Loans in each Loan Group will comply with the Pool Characteristics for that Loan Group (including the permitted variances listed therein); provided, that for the purpose of making these calculations, the characteristics for any Initial Mortgage Loan made will be taken as of the Initial Cut-off Date and the characteristics for any Supplemental Mortgage Loan will be taken as of the related Supplemental Cut-off Date;

          (ix) neither the Seller nor the Depositor shall be insolvent or shall be rendered insolvent as a result of such transfer; and

          (x) the Depositor shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each of these conditions precedent.

          The Trustee shall not be required to investigate or otherwise verify compliance with these conditions, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

          (f) Within seven Business Days after each Supplemental Transfer Date, upon (1) delivery to the Trustee by the Depositor or the Seller of the Opinions of Counsel referred to in Sections 2.01(e)(ii) and (iii), (2) delivery to the Trustee by the Seller of a revised Mortgage Loan Schedule reflecting the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date reflecting the Loan Group into which each Supplemental Mortgage Loan was conveyed and (3) delivery to the Trustee by the Depositor of an Officer's Certificate confirming the satisfaction of each of the conditions precedent set forth in this Section 2.01(f), the Trustee shall pay the Seller the Aggregate Supplemental Transfer Amount for a Loan Group from those funds that were set aside in the Supplemental Loan Account pursuant to Section 2.01(e). The positive difference, if any, between the Aggregate Supplemental Transfer Amount for a Loan Group and the Aggregate Supplemental Purchase Amount for that Loan Group shall be reinvested by the Trustee in the Supplemental Loan Account and shall remain designated as a portion of the Loan Group 1 Supplemental Loan Amount, the Loan Group 2 Supplemental Loan Amount or the Loan Group 3 Supplemental Loan Amount, as applicable.

          The Trustee shall not be required to investigate or otherwise verify compliance with the conditions set forth in the preceding paragraph, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

          Within thirty days after the final Supplemental Transfer Date, the Depositor shall deliver to the Trustee a letter of a nationally recognized firm of independent public accountants stating on a Loan Group basis whether or not the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date conform to the characteristics in Section 2.01(e)(vi), (vii) and (viii) for that Loan Group.

          SECTION 2.02. Acceptance by Trustee of the Mortgage Loans.
                        ---------------------------------------------

          (a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F-1 and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller an Initial Certification in the form annexed hereto as Exhibit F-1. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Initial Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          On or about the thirtieth (30th) day after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Delay Delivery Certification with respect to the Initial Mortgage Loans in the form annexed hereto as Exhibit G-1, with any applicable exceptions noted thereon.

          Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Final Certification with respect to the Initial Mortgage Loans in the form annexed hereto as Exhibit H-1, with any applicable exceptions noted thereon.

          If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer or the Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by
Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions the Seller repurchases an Initial Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

          (b) Upon delivery of the Supplemental Mortgage Loans pursuant to Supplemental Transfer Agreement, the Trustee shall acknowledge receipt of the documents identified in any Supplemental Certification in the form annexed hereto as Exhibit F-2 and declare that it will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

          The Trustee agrees to execute and deliver on the Supplemental Transfer Date to the Depositor, the Master Servicer and the Seller a Supplemental Certification in the form annexed hereto as Exhibit F-2. Based on its review and examination, and only as to the documents identified in such Supplemental Certification, the Trustee shall acknowledge that such documents appear regular on their face and relate to such Supplemental Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          On or about the twentieth (20th) day after the Supplemental Transfer Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Delay Delivery Certification with respect to the Supplemental Mortgage Loans in the form annexed hereto as Exhibit G-2, with any applicable exceptions noted thereon.

          Not later than 90 days after the final Supplemental Transfer Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Final Certification with respect to the Supplemental Mortgage Loans in the form annexed hereto as Exhibit H-2, with any applicable exceptions noted thereon.

          If, in the course of such review of the Mortgage Files relating to the Supplemental Mortgage Loans, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer or the Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions the Seller repurchases a Supplemental Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

          (c) The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

          (d) It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

          SECTION 2.03. Representations, Warranties and Covenants of the
                        Seller and MasterServicer.
                        ------------------------------------------------

          (a) The Seller hereby makes the representations and warranties set forth in (i) Schedule II hereto, and by reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date and
(ii) Schedule III hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Initial Cut-off Date with respect to the Initial Mortgage Loans and as of the related Supplemental Cut-off Date with respect to the Supplemental Mortgage Loans.

          (b) The Master Servicer hereby makes the representations and warranties set forth in Schedule IV hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(a)(ii) or a breach of a representation or warranty with respect to a Supplemental Mortgage Loan under Section 2.01 (e)(i) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(a)(ii) and with respect to a breach of a representation and warranty with respect to a Supplemental Mortgage Loan under Section 2.01(e)(i) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Mortgage Loan. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of the Seller's knowledge, if it is discovered by either the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to
Section 2.03(a)(ii) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Certificate Account by the Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

          The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

SECTION 2.04.     Representations and Warranties of the
                  Depositor as to the Mortgage Loans.
                  ---------------------------------------

          The Depositor hereby represents and warrants to the Trustee with respect to each Initial Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Initial Mortgage Loans to it by the Seller, the Depositor had good title to the Initial Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

          The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of the Seller made pursuant to
Section 2.03(a)(ii) hereof, together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

SECTION 2.05.   Delivery of Opinion of Counsel in Connection with Substitutions.
                ---------------------------------------------------------------

          (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause each REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (b) Upon discovery by the Depositor, the Seller, the Master Servicer, or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

SECTION 2.06.     Execution and Delivery of Certificates.
                  ---------------------------------------

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

SECTION 2.07.     REMIC Matters.
                  -------------

          The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. Each REMIC's fiscal year shall be the calendar year.

SECTION 2.08.     Covenants of the Master Servicer.
                  --------------------------------

          The Master Servicer hereby covenants to the Depositor and the Trustee as follows:

          (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the

Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

SECTION 3.01.     Master Servicer to Service Mortgage Loans.
                  -----------------------------------------

          For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents,
(ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds (which for the purpose of this Section includes any Subsequent Recoveries), and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

          In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of


                                    III-1
calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          SECTION 3.02. Subservicing; Enforcement of the Obligations of
                        Servicers.
                        -----------------------------------------------

          (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.

          SECTION 3.03. Rights of the Depositor and the Trustee in Respect of
                        the Master Servicer.
                        -----------------------------------------------------

          The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

          SECTION 3.04. Trustee to Act as Master Servicer.
                        -----------------------------------

          In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or
2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to
Section 2.03 or (v) deemed to have made any representations and warranties of the Master Servicer hereunder). Any such assumption shall be subject to
Section 7.02 hereof. If the Master Servicer shall for


                                    III-2
any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each subservicing agreement; provided, however, that, if Countrywide Home Loans Servicing LP shall no longer be the Master Servicer, Countrywide Home Loans Servicing LP shall thereafter continue to be entitled to receive the Excess Master Servicing Fee, and any successor servicer shall be entitled to receive only the Basic Master Servicing Fee.

          The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

          SECTION 3.05. Collection of Mortgage Loan Payments; Certificate
                        Account; Distribution Account; Reserve Fund;
                        Supplemental Loan Account; Capitalized Interest Account.
                        -------------------------------------------------------

          (a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited no later than two Business Days after receipt (or, if the current long-term credit rating of Countrywide is reduced below "A-" by S&P or Fitch, or "A3" by Moody's, the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt), except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans, net of the Basic Master Servicing Fee and, for so long as Countrywide Home Loans Servicing LP is the Master Servicer, the related Excess Master Servicing Fee;


                                    III-3

          (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

          (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments;

          (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.09(c) and in respect of net monthly rental income from REO Property pursuant to Section 3.11 hereof;

          (vi) all Substitution Adjustment Amounts;

          (vii) all Advances made by the Master Servicer pursuant to Section 4.01; and

          (viii) any other amounts required to be deposited hereunder.

          In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Basic Master Servicing Fee and, for so long as Countrywide Home Loans Servicing LP is the Master Servicer, the related Excess Master Servicing Fee.

          The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders (other than any funds attributed to any Excess Master Servicing Fee) until withdrawn in accordance with Section 3.08.

          (c) The Trustee shall establish and maintain the Reserve Fund which shall be an Eligible Account into which there shall have been deposited the amount of $22,000, respectively, on the Closing Date. No additional funds will be deposited in the Reserve Fund after the Closing Date. All funds deposited in the Reserve Fund including interest thereon shall be held in trust for the benefit of the Holders of the Class 1-A-4 Certificates, until withdrawn in accordance with Section 3.08. The Reserve Fund shall be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for all federal income tax purposes by Morgan Stanley & Co. Incorporated.

          (d) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:


                                    III-4

          (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.08(a)(ix);

          (ii) any amount deposited by the Master Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

          In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders (other than any funds attributed to any Excess Master Servicing Fee) until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

          (e) Each institution at which the Certificate Account, the Reserve Fund, the Supplemental Loan Account, the Capitalized Interest Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the Supplemental Loan Account or the Capitalized Interest Account or the Reserve Fund, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account, or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Reserve Fund or the Capitalized Interest Account shall be credited to the Reserve Fund or the Capitalized Interest Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Reserve Fund, the Capitalized Interest Account, the Supplemental Loan Account or the Distribution Account and made in accordance with this Section 3.05.

          (f) The Master Servicer shall give notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account or the Reserve Fund prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account, the Capitalized Interest Account, the Supplemental Loan Account or the Reserve Fund prior to any change thereof.


                                    III-5

          (g) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Supplemental Loan Account. On the Closing Date the Seller shall remit the Supplemental Amount to the Trustee for deposit in the Supplemental Loan Account. On each Supplemental Transfer Date, upon satisfaction of the conditions for such Supplemental Transfer Date set forth in Section 2.01(e), with respect to the related Supplemental Transfer Agreement, the Trustee shall pay to the Seller the Aggregate Supplemental Transfer Amount held in escrow pursuant to Section 2.01(e) as payment of the purchase price for the related Supplemental Mortgage Loans. If at any time the Depositor becomes aware that the Cut-off Date Stated Principal Balance of Supplemental Mortgage Loans reflected on any Supplemental Transfer Agreement exceeds the actual Cut-off Date Stated Principal Balance of the relevant Supplemental Mortgage Loans, the Depositor may so notify the Trustee and the Trustee shall redeposit into the Supplemental Loan Account the excess reported to it by the Depositor.

          If any funds remain in the Supplemental Loan Account at the end of the Conveyance Period, to the extent that they represent earnings on the amounts originally deposited into the Supplemental Loan Account, the Trustee shall distribute them to the order of the Depositor. The remaining funds shall be transferred to the Distribution Account to be included as part of principal distributions to the Class PO Certificates, to the extent of the Remaining PO Supplemental Loan Amount and to the other related Classes of Senior Certificates, to the extent of the Remaining Non-PO Supplemental Loan Amount, as applicable.

          (h) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Capitalized Interest Account. On the Closing Date the Seller shall remit the aggregate Capitalized Interest Requirement to the Trustee for deposit in the Capitalized Interest Account. On each Distribution Account Deposit Date related to a Conveyance Period Distribution Date, upon satisfaction of the conditions for such Supplemental Transfer Date set forth in Section 2.01(e), with respect to the related Supplemental Transfer Agreement, the Trustee shall transfer from the Capitalized Interest Account to the Distribution Account an amount equal to the Capitalized Interest Requirement (which, to the extent required, may include investment earnings on amounts on deposit therein) with respect to the amount remaining in the Supplemental Loan Account for the related Distribution Date as identified by the Seller in the Supplemental Transfer Agreement.

          If any funds remain in the Capitalized Interest Account at the end of the Conveyance Period, the Trustee shall make the transfer described in the preceding paragraph if necessary for the remaining Conveyance Period Distribution Date and the Trustee shall distribute any remaining funds in the Capitalized Interest Account to the order of the Depositor.

          SECTION 3.06. Collection of Taxes, Assessments and Similar Items;
                        Escrow Accounts.
                        --------------------------------------------------

          (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.09 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or


                                    III-6

Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

          (c) The Master Servicer shall advance any payments referred to in
Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          SECTION 3.07. Access to Certain Documentation and Information
                        Regarding the Mortgage Loans.
                        ------------------------------------------------

          The Master Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

          Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder and/or Certificate Owner which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder and/or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder and/or Certificate Owner for actual expenses incurred by the Master Servicer in providing such reports and access.

          If Countrywide Home Loans Servicing LP is not acting as Master Servicer, the successor Master Servicer shall provide Countrywide Home Loans Servicing LP with such information as may be necessary to verify the amount of the Excess Master Servicing Fee for each Distribution Date. If a question should arise as to the proper amount of the Excess Master Servicing Fee, the successor Master Servicer shall provide Countrywide Home Loans Servicing LP with access to such books and records and personnel of the successor Master Servicer as may be necessary to establish the proper amount of the Excess Master Servicing Fee.

          SECTION 3.08. Permitted Withdrawals from the Certificate Account, the Reserve Fund, the Class 1-A-4 Rounding Account and the Distribution Account.
                        ---------------------------------------------------

          (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

          (i) to pay to the Master Servicer (to the extent not previously retained by the Master Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

          (ii) to reimburse each of the Master Servicer and the Trustee for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;


                                    III-7

          (iii) to reimburse each of the Master Servicer and the Trustee for any Nonrecoverable Advance previously made by it;

          (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

          (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or
     Section 3.06 and (b) for unpaid Basic Master Servicing Fees as provided in Section 3.11 hereof;

          (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to
     Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

          (vii) to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section
     6.03 hereof;

          (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

          (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee (and, if Countrywide Home Loans Servicing LP is not the Master Servicer, an amount equal to the Excess Master Servicing Fee) for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

          (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii),
(iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders and MBIA, and for deposits into the Class 1-A-4 Rounding Account, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

          (i) to pay to itself the Trustee Fee for the related Distribution
     Date;

          (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;


                                    III-8

          (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein;

          (iv) to reimburse the Trustee for any unreimbursed Advances made by it pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (iv) being limited to (x) amounts received on the related Mortgage Loan(s) in respect of which any such Advance was made and (y) amounts not otherwise reimbursed to the Trustee pursuant to
     Section 3.08(a)(ii) hereof;

          (v) to reimburse the Trustee for any Nonrecoverable Advance previously made by the Trustee pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (v) being limited to amounts not otherwise reimbursed to the Trustee pursuant to Section 3.08(a)(iii) hereof;

          (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof; and

          (v) if Countrywide Home Loans Servicing LP is not the Master Servicer, to pay to Countrywide Home Loans Servicing LP the Excess Master Servicing Fee for the related Distribution Date; and

          (vi) to make deposits in the Class 1-A-4 Rounding Account pursuant to Section 4.03(f).

          (c) The Trustee shall from time to time make withdrawals from the Reserve Fund on behalf of the Trust Fund for the following purposes:

          (i) on or prior to each Distribution Account Deposit Date, to withdraw from the Reserve Fund an amount equal to the lesser of (a) the sum of (x) any Class 1-A-4 Prepayment Interest Shortfall for the related Distribution Date and (y) any Class 1-A-4 Relief Act Reduction for the related Distribution Date, and (b) the amount on deposit in the Reserve Fund, and remit such amount to the Distribution Account for distribution to the Class 1-A-4 Certificateholders on such Distribution Date; and

          (ii) on the earlier of (a) the Distribution Date on which the Class Certificate Balance of the Class 1-A-4 Certificates is reduced to zero and (b) the termination of this Agreement pursuant to Section 9.01, to clear and terminate the Reserve Fund and to pay all amounts on deposit therein to Morgan Stanley & Co. Incorporated. at the address supplied by it to the Trustee for such purpose.

          SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of
                        Primary Insurance Policies.
                        -----------------------------------------------

          (a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged


                                    III-9

Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds or Subsequent Recoveries to the extent permitted by
Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

          (b) The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

          Except with respect to any Lender PMI Mortgage Loans, the Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. With respect to the Lender PMI Mortgage Loans, the Master Servicer shall maintain the Primary Insurance Policy for the life of such Mortgage Loans, unless otherwise prohibited by law.

          The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds and Subsequent Recoveries.

          (c) In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

          SECTION 3.10. Enforcement of Due-on-Sale Clauses; Assumption
                        Agreements.
                        ----------------------------------------------

          (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required


                                    III-10

Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

          SECTION 3.11. Realization Upon Defaulted Mortgage Loans; Repurchase
                        of Certain Mortgage Loans.
                        -----------------------------------------------------

          (a) The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such


                                    III-11
practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds and Subsequent Recoveries with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Trust Fund. In that event, the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period.


                                    III-12

Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

          The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Basic Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Basic Master Servicing Fees; second, to reimburse the Master Servicer for any unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.14.

          The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 151 days or more delinquent at a price equal to the Purchase Price; provided, however, that the Master Servicer may only exercise this right on or before the next to the last day of the calendar month in which such Mortgage Loan became 151 days delinquent (such month, the "Eligible Repurchase Month"); provided further, that any such Mortgage Loan which becomes current but thereafter becomes delinquent may be purchased by the Master Servicer pursuant to this Section in any ensuing Eligible Repurchase Month. The Purchase Price for any Mortgage Loan


                                    III-13
purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          (b) The Master Servicer may agree to a modification of any Mortgage Loan (the "Modified Mortgage Loan") if (i) the modification is in lieu of a refinancing and (ii) the Mortgage Rate on the Modified Mortgage Loan is approximately a prevailing market rate for newly-originated mortgage loans having similar terms and (iii) the Master Servicer purchases the Modified Mortgage Loan from the Trust Fund as described below. Effective immediately after the modification, and, in any event, on the same Business Day on which the modification occurs, all interest of the Trustee in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Master Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of modification and the risk of default thereon, shall pass to the Master Servicer. The Master Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan. For federal income tax purposes, the Trustee shall account for such purchase as a prepayment in full of the Modified Mortgage Loan.

          The Master Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to Section 3.05 within one Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Modified Mortgage Loan previously transferred and assigned pursuant hereto. The Master Servicer covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (b), any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by the Master Servicer (but such obligation shall not prevent the Master Servicer or any other appropriate Person from in good faith contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund or the Master Servicer.

          SECTION 3.12. Trustee to Cooperate; Release of Mortgage Files.
                        ------------------------------------------------

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance


                                    III-14
or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The Master Servicer is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

          If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          SECTION 3.13. Documents, Records and Funds in Possession of Master
                        Servicer to be Held for the Trustee.
                        ----------------------------------------------------

          Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds and any Subsequent Recoveries, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.


                                    III-15

          SECTION 3.14. Servicing Compensation.
                        ----------------------

          As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the sum of the Basic Master Servicing Fee and the Excess Master Servicing Fee; provided, that the aggregate Basic Master Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls, if any, with respect to such Distribution Date, but not below an amount equal to one-half of the aggregate Basic Master Servicing Fee for such Distribution Date before reduction thereof in respect of such Prepayment Interest Shortfalls, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Distribution Account by the Depositor pursuant to
Section 2.01(a) and not so deposited; provided further, that if a successor to Countrywide Home Loans Servicing LP shall be appointed as Master Servicer for any reason, the Excess Master Servicing Fee for each Distribution Date following such appointment shall be paid, pursuant to this Section 3.14, to Countrywide Home Loans Servicing LP pursuant to Section 3.08(b)(vii) hereof, and not to such successor to the Master Servicer.

          Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section
3.05 hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          SECTION 3.15. Access to Certain Documentation.
                        --------------------------------

          The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders and/or Certificate Owners of Subordinated Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          SECTION 3.16. Annual Statement as to Compliance.
                        ----------------------------------

          The Master Servicer shall deliver to the Depositor and the Trustee on or before 80 days after the end of the Master Servicer's fiscal year, commencing with its 2003 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.


                                    III-16

          SECTION 3.17. Annual Independent Public Accountants' Servicing
                        Statement; Financial Statements.
                        ------------------------------------------------

          On or before 80 days after the end of the Master Servicer's fiscal year, commencing with its 2003 fiscal year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee.

          SECTION 3.18. Errors and Omissions Insurance; Fidelity Bonds.
                        -----------------------------------------------

          The Master Servicer shall for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.


                                    III-17

                                  ARTICLE IV

                               DISTRIBUTIONS AND
                        ADVANCES BY THE MASTER SERVICER

          SECTION 4.01. Advances.
                        ---------

          (a) The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

          (b) If the Master Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of Section 4.01(a), it shall use its best efforts to give written notice thereof to the Trustee (each such notice a "Trustee Advance Notice"; and such notice may be given by telecopy), not later than 3:00 P.M., New York time, on the Business Day immediately preceding the related Master Servicer Advance Date, specifying the amount that it will be unable to deposit (each such amount an "Advance Deficiency") and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before 3:30 P.M., New York time on a Master Servicer Advance Date, the Trustee shall, not later than 3:00 P.M., New York time, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Master Servicer that the Master Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency. All Advances made by the Trustee pursuant to this Section 4.01(b) shall accrue interest on behalf of the Trustee at the Trustee Advance Rate from and including the date such Advances are made to but excluding the date of repayment, with such interest being an obligation of the Master Servicer and not the Trust Fund. The Master Servicer shall reimburse the Trustee for the amount of any Advance made by the Trustee pursuant to this
Section 4.01(b) together with accrued interest, not later than the fifth day following the related Master Servicer Advance Date. In the event that the Master Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall immediately (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) subject to the limitations set forth in Section 3.04, assume all of the rights and obligations of the Master Servicer hereunder.

          (c) The Master Servicer shall, not later than the close of business on the second Business Day immediately preceding each Distribution Date, deliver to the Trustee a report (in form and substance reasonably satisfactory to the Trustee) that indicates (i) the Mortgage Loans with respect to which the Master Servicer has determined that the related Scheduled Payments should be advanced and (ii) the amount of the related Scheduled Payments. The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

          SECTION 4.02. Priorities of Distribution.
                        ---------------------------

          (a) (1) With respect to the Available Funds for Loan Group 1 and Remaining Available Funds for Loan Group 2 and Loan Group 3, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the specified Classes of Group 1 Senior Certificates and payments to MBIA in the following order of priority and, in each case, to the extent of Available Funds for such Loan Group remaining:

          (i) as long as no MBIA Default exists, to MBIA in accordance with the instructions set forth in Section 5.01 an amount equal to the Class 1-A-4 Premium;

          (ii) concurrently, to each interest-bearing Class of Group 1 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall, provided that prior to an Accrual Termination Date, the related Accrual Amount shall be distributed as provided in Section 4.02(a)(1)(iii);

          (iii) the Class 1-A-3, Class 1-A-6, Class 1-A-7, Class 1-A-8-1 and Class 1-A-8-3 Accrual Amounts will be distributed in accordance with the Class 1-A-3, Class 1-A-6, Class 1-A-7, Class 1-A-8-1 and Class 1-A-8-3 Accretion Direction Rules, respectively;

          (iv) to each Class of Group 1 Senior Certificates, sequentially, as follows

               (x) to the Class PO-1 Component an amount allocable to the related PO Formula Principal Amount, up to the outstanding Component Balance thereof; and

               (y) on each Distribution Date prior to the Senior Credit Support Depletion Date, the related Non-PO Formula Principal Amount up to the amount of the Senior Principal Distribution Amount for Loan Group 1 for such Distribution Date will be distributed first, to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero, and second, concurrently as follows:

                    (A) 0.1225642901% to the Class 1-A-14 Certificates, until
               its Class Certificate Balance is reduced to zero;

                    (B) 26.9516831141%, sequentially, to the following Classes of Certificates in the following order of priority:

                         (1) commencing with the Distribution Date in June 2006, an amount up to $12,500 on each Distribution Date to the Class 1-A-4 Certificates, until its Class Certificate Balance is reduced to zero;

                         (2) concurrently until the Class Certificate Balance of the Class 1-A-9 Certificates is reduced to zero
                         (x) 55.5% concurrently, to the

                         Class 1-A-1 and Class 1-A-10 Certificates, pro rata, and (y) 44.5% to the Class 1-A-9 Certificates;

                         (3) concurrently, to the Class 1-A-1 and Class 1-A-10 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (4) to the Class 1-A-4 Certificates, until its Class Certificate Balance is reduced to zero; and

                    (C) 72.9257525958%, sequentially, to the following Classes of Certificates in the following order of priority:

                         (1) to the Class 1-A-2 and Class 1-A-15 Certificates and the Class 1-A-8-1 Component, in an amount up to the amount necessary to reduce the aggregate of their Class Certificate Balances and Component Balance to their Aggregate Planned Balance set forth on Schedule 1 for that Distribution Date, sequentially:

                            (a) concurrently, to the Class 1-A-2 and Class 1-A-15 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and

                            (b) to the Class 1-A-8-1 Component, until its Component Balance is reduced to zero.

                         (2) to the Payment Group, in an amount up to the amount necessary to reduce its Principal Balance to its Targeted Balance set forth on Schedule 2 for that Distribution Date;

                         (3) to the Class 1-A-8-3 Component, in an amount up to the amount necessary to reduce its Component Balance to its Targeted Balance set forth on Schedule 5 for that Distribution Date;

                         (4) to the Class 1-A-6 Certificates, until its Class Certificate Balance is reduced to zero;

                         (5) to the Payment Group, in an amount up to the amount necessary to reduce its Principal Balance to its Targeted Balance set forth on Schedule 3 for that Distribution Date;

                         (6) to the Class 1-A-8-3 Component, in an amount up to the amount necessary to reduce its Component Balance to its Targeted Balance set forth on Schedule 6 for that Distribution Date;

                         (7) to the Payment Group, in an amount up to the amount necessary to reduce its Principal Balance to its Targeted Balance set forth on Schedule 4 for that Distribution Date;

                         (8) to the Class 1-A-8-3 Component, in an amount up to the amount necessary to reduce its Component Balance to its Targeted Balance set forth on Schedule 7 for that Distribution Date;

                         (9) to the Class 1-A-7 Certificates, until its Class Certificate Balance is reduced to zero;

                         (10) to the Class 1-A-8-3 Component, in an amount up to the amount necessary to reduce its Component Balance to its Targeted Balance set forth on Schedule 8 for that Distribution Date;

                         (11) to the Payment Group, without regard to its Targeted Balance set forth on any Schedule for that Distribution Date, until its Principal Balance is reduced to zero;

                         (12) to the Class 1-A-8-3 Component, without regard to its Targeted Balance set forth on any Schedule for that Distribution Date, until its Component Balance is reduced to zero; and

                         (13) to the Class 1-A-2 and Class 1-A-15 Certificates and the Class 1-A-8-1 Component, without regard to their Aggregate Planned Balance set forth on Schedule 1 for that Distribution Date, sequentially:

                            (a) concurrently, to the Class 1-A-2 and Class 1-A-15 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and

                            (b) to the Class 1-A-8-1 Component, until its Component Balance is reduced to zero; and

          (v) to the Class PO-1 Component, any related Class PO Deferred Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the Subordinated Principal Distribution Amount actually received or advanced for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to
     (A)(i) and (ii) then (iii) of the definition of Subordinated Principal Distribution Amount);

          (2) With respect to the Available Funds for Loan Group 2 and Remaining Available Funds for Loan Group 1 and Loan Group 3, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the specified Classes of Group 2 Senior Certificates in the following order of priority, and in each case, to the extent of Available Funds for such Loan Group remaining:

          (i) [Reserved];

          (ii) concurrently, to each interest-bearing Class of Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall, provided that prior to an Accrual Termination Date, the related Accrual Amount shall be distributed as provided in Section 4.02(a)(2)(iii);

          (iii) the Class 2-A-8 and Class 2-A-9 Accrual Amounts will be distributed in accordance with the Class 2-A-8 and Class 2-A-9 Accretion Direction Rules, respectively;

          (iv) to the Class of Group 2 Senior Certificates, concurrently, as follows:

               (x) to the Class PO-2 Component an amount allocable to the related PO Formula Principal Amount, up to the outstanding Component Balance thereof; and

               (y) on each Distribution Date prior to the Senior Credit Support Depletion Date, the related Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 2 for such Distribution Date, will be distributed concurrently as follows:

                    (A) 78.5742707600% concurrently, to the Class 2-A-1, Class
               2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (B) 21.4257292400%, sequentially, to the following Classes of Certificates in the following order of priority:

                         (1) concurrently, to the Class 2-A-4 and Class 2-A-5 Certificates, pro rata, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balances to their Aggregate Planned Balance set forth on Schedule 9 for that Distribution Date;

                         (2) to the Class 2-A-7 Certificates, in an amount necessary to reduce its Class Certificate Balance to its Targeted Balance set forth on Schedule 10 for that Distribution Date;

                         (3) to the Class 2-A-8 Certificates, until its Class Certificate Balance is reduced to zero;

                         (4) to the Class 2-A-7 Certificates, without regard to its Targeted Balance set forth on Schedule 10 for that Distribution Date, until its Class Certificate Balance is reduced to zero;

                         (5) to the Class 2-A-9 Certificates, until its Class Certificate Balance is reduced to zero; and

                         (6) concurrently, to the Class 2-A-4 and Class 2-A-5 Certificates, pro rata, without regard to their Aggregate Planned Balance set forth on Schedule 9 for that Distribution Date, until their respective Class Certificate Balances are reduced to zero; and

          (v) to the Class PO-2 Component, any related Class PO Deferred Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the Subordinated Principal Distribution Amount actually received or advanced for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to
     (A)(i) and (ii) then (iii) of the definition of Subordinated Principal Distribution Amount);

          (3) With respect to the Available Funds for Loan Group 3 and Remaining Available Funds for Loan Group 1 and Loan Group 2, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the specified Classes of Group 3 Senior Certificates sequentially in the following order of priority and, in each case, to the extent of Available Funds for such Loan Group remaining:

          (i) [Reserved]

          (ii) concurrently, to each interest-bearing Class of Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall;

          (iii) [Reserved];

          (iv) to the Class of Group 3 Senior Certificates, concurrently, as follows:

               (x) to the Class PO-3 Component an amount allocable to the related PO Formula Principal Amount, up to the outstanding Component Balance thereof; and

               (y) on each Distribution Date prior to the Senior Credit Support Depletion Date, the related Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 3 for such Distribution Date, will be distributed in the following order of priority:

                    (A) to the Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificates, the Group 3 Priority Amount, concurrently, as follows:

                         (1) 47.1052631579% concurrently, to the Class 3-A-1 and Class 3-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (2) 52.8947368421%, sequentially, to the Class 3-A-2 and Class 3-A-3 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

                    (B) concurrently, (a) 27.0233334054% to the Class 3-A-5 Certificates, (b) 12.4062720391% to the Class 3-A-8 Certificates, (c) 47.3601991328% to the Class 3-A-9 Certificates, and (d) 13.2101954228% to the Class 3-A-6 Certificates, until the Class Certificate Balance of the Class 3-A-5 Certificates is reduced to zero;

                    (C) concurrently, (a) 19.6457197768% to the Class 3-A-8 Certificates, (b) 74.9963565048% to the Class 3-A-9 Certificates, and (c) 5.3579237184% to the Class 3-A-6 Certificates, until their respective Class Certificate Balances are reduced to zero;

                    (D) to the Class 3-A-10 Certificates, until its Class Certificate Balance is reduced to zero; and

                    (E) to the Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificates, without regard to the Group 3 Priority Amount, concurrently, as follows:

                         (1) 47.1052631579% concurrently, to the Class 3-A-1 and Class 3-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and

                         (2) 52.8947368421%, sequentially, to the Class 3-A-2 and Class 3-A-3 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

                  (v) to the Class PO-3 Component, any related Class PO Deferred Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the Subordinated Principal Distribution Amount actually received or advanced for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to (A)(i) and (ii) then (iii) of the definition of Subordinated Principal Distribution Amount);

          (4) On each Distribution Date, Available Funds from all of the Loan Groups remaining after making the distributions described in 4.02(a)(1), 4.02(a)(2) and 4.02(a)(3) above, will be distributed to the Subordinated Certificates, MBIA and the Class A-R Certificates in the following order and priority and, subject to paragraph (e) below and in each case, to the extent of such funds remaining:

               (A) to the Class M Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (B) to the Class M Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (C) to the Class B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (E) to the Class B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (F) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (G) to the Class B-3 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (I) to the Class B-4 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (K) to the Class B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

               (L) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (M) to MBIA, the Reimbursement Amount; and

               (N) to the Class A-R Certificates, any remaining funds in the Trust Fund.

On any Distribution Date, amounts distributed in respect of Class PO Deferred Amounts will not reduce the Component Balance of the related Class PO Component.

          On any Distribution Date, to the extent the Amount Available for Senior Principal for a Loan Group is insufficient to make the full distribution required to be made pursuant to clause (a)(1)(iv)(x),
(a)(2)(iv)(x) or (a)(3)(iv)(x), as applicable, (A) the amount distributable on the related Class PO Component in respect of principal pursuant to such subclause shall be equal to the product of (1) the related Amount Available for Senior Principal and (2) a fraction, the numerator of which is the related PO Formula Principal Amount and the denominator of which is the sum of such PO Formula Principal Amount and the related Senior Principal Distribution Amount and (B) the amount distributable on the Senior Certificates of the related Senior Certificate Group, other than the related Class PO Component, in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal for such Loan Group and (2) a fraction, the numerator of which is such Senior Principal Distribution Amount and the denominator of which is the sum of such Senior Principal Distribution Amount and the related PO Formula Principal Amount.

          (b) On each Distribution Date prior to and including the applicable Accrual Termination Date with respect to each Class or Component of Accrual Certificates, the Accrual Amount for such Class or Component for such Distribution Date shall not (except as provided in the second to last sentence in this paragraph) be distributed as interest with respect to such Class or Component of Accrual Certificates but shall instead be added to the related Class Certificate Balance of such Class on the related Distribution Date. With respect to any Distribution Date prior to and including the applicable Accrual Termination Date on which principal payments on any Class or Component of Accrual Certificates are distributed pursuant to Section 4.02(a)(1)(iii) or
Section 4.02(a)(2)(iii), as applicable, the related Accrual Amount shall be deemed to have been added on such Distribution Date to the related Class Certificate Balance of such Class or Component of Accrual Certificates (and included in the amount distributable on the related Class or Classes or Component of Accretion Directed Certificates pursuant to Section 4.02(a)(1)(iii) or 4.02(a)(2)(iii), as applicable, for such Distribution Date) and the related distribution thereon shall be deemed to have been applied concurrently towards the reduction of all or a portion of the amount so added and, to the extent of any excess, towards the reduction of the Class Certificate Balance or Component Balance of such Class or Component of Accrual Certificates immediately prior to such

Distribution Date. Notwithstanding any such distribution, the Accrual Certificates shall continue to be a Class of Accrual Certificates on each subsequent Distribution Date until the applicable Accrual Termination Date.

          (c) On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priorities set forth in
Section 4.02(a)(1)(iv)(y), Section 4.02(a)(2)(iv)(y) and Section 4.02(a)(3)(iv)(y), the portion of Available Funds available to be distributed as principal of the Group 1 Senior Certificates, Group 2 Senior Certificates and Group 3 Senior Certificates, as applicable, (other than the related Class PO Component) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

          (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Certificates for such Distribution Date shall be reduced for each Class of Senior Certificates of a Senior Certificate Group and each Class of Subordinated Certificates by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls for such Loan Group based (x) with respect to a Class of Senior Certificates, on the related Class Optimal Interest Distribution Amount and (y) with respect to a Class of Subordinated Certificates on and prior to the second Senior Termination Date on the Assumed Interest Amount or after such the second Senior Termination Date, the related Class Optimal Interest Distribution Amount for such Distribution Date in the absence of such Net Prepayment Interest Shortfalls, and (ii) the related Class' Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or after the Senior Credit Support Depletion Date, any Mortgage Loan) that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or after the Senior Credit Support Depletion Date, any Mortgage Loan) that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for the Mortgage Loans in the related Loan Group (or after the Senior Credit Support Depletion Date, any Mortgage Loan) incurred during the calendar month preceding the month of such Distribution Date and
(D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or after the Senior Credit Support Depletion Date, any Mortgage Loan) that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

          (e) Notwithstanding the priority and allocation contained in Section 4.02(a)(4), if on any Distribution Date with respect to any Class of Subordinated Certificates (other than the Class of Subordinated Certificates then outstanding with the highest priority of distribution) the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinated Certificates which have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 4.02(a)(4).

          (f) On each Distribution Date, the Trustee shall distribute the amount withdrawn from the Reserve Fund with respect to such Distribution Date pursuant to Section 3.08(c), to the Class 1-A-4 Certificates as interest thereon, up to the sum of (i) amount of the Class 1-A-4 Prepayment Interest Shortfalls and (ii) the Class 1-A-4 Relief Act Reductions with respect to such Distribution Date.

          (g) If the amount of a Realized Loss on a Mortgage Loan has been reduced by application of Subsequent Recoveries with respect to such Mortgage Loan, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Certificate Balance of each Class of Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04. Holders of such Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Balance of each Certificate of such Class.

          (h) On each Distribution Date, the reduction in the Aggregate Notional Amount for that Distribution Date from the Aggregate Notional Amount for the immediately preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) shall be applied sequentially: (i) to reduce the Component Notional Amount of the Class 1-A-8-5 Component, until its Component Notional Amount is reduced to zero, (2) to reduce the Notional Amount of the Class 1-A-12 Certificates, until its Notional Amount is reduced to zero, and (3) to reduce the Component Notional Amount of the Class 1-A-8-4 Component, until its Component Notional Amount is reduced to zero.

          SECTION 4.03. Distributions in Reduction of the Class 1-A-4
                        Certificates.
                        ---------------------------------------------

          (a) Except as provided in subclauses (d) and (f) below, on each Distribution Date on which distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates are made, such distributions will be made pursuant to any request by a Class 1-A-4 Certificate Owner, in the following priority:

          (i) any request by the personal representative of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common or other Person empowered to act on behalf of such Deceased Holder upon his or her death, in an amount up to but not exceeding $100,000 per request; and

          (ii) any request by a Living Holder, in an amount up to but not exceeding $10,000 per request.

          (b) Thereafter, distributions will be made as provided in clauses
(i) and (ii) above up to a second $100,000 and $10,000 per request, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Class 1-A-4 Certificates until all such requests have been honored.

          Requests for distributions in reduction of the Certificate Balances of Class 1-A-4 Certificates presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in the order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Balances of Class 1-A-4 Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of priority established by the random lot procedures of the Depository after all requests with respect to such Class presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the Certificate Balance of the Class 1-A-4 Certificates with respect to any Distribution Date shall be made in accordance with Section

4.03(c) below and must be received by the Depository and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions which are received by the Depository and forwarded to the Trustee after the related Record Date and requests, in either case, for distributions timely received but not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Balances of the applicable Class 1-A-4 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.03(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Class 1-A-4 Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Class 1-A-4 Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal using a form required by the Depository.

          Distributions in reduction of the Certificate Balances of Class 1-A-4 Certificates will be applied, in the aggregate, to the Class 1-A-4 Certificates in an amount equal to the portion of the Available Funds distributable to the Class 1-A-4 Certificates pursuant to Section 4.02(a)(1)(iv), plus any amounts available for distribution from the Class 1-A-4 Rounding Account pursuant to Section 4.03(f), provided that the aggregate distribution in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates on any Distribution Date is made in an integral multiple of $1,000.

          (c) A "Deceased Holder" is a Certificate Owner of a Class 1-A-4 Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of such Certificate Owner upon his or her death, causes to be furnished to the Trustee a certified copy of the death certificate of such Certificate Owner and any additional evidence of death required by and satisfactory to the Trustee and any tax waivers requested by the Trustee. Class 1-A-4 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Class 1-A-4 Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates, subject to the limitations stated above. Class 1-A-4 Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Class 1-A-4 Certificates greater than the number of Individual Class 1-A-4 Certificates of which such trust is the beneficial owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Class 1-A-4 Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Class 1-A-4 Certificates will be deemed to be the death of the Certificate Owner of such Class 1-A-4 Certificates regardless of the registration of ownership of such Class 1-A-4 Certificates, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Class 1-A-4 Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Balances of the Class 1-A-4 Certificates payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The

Trustee may rely entirely upon documentation delivered to it pursuant to
Section 4.03(a) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 4.03(a).

          (d) Requests for distributions in reduction of the Certificate Balance of a Class 1-A-4 Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Participant that maintains the account evidencing the Certificate Owner's interest in such Class 1-A-4 Certificate. Such Depository Participant or Indirect Participant should in turn make the request of the Depository (or, in the case of an Indirect Participant, such Indirect Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on a form required by the Depository and provided to the Depository Participant. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt or requests for such distributions received by it on the same day. The Trustee shall not be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Participant.

          In the event any requests for distributions in reduction of the Certificate Balance of Class 1-A-4 Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.03, the Trustee shall return such requests to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

          The Trustee shall maintain a list of those Depository Participants representing the Certificate Owners of Class 1-A-4 Certificates that have submitted requests for distributions in reduction of the Certificate Balances of such Class 1-A-4 Certificates, together with the order of receipt and the amounts of such requests. The Trustee shall notify the Depository and the appropriate Depository Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.03. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations shall be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters shall be final and binding on all affected Persons.

          Payments in reduction of the Certificate Balance of Class 1-A-4 Certificates shall be made on the applicable Distribution Date and the Certificate Balances as to which such payments are made shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

          Any Certificate Owner of a Class 1-A-4 Certificate which has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Participant, such Indirect Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, on a form required by the Depository, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Balance of such Class 1-A-4 Certificate on such Distribution Date.

          (e) To the extent, if any, that distributions in reduction of the Class Certificate Balance of Class 1-A-4 Certificates on a Distribution Date exceed the aggregate Certificate Balances of the Class 1-A-4Certificates with respect to which distribution requests have been received by the related

Record Date, as provided in Section 4.03(a) above, distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates will be made by mandatory distributions in reduction thereof. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Participant, will then select, in accordance with its own procedures, Individual Class 1-A-4 Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Participants which hold Class 1-A-4 Certificates selected for mandatory distributions in reduction of the Class Certificate Balance are required to provide notice of such mandatory distributions to the affected Certificate Owners.

          (f) On the Closing Date, the Class 1-A-4 Rounding Account shall be established with the Trustee and Morgan Stanley & Co. Incorporated shall cause to be initially deposited the sum of $999.99 in the Class 1-A-4 Rounding Account. On each Distribution Date on which a distribution is made in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates, funds on deposit in the Class 1-A-4 Rounding Account shall be, to the extent needed, withdrawn by the Trustee and applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class Certificate Balance to be made on the Class 1-A-4 Certificates. Rounding of such distribution on the Class 1-A-4 Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the Class 1-A-4 Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates are to be made, the aggregate amount of such distributions allocable to the Class 1-A-4 Certificates shall be applied first to repay any funds withdrawn from the Class 1-A-4 Rounding Account and not previously repaid, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates; this process shall continue on succeeding Distribution Dates until the Class Certificate Balance of the Class 1-A-4 Certificates has been reduced to zero. The Class 1-A-4 Rounding Account shall be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for all federal income tax purposes by Morgan Stanley & Co. Incorporated, and Morgan Stanley & Co. Incorporated shall report all income, gain, deduction or loss with respect thereto. The Class 1-A-4 Rounding Account shall remain uninvested.

          Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates will reduce the Class Certificate Balance thereof to zero or in the event that distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates are made in accordance with the provisions set forth in Section 4.03(g), an amount equal to the difference between $999.99 and the sum then held in the Class 1-A-4 Rounding Account shall be paid from the Available Funds for such Distribution Date to the Class 1-A-4 Rounding Account. Any funds then on deposit in such Class 1-A-4 Rounding Account shall be distributed to Morgan Stanley & Co. Incorporated.

          (g) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on or after the Senior Credit Support Depletion Date, distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates (including amounts paid in respect of Realized Losses under the Class 1-A-4 Policy) will be made among the Holders of the Class 1-

A-4 Certificates, pro rata, based on Certificate Balances, and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

          In the event that Definitive Certificates representing the Class 1-A-4 Certificates are issued pursuant to Section 5.02(e), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class 1-A-4 Certificates, with the provisions of this Section 4.03.

          SECTION 4.04. Allocation of Realized Losses.
                        ------------------------------

          (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date. For purposes of allocating losses to the Subordinated Certificates, the Class M Certificates will be deemed to have a lower numerical Class designation, and to be of a higher relative payment priority, than each other Class of Subordinated Certificates.

                  Realized Losses with respect to any Distribution Date shall be allocated as follows:

          (i) the applicable PO Percentage of any Realized Loss, including any Excess Loss, on a Mortgage Loan in a Loan Group shall be allocated to the related Class PO Component, until the Component Balance thereof is reduced to zero; and

          (ii) (A) the applicable Non-PO Percentage of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than any Notional Amount Certificates, if applicable, and the related Class PO Component), pro rata on the basis of their respective Class Certificate Balances or, in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their Class Certificate Balance or Component Balance, as applicable, and their initial Class Certificate Balance or Component Balance, as applicable, in each case immediately prior to the related Distribution Date until the respective Class Certificate Balance of each such Class is reduced to zero; provided, that (i) any Realized Losses (other than an Excess Loss) on the Mortgage Loans in Loan Group 1 otherwise be allocable to the Class 1-A-8-1 and Class 1-A-8-3 Components shall be allocated to the Class 1-A-14 Certificates, until its Class Certificate Balance is reduced to zero and (ii) any Realized Losses (other than an Excess Loss) on the Mortgage Loans in Loan Group 3 otherwise be allocable to the Class 3-A-5 Certificates shall be allocated to the Class 3-A-4 Certificates, until its Class Certificate Balances is reduced to zero; and

               (B) the applicable Non-PO Percentage of any Excess Losses on the Mortgage Loans in a Loan Group shall be allocated to the Classes of Certificates of the related Senior Certificate Group (other than any Notional Amount Certificates, if applicable, and the related Class PO Component) and the Subordinated Certificates then outstanding, pro rata, on the basis of, with respect to such Senior Certificates, their respective Class Certificate Balances, or in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their respective Class Certificate Balance and their respective initial Class Certificate Balance or their respective Component Balance or their respective initial Component Balance, as the case may be, in each case immediately prior to the related Distribution Date and, with respect to each Class of

     Subordinated Certificates, the applicable Assumed Balance for each such Class relating to the Loan Group in which such Realized Loss occurs; provided, however, on any Distribution Date after the Senior Termination Date for a Senior Certificate Group, such Excess Losses on the Mortgage Loans in the related Loan Group will be allocated to the Subordinated Certificates on the basis of their respective Class Certificate Balances; and provided further that after the Senior Credit Support Depletion Date, such Excess Losses shall be allocated pro rata to all Classes and Components of Senior Certificates (other than any Notional Amount Certificates, if applicable, and the related Class PO Component) regardless of Senior Certificate Group on the basis of their respective initial Class Certificate Balances or Component Balances, as applicable, or in the case of any or in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their respective Class Certificate Balance and their respective initial Class Certificate Balance or their respective Component Balance or their respective initial Component Balance, as the case may be, in each case immediately prior to the related Distribution Date.

               (C) Any Realized Losses allocated to the Classes of Certificates related to the Payment Group pursuant to subsection (A) above will also reduce the Principal Balance of the Payment Group by an amount equal to the product of (i) a fraction, the numerator of which is the Principal Balance of the Payment Group, and the denominator of which is equal to the aggregate Class Certificate Balance of the Class 1-A-3, Class 1-A-5 and Class 1-A-17 Certificates, and (ii) the aggregate amount of Realized Losses allocated to the affected Classes. Any Excess Losses allocated to the Classes of Certificates related to the Payment Group pursuant to subsection (B) above will also reduce the Principal Balance of the Payment Group by an amount equal to the product of (i) a fraction, the numerator of which is the Principal Balance of the Payment Group, and the denominator of which is equal to the aggregate Class Certificate Balance of the Class 1-A-3, Class 1-A-5 and Class 1-A-17 Certificates, and (ii) the aggregate amount of Excess Losses allocated to the affected Classes.

          (b) The Class Certificate Balance of the Class of Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the sum of (i) the amount of any payments on the Class PO Certificates in respect of Class PO Deferred Amounts and (ii) the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses and Class PO Deferred Amounts on such Distribution Date) exceeds the sum of the Pool Stated Principal Balance for the following Distribution Date and any amounts in the Supplemental Loan Account as of that Distribution Date.

          (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.04(a) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

          (d) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate, pursuant to Section 4.04(a) above shall be accomplished by reducing the Certificate Balance or Component Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance" or "Component Balance," as the case may be. All Realized Losses or Excess Losses allocated to a Class of Component Certificates will be allocated, pro rata, to the related Components.

          (e) Any Realized Loss allocated to the Class 1-A-4 Certificates will be covered by the Class 1-A-4 Policy. Any payment under the Class 1-A-4 Policy with respect to a Realized Loss allocated to the Class 1-A-4 Certificates shall not result in a further reduction to the Class Certificate Balance of the Class 1-A-4 Certificates

          SECTION 4.05. Policy Matters.
                        ---------------

          (a) If, on the third Business Day before any Distribution Date, the Trustee determines that the Available Funds for such Distribution Date distributable to the Holders of the Class 1-A-4 Certificates pursuant to
Section 4.02, will be insufficient to pay the Required Distributions on such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to MBIA and the Fiscal Agent (as defined in the Class 1-A-4 Policy), if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the Class 1-A-4 Policy by 12:00 noon, New York City time on such third Business Day. The Trustee's responsibility for delivering the notice to MBIA as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

          (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Class 1-A-4 Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify MBIA and the Fiscal Agent, if any, and (ii) comply with the provisions of the Class 1-A-4 Policy to obtain payment by MBIA of such voided scheduled payment. In addition, the Trustee shall mail notice to all Holders of the Class 1-A-4 Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Class 1-A-4 Policy a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to MBIA and the Fiscal Agent, if any, its records listing the payments on the affected Class 1-A-4 Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

          (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class 1-A-4 Certificates (the "Class 1-A-4 Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Class 1-A-4 Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Class 1-A-4 Policy into the Class 1-A-4 Policy Payments Account and distribute such amount only for the purposes of making the payments to Holders of the Class 1-A-4 Certificates in respect of the Required Distribution for which the related claim was made under the Class 1-A-4 Policy. Such amounts shall be allocated by the Trustee to Holders of Class 1-A-4 Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.02. It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Distribution Account. However, any payments made on the Class 1-A-4 Certificates from funds in the Class 1-A-4 Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Class 1-A-4 Policy Payments Account shall not be invested by the Trustee.

          (d) Any funds received from MBIA for deposit into the Class 1-A-4 Policy Payments Account pursuant to the Class 1-A-4 Policy in respect of a Distribution Date or otherwise as a result of any claim under the Class 1-A-4 Policy shall be applied by the Trustee directly to the payment in full (i) of the Required Distribution due on such Distribution Date on the Class 1-A-4 Certificates, or (ii) of other amounts payable under the Class 1-A-4 Policy. Funds received by the Trustee as a result of any claim under the Class 1-A-4 Policy shall be used solely for payment to the Holders of the Class 1-A-4 Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee, the Master Servicer or the Trust Fund. Any funds remaining in the Class 1-A-4 Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to MBIA in accordance with the instructions set forth in Section 5.01.

          (e) The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by MBIA and deposited into the Class 1-A-4 Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class 1-A-4 Certificates, (B) Realized Losses allocated to the Class 1-A-4 Certificates and (C) the amount of funds available to make distributions on the Class 1-A-4 Certificates pursuant to Section 4.02. MBIA shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee.

          (f) The Trustee acknowledges, and each Holder of a Class 1-A-4 Certificate by its acceptance of the Class 1-A-4 Certificate agrees, that, without the need for any further action on the part of MBIA or the Trustee, to the extent MBIA makes payments, directly or indirectly, on account of principal of or interest on any Class 1-A-4 Certificates, MBIA will be fully subrogated to the rights of the Holders of such Class 1-A-4 Certificates to receive such principal and interest from the Trust Fund. The Holders of the Class 1-A-4 Certificates, by acceptance of the Class 1-A-4 Certificates, assign their rights as Holders of the Class 1-A-4 Certificates to the extent of MBIA's interest with respect to amounts paid under the Class 1-A-4 Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining MBIA's rights, as applicable, as subrogee for payments distributable pursuant to Section 4.02, any payment with respect to distributions to the Class 1-A-4 Certificates which is made with funds received pursuant to the terms of the Class 1-A-4 Policy, shall not be considered payment of the Class 1-A-4 Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates within the meaning of Article IV.

          (g) Upon its becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify MBIA of such Event of Default.

          (h) The Trustee shall promptly notify MBIA of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class 1-A-4 Certificates as to which it has actual knowledge. Each Holder of a Class 1-A-4 Certificate, by its purchase of Class 1-A-4 Certificates, and the Trustee hereby agrees that MBIA (so long as no MBIA Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, MBIA shall be subrogated to the rights of the Trustee and each Holder of a Class 1-A-4 Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

          (i) The Master Servicer shall designate an MBIA Contact Person who shall be available to MBIA to provide reasonable access to information regarding the Mortgage Loans. The initial MBIA Contact Person is to the attention of Secondary Marketing.

          (j) The Trustee shall surrender the Class 1-A-4 Policy to MBIA for cancellation upon the reduction of the Class Certificate Balance of the Class 1-A-4 Certificates to zero.

          (k) The Trustee shall send to MBIA the reports prepared pursuant to Sections 3.16 and 3.17 and the statements prepared pursuant to Section 4.06, as well as any other statements or communications sent to Holders of the Class 1-A-4 Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

          (l) For so long as there is no continuing default by MBIA under its obligations under the Class 1-A-4 Policy (an "MBIA Default"), each Holder of a Class 1-A-4 Certificate agrees that MBIA shall be treated by the Depositor, the Master Servicer and the Trustee as if MBIA were the Holder of all of the Class 1-A-4 Certificates for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Class 1-A-4 Certificates hereunder.

          (m) With respect to this Section 4.05, (i) the terms "Receipt" and "Received" shall mean actual delivery to MBIA and MBIA's Fiscal Agent, if any, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Class 1-A-4 Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. MBIA or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice and (ii) "Business Day" means any day other than (A) a Saturday or Sunday or (B) a day on which MBIA or banking institutions in the City of New York, New York, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

          SECTION 4.06. Monthly Statements to Certificateholders.
                        -----------------------------------------

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Master Servicer, MBIA, the Depositor and each Rating Agency a statement setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and Subsequent Recoveries included therein;

          (ii) the amount thereof allocable to interest, any Class Unpaid Interest Amounts included in such distribution and any remaining Class Unpaid Interest Amounts after giving effect to such distribution;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the Pool Stated Principal Balance for the following Distribution Date;

          (vi) the Senior Percentage and Subordinated Percentage for the following Distribution Date;

          (vii) the amount of the Excess Master Servicing Fees and Basic Master Servicing Fees paid to or retained by the Master Servicer with respect to such Distribution Date;

          (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

          (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
     (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xiii) the Senior Prepayment Percentage for the following Distribution Date;

          (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month and the aggregate amount of Subsequent Recoveries, if any, reducing Realized Losses from preceding calendar months;

          (xv) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date; and

          (xvi) with respect to the second Conveyance Period Distribution Date, the number and aggregate balance of any Delay Delivery Mortgage Loans not delivered within thirty days after the Closing Date, the Remaining PO Supplemental Loan Amount and the Remaining Non-PO Supplemental Loan Amount distributed as principal.

          (xvii) the amount of any withdrawal from the Reserve Fund since the prior Distribution Date; and

          (xviii) the amount remaining in the Reserve Fund after taking into account amounts withdrawn from the Reserve Fund for such Distribution Date.

The Trustee may make the above information available to Certificateholders and to MBIA via the Trustee's website at http:\\www.mbsreporting.com.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

          (c) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Master Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule VI hereto.

          (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 4.07. Determination of Pass-Through Rates for COFI
                        Certificates.
                        --------------------------------------------

          The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in the table relating to the Certificates in the Preliminary Statement.

          Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days prior to such Interest Accrual Period but following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

          Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding the Outside Reference Date for such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Outside Reference Date has not been published, the Trustee shall use COFI for the third calendar month preceding such Outside Reference Date. If COFI for neither the second nor third calendar months preceding any Outside Reference Date has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

          With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as provided in Section 4.08.

          In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.07.

          The establishment of LIBOR and each Pass-Through Rate for the COFI Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

          SECTION 4.08. Determination of Pass-Through Rates for LIBOR
                        Certificates.
                        ---------------------------------------------

          (a) On each Interest Determination Date so long as any LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (formerly the Dow Jones Markets) (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          (b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (A) of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

          (i) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          (iii) If on any Interest Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date or, in the case of the first Interest Determination Date, 1.31%.

          Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          (c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

          In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or
(ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this
Section 4.08.

          The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

                                  ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01. The Certificates.
                        -----------------

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          Subject to Section 9.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Payments to MBIA shall be made by wire transfer of immediately available funds to the following account, unless MBIA notifies the Trustee in writing: Account Name: MBIA Insurance Corporation, Account Number 910-2-721728, Bank - JPMorgan Chase Bank, ABA Number 021-000-021, Re: Countrywide 2003-20 - Policy No. 41409 - Class 1-A-4
Certificates.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          SECTION 5.02. Certificate Register; Registration of Transfer and
                        Exchange of Certificates.
                        --------------------------------------------------

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

                  At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

                  No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

                  All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, or in the event such Certificate is a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit
I), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, (ii) in the case of a Certificate that is an ERISA-Restricted Certificate and that has been the subject of an ERISA Qualifying Underwriting, if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.
                        --------------------------------------------------

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee (and with respect to the Class 1-A-4 Certificates, MBIA) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04. Persons Deemed Owners.
                        ----------------------

          The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

          SECTION 5.05. Access to List of Certificateholders' Names and
                        Addresses.
                        -----------------------------------------------

          If three or more Certificateholders and/or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders and/or Certificate Owners desire to communicate with other Certificateholders and/or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders and/or Certificate Owners propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, (x) provide the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any, and (y) assist the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense with obtaining from the Depository a list of the related Depository Participants acting on behalf of Certificate Owners of Book Entry Certificates. The Depositor and every Certificateholder and Certificate Owner, by receiving and holding a Certificate or beneficial interest therein, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders and/or Depository Participants hereunder, regardless of the source from which such information was derived.

          SECTION 5.06. Maintenance of Office or Agency.
                        --------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders and MBIA of any change in such location of any such office or agency.

                                  ARTICLE VI

                     THE DEPOSITOR AND THE MASTER SERVICER

          SECTION 6.01. Respective Liabilities of the Depositor and the Master
                        Servicer.
                        ------------------------------------------------------

          The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 6.02. Merger or Consolidation of the Depositor or the Master
                        Servicer.
                        ------------------------------------------------------

          The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer will keep in effect its existence, rights and franchises as a limited partnership under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification or registration to do business as a foreign partnership in each jurisdiction in which such qualification or registration is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

          SECTION 6.03. Limitation on Liability of the Depositor, the Seller,
                        the Master Servicer and Others.
                        -----------------------------------------------------

          None of the Depositor, the Seller, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

          SECTION 6.04. Limitation on Resignation of Master Servicer.
                        ---------------------------------------------

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates without regard to the Class 1-A-4 Policy or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                                 ARTICLE VII

                                    DEFAULT

          SECTION 7.01. Events of Default.
                        -----------------

          "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

          (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders, that failure continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; provided, however, that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to substitute or repurchase in lieu thereof; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

          (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall fail to reimburse in full the Trustee within five days of the Master Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b) together with accrued and unpaid interest.

          If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this


                                    VII-1

Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance which the Master Servicer failed to make subject to
Section 4.01 hereof whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

          Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii),and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02. Trustee to Act; Appointment of Successor.
                        -----------------------------------------

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder; provided, however, that neither the Trustee nor any other successor to Countrywide Home Loans Servicing LP as Master Servicer shall be entitled to receive the Excess Master Servicing Fee. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates, without regard to the Class 1-A-4 Policy, by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 hereof incurred prior to termination of the Master Servicer under
Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its


                                    VII-2
rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, without regard to the Class 1-A-4 Policy, as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Basic Master Servicing Fee permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3.09.

          In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer or (y) in causing MERS to designate on the MERS(R) System the successor Master Servicer as the servicer of such Mortgage Loan. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

          SECTION 7.03. Notification to Certificateholders.
                        -----------------------------------

          (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency and MBIA.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


                                    VII-3

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01. Duties of Trustee.
                        ------------------

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

          (iv) without in any way limiting the provisions of this Section 8.01 or Section 8.02 hereof, the Trustee shall be entitled to rely conclusively on the information delivered to it by the Master Servicer in a Trustee Advance Notice in determining whether or not it is required to make an Advance under Section 4.01(b), shall have no responsibility to ascertain or confirm any information contained in any Trustee Advance Notice, and shall have no obligation to make any Advance under Section 4.01(b) in the absence of a Trustee Advance Notice.


                                    VIII-1

          SECTION 8.02. Certain Matters Affecting the Trustee.
                        --------------------------------------

          Except as otherwise provided in Section 8.01:

          (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

          (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

          (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

          (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

          (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

          SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.
                        ------------------------------------------------------

          The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their


                                    VIII-2
correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS System other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

          SECTION 8.04. Trustee May Own Certificates.
                        -----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 8.05. Trustee's Fees and Expenses.
                        ----------------------------

          The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

          SECTION 8.06. Eligibility Requirements for Trustee.
                        -------------------------------------

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates without regard to the Class 1-A-4 Policy (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be


                                    VIII-3
eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          SECTION 8.07. Resignation and Removal of Trustee.
                        -----------------------------------

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section
8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer and one copy to the successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          SECTION 8.08. Successor Trustee.
                        ------------------

          Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.


                                    VIII-4

          No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 8.09. Merger or Consolidation of Trustee.
                        -----------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.
                        ----------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) To the extent necessary to effectuate the purposes of this
     Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;


                                    VIII-5

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (iv) The Master Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11. Tax Matters.
                        ------------

          It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and


                                    VIII-6
when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of any REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contribution to any REMIC hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMIC hereunder pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Master Servicer or Seller of any of their obligations under this Agreement, (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee, the Master Servicer or the Seller fails to honor its obligations under


                                    VIII-7
the preceding clauses (i), (ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in
Section 3.08(b).


                                    VIII-8

                                  ARTICLE IX

                                  TERMINATION

SECTION 9.01. Termination upon Liquidation or Purchase of all Mortgage Loans.
              ---------------------------------------------------------------

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Seller, the Master Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Master Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate and (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

          The Master Servicer shall have the right to purchase all Mortgage Loans and REO Properties in the Trust Fund pursuant to clause (a) in the preceding paragraph of this Section 9.01 only on or after the date on which the Master Servicer determines that the customary and reasonable costs and expenses incurred in the performance of the Master Servicer of its servicing obligations hereunder exceed the benefits accruing to the Master Servicer; provided, however, that in no event shall the Master Servicer exercise its right to purchase all Mortgage Loans and REO Properties in the Trust Fund pursuant to clause (a) in the preceding paragraph of this Section 9.01 before the date on which the Pool Stated Principal Balance, at the time of any such repurchase, is less than or equal to ten percent (10%) of the Cut-off Date Pool Principal Balance.

          SECTION 9.02. Final Distribution on the Certificates.
                        ---------------------------------------

          If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder and MBIA. If the Master Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Master Servicer shall notify the Depositor, MBIA and the Trustee of the date the Master Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and
(d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

          In the event such notice is given, the Trustee shall cause all funds on deposit in the Reserve Fund in excess amounts to be distributed to the Class 1-A-4 Certificateholders on the final Distribution Date, to be distributed to Morgan Stanley & Co. Incorporated, the beneficial owner of the Reserve Fund, at the addresses supplied by Morgan Stanley & Co. Incorporated to the Trustee for such purpose, and the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on or before the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to MBIA and the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, in the case of MBIA, all amounts required to be distributed to it pursuant to Section 4.02 and, in the case of the Certificateholders, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus (a) accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate and (b) any Class PO Deferred Amounts in the case of Class PO Certificates, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause
(i) above. Notwithstanding the reduction of the Class Certificate Balance of any Class of Subordinated Certificates to zero, such Class will be outstanding hereunder (solely for the purpose of receiving distributions and not for any other purpose) until the termination of the respective obligations and responsibilities of the Depositor, the Seller, the Master Servicer and the Trustee hereunder in accordance with Article IX.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, MBIA, with respect to any Reimbursement Amounts and then the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

          SECTION 9.03. Additional Termination Requirements.
                        ------------------------------------

          (a) In the event the Master Servicer exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section
9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                    (1) Within 90 days prior to the final Distribution Date
               set forth in the notice given by the Master Servicer under
               Section 9.02, the Master Servicer shall prepare and the Trustee, at the expense of the "tax matters person," shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

                    (2) Within 90 days after the time of adoption of such a
               plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash in accordance with Section 9.01.

          (b) The Trustee, as agent for any REMIC created hereunder, hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

          (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01. Amendment.
                         ----------

          This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to conform this Agreement to the Prospectus Supplement provided to investors in connection with the initial offering of the Certificates, (iv) to add to the duties of the Depositor, the Seller or the Master Servicer, (v) to add any other provisions with respect to matters or questions arising hereunder or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (v) or (vi) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates without regard to the Class 1-A-4 Policy; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Notwithstanding the foregoing, no amendment that significantly changes the permitted activities of the trust created by this Agreement may be made without the consent of a Majority in Interest of each Class of Certificates affected by such amendment. The Trustee, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66-2/3%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding or (iv) adversely affect in any material respect the rights and interest of MBIA in any of the following provisions of this Agreement without its consent, which consent shall not be unreasonably withheld: (a) the definitions of "Class 1-A-4 Premium" and "Reimbursement Amount" in Article I, (b) clauses (1) and
(4) of Section 4.02(a), (c) Section 10.01 and (d) Sections 4.05 and 10.11.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, MBIA and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          SECTION 10.02. Recordation of Agreement; Counterparts.
                         ---------------------------------------

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. Governing Law.
                         --------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. Intention of Parties.
                         ---------------------

          It is the express intent of the parties hereto that the conveyance of the (i) of the Mortgage Loans by the Seller to the Depositor and (ii) Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or Depositor, as the case may be, or if for any other reason this Agreement or any Supplemental Transfer Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement or any Supplemental Transfer Agreement shall be deemed to be a security agreement (within the meaning of the Uniform Commercial Code of the State of New York) with respect to all such assets and security interests and (ii) the conveyances provided for in this Agreement or any Supplemental Transfer Agreement shall be deemed to be an assignment and a grant pursuant to the terms of this Agreement (i) by the Seller to the Depositor or (ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

          The Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

          SECTION 10.05. Notices.
                         --------

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

          4. The repurchase or substitution of Mortgage Loans pursuant to
     Section 2.03;

          5. The final payment to Certificateholders; and

          6. Any rating action involving the long-term credit rating of the Master Servicer , which notice shall be made by first-class mail within two Business Days after the Trustee gains actual knowledge thereof.

          In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          1. Each report to Certificateholders described in Section 4.06;

          2. Each annual statement as to compliance described in Section 3.16;

          3. Each annual independent public accountants' servicing report described in Section 3.17; and

          4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by first class mail, by courier or by facsimile transmission to (1) in the case of the Depositor, CWMBS, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4053, Attention: David A. Spector, (2) in the case of the Seller, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number (818) 225-4053, Attention: David A. Spector or such other address as may be hereafter furnished to the Depositor and the Trustee by the Seller in writing, (3) in the case of the Master Servicer, Countrywide Home Loans Servicing LP, 400 Countrywide Way, Simi Valley, California, facsimile number (805) 520-5623, Attention: Mark Wong, or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (4) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 8W, New York, New York 10286, facsimile number:
(212) 815-3986, Attention: Mortgage-Backed Securities Group, CWMBS, Inc. Series 2003-20, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer and (5) in the case of MBIA, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management Structured Finance (IPM-SF) (CWMBS 2003-20) or such other address as may be hereafter furnished to the Trustee by MBIA and (6) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          SECTION 10.06. Severability of Provisions.
                         ---------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07. Assignment.
                         ----------

          Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

          SECTION 10.08. Limitation on Rights of Certificateholders.
                         -------------------------------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.09. Inspection and Audit Rights.
                         ----------------------------

          The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

          SECTION 10.10. Certificates Nonassessable and Fully Paid.
                         ------------------------------------------

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 10.11. MBIA Rights.
                         ------------

          (a) All notices, statements reports, certificates or opinions required by this Agreement to be sent to the Rating Agencies or the Class 1-A-4 Certificateholders shall also be sent at such time to MBIA at the notice address set forth in Section 10.05.

          (b) MBIA shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of MBIA's rights explicitly specified herein as if a party hereto.

          (c) All references herein to the ratings assigned to the Certificates and to the interests of any Certificateholders shall be without regard to the Class 1-A-4 Policy.

          SECTION 10.12. Protection of Assets.
                         ---------------------

          (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

          (i) borrow money or issue debt;

          (ii) merge with another entity, reorganize, liquidate or sell assets; or

          (iii) engage in any business or activities.

          (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

                                  * * * * *

          IN WITNESS WHEREOF, the Depositor, the Trustee, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                           CWMBS, INC.,
                                           as Depositor



                                           By: /s/ Darren Bigby
                                               -----------------------------
                                                 Name:  Darren Bigby
                                                 Title: Vice President



                                           THE BANK OF NEW YORK,
                                            as Trustee



                                           By: /s/ John Hannon
                                               ----------------------------
                                                 Name:  John Hannon
                                                 Title: Assistant Treasurer



                                           COUNTRYWIDE HOME LOANS, INC.,
                                            as Seller



                                           By: /s/ Darren Bigby
                                               -------------------------------
                                                 Name:   Darren Bigby
                                                 Title:  Senior Vice President



                                           COUNTRYWIDE HOME LOANS SERVICING LP,
                                            as Master Servicer



                                           By:  COUNTRYWIDE GP, INC.



                                           By: /s/ Darren Bigby
                                               ----------------------------
                                                Name:  Darren Bigby
                                                Title: First Vice President

                                            THE BANK OF NEW YORK,
                                            (solely with respect to
                                            its obligations under
                                            Section 4.01(b))


                                            By: /s/ Paul Connolly
                                                ---------------------
                                                 Name:  Paul Connolly
                                                 Title: Vice President

                                  SCHEDULE I

                            Mortgage Loan Schedule

                       [Delivered at Closing to Trustee]


                                     S-I-1

                                  SCHEDULE II

                                  CWMBS, Inc.

                      Mortgage Pass-Through Certificates

                                Series 2003-20

                 Representations and Warranties of the Seller
                 --------------------------------------------

          Countrywide Home Loans, Inc. ("Countrywide") hereby makes the representations and warranties set forth in this Schedule II to the Depositor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide, as seller, Countrywide Home Loans Servicing LP, as master servicer, CWMBS, Inc., as depositor, and The Bank of New York, as trustee.

          (1) Countrywide is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Countrywide in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Countrywide has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Countrywide the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Countrywide, enforceable against Countrywide in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Countrywide, the sale of the Mortgage Loans by Countrywide under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Countrywide and will not (A) result in a material breach of any term or provision of the charter or by-laws of Countrywide or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Countrywide is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Countrywide of any court, regulatory body, administrative agency or governmental body having jurisdiction over Countrywide; and Countrywide is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Countrywide's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) Countrywide is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

          (5) No litigation is pending or, to the best of Countrywide's knowledge, threatened, against Countrywide that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Countrywide to sell the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide of, or compliance by Countrywide with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Countrywide has obtained the same.

          (7) Countrywide intends to treat the transfer of the Mortgage Loans to the Depositor as a sale of the Mortgage Loans for all tax, accounting and regulatory purposes.

          (8) Countrywide is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.


                                    S-II-2

                                 SCHEDULE III

                                  CWMBS, Inc.

                      Mortgage Pass-Through Certificates

                                Series 2003-20

     Representations and Warranties of the Seller as to the Mortgage Loans
     ---------------------------------------------------------------------

          Countrywide Home Loans, Inc. ("Countrywide") hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date and with respect to the Supplemental Mortgage Loans, as of the Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide, as seller, Countrywide Home Loans Servicing LP, as master servicer, CWMBS, Inc., as depositor, and The Bank of New York, as trustee.

          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Initial Mortgage Loan is true and correct in all material respects as of the Closing Date and with respect to each Supplemental Mortgage Loan is true and correct in all material respects as of the related Supplemental Transfer Date.

          (2) As of the Closing Date, all payments due with respect to each Initial Mortgage Loan prior to the Initial Cut-off Date have been made; and as of the Initial Cut-off Date, no Mortgage Loan has been contractually delinquent for 30 or more days during the twelve months prior to the Initial Cut-off Date. As of each Supplemental Transfer Date, all payments due with respect to each related Supplemental Mortgage Loan prior to the related Supplemental Cut-off Date will have been made; and as of each Supplemental Cut-off Date, no related Supplemental Mortgage Loan will have been contractually delinquent for 30 or more days during the twelve months prior to that Supplemental Cut-off Date.

          (3) No Initial Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 95.00%.

          (4) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of each Mortgage Loan to the Depositor, the Seller had good title to, and was the sole owner of, such Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                   S-III-1

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item
     (12) below.

          (9) As of the Closing Date with respect to the Initial Mortgage Loans and as of the related Supplemental Transfer Date with respect to the Supplemental Mortgage Loans, to the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, predatory and abusive lending laws, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date in the case of the Initial Mortgage Loans and as of the related Supplemental Transfer Date with respect to the Supplemental Mortgage Loans, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of
     Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.


                                   S-III-2

          (14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

          (15) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

          (16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (17) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

          (18) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (21) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note.

          (22) The origination, underwriting and collection practices used by the Seller with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.


                                   S-III-3

          (23) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (24) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

          (25) Each Mortgage Loan contains a customary "due on sale" clause.

          (26) 4 of the Initial Mortgage Loans provide for a prepayment penalty.

          (27) Each Mortgage Loan which had a Loan-to-Value Ratio at origination in excess of 80% is the subject of a Primary Insurance Policy that insures that portion of the principal balance equal to a specified percentage times the sum of the remaining principal balance of the related Mortgage Loan, the accrued interest thereon and the related foreclosure expenses. The specified percentage is 12% for Loan-to-Value Ratios between 80.01% and 85.00%, 25% for Loan-to-Value Ratios between 85.01% and 90.00%, 30% for Loan-to-Value Ratios between 90.01% and 95.00% and 35% for Loan-to-Value Ratios between 95.01% and 100%. Each such Primary Insurance Policy is issued by a Qualified Insurer. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates either the Mortgagor or the mortgagee thereunder to maintain such insurance and to pay all premiums and charges in connection therewith, subject, in each case, to the provisions of
     Section 3.09(b) of the Pooling and Servicing Agreement. The Mortgage Rate for each Mortgage Loan is net of any such insurance premium.

          (28) As of the related Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item
     (29) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (29) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.


                                   S-III-4

          (30) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of the Mortgaged Property.

          (31) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (32) Each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

          (33) Each Mortgage Loan is being master serviced by the Master
     Servicer.

          (34) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (35) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and
     (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

          (36) Other than with respect to any Streamlined Documentation Mortgage Loan as to which the loan-to-value ratio of the related Original Mortgage Loan was less than 90% at the time of the origination of such Original Mortgage Loan, prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (37) None of the Initial Mortgage Loans are graduated payment mortgage loans or a growing equity mortgage loans, and none of the Initial Mortgage Loans are subject to a buydown or similar arrangement.

          (38) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.


                                   S-III-5

          (39) Each Mortgage Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (40) Except for 462 Initial Mortgage Loans, each Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (41) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Lost Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note. A "Lost Mortgage Note" is a Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          (42) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

          (43) The aggregate principal balance of the Discount Mortgage Loans will not exceed $115,262,389.86.

          (44) None of the Mortgage Loans are subject to the Georgia Fair Lending Act, as amended.

          (45) The Mortgage Loans were selected from among the outstanding fixed-rate one- to four-family mortgage loans in Countrywide's portfolio at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this Schedule III can be made. Such selection was not made in a manner intended to adversely affect the interests of Certificateholders.

          (46) None of the mortgage loans are "high cost" loans as defined by applicable predatory and abusive lending laws.

          (47) None of the Mortgage Loans are covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA").


                                   S-III-6

                                  SCHEDULE IV

                                  CWMBS, Inc.

                      Mortgage Pass-Through Certificates

                                Series 2003-20

             Representations and Warranties of the Master Servicer
             -----------------------------------------------------

          Countrywide Home Loans Servicing LP ("Countrywide Servicing") hereby makes the representations and warranties set forth in this Schedule IV to the Depositor, the Seller and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, CWMBS, Inc., as depositor, and The Bank of New York, as trustee.

          (1) Countrywide Servicing is duly organized as a limited partnership and is validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Countrywide Servicing in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Countrywide Servicing has the full partnership power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary partnership action on the part of Countrywide Servicing the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Countrywide Servicing, enforceable against Countrywide Servicing in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Countrywide Servicing, the servicing of the Mortgage Loans by Countrywide Servicing under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Countrywide Servicing and will not (A) result in a material breach of any term or provision of the certificate of limited partnership, partnership agreement or other organizational document of Countrywide Servicing or
     (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Countrywide Servicing is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Countrywide Servicing of any court,


                                    S-IV-1
     regulatory body, administrative agency or governmental body having jurisdiction over Countrywide Servicing; and Countrywide Servicing is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the ability of Countrywide Servicing to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) Countrywide Servicing is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

          (5) No litigation is pending or, to the best of Countrywide's Servicing knowledge, threatened, against Countrywide Servicing that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Countrywide Servicing to service the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide Servicing of, or compliance by Countrywide Servicing with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Countrywide Servicing has obtained the same.

          (7) Countrywide Servicing is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.


                                    S-IV-2

                                  SCHEDULE V

                          Principal Balance Schedules



*** See "Principal Balance Schedules" in the Prospectus Supplement.


                                    S-V-1

                                  SCHEDULE VI
                    Form of Monthly Master Servicer Report

===============================================================================================================
                          LOAN LEVEL REPORTING SYSTEM
---------------------------------------------------------------------------------------------------------------
                              DATABASE STRUCTURE
---------------------------------------------------------------------------------------------------------------
                                 [MONTH, YEAR]
---------------------------------------------------------------------------------------------------------------
       Field Number            Field Name              Field Type            Field Width            Dec
---------------------------------------------------------------------------------------------------------------
        1                   INVNUM                  Numeric                         4
---------------------------------------------------------------------------------------------------------------
        2                   INVBLK                  Numeric                         4
---------------------------------------------------------------------------------------------------------------
        3                   INACNU                  Character                       8
---------------------------------------------------------------------------------------------------------------
        4                   BEGSCH                  Numeric                        15                2
---------------------------------------------------------------------------------------------------------------
        5                   SCHPRN                  Numeric                        13                2
---------------------------------------------------------------------------------------------------------------
        6                   TADPRN                  Numeric                        11                2
---------------------------------------------------------------------------------------------------------------
        7                   LIQEPB                  Numeric                        11                2
---------------------------------------------------------------------------------------------------------------
        8                   ACTCOD                  Numeric                        11
---------------------------------------------------------------------------------------------------------------
        9                   ACTDAT                  Numeric                         4
---------------------------------------------------------------------------------------------------------------
        10                  INTPMT                  Numeric                         8
---------------------------------------------------------------------------------------------------------------
        11                  PRNPMT                  Numeric                        13                2
---------------------------------------------------------------------------------------------------------------
        12                  ENDSCH                  Numeric                        13                2
---------------------------------------------------------------------------------------------------------------
        13                  SCHNOT                  Numeric                        13                2
---------------------------------------------------------------------------------------------------------------
        14                  SCHPAS                  Numeric                         7                3
---------------------------------------------------------------------------------------------------------------
        15                  PRINPT                  Numeric                         7                3
---------------------------------------------------------------------------------------------------------------
        16                  PRIBAL                  Numeric                        11                2
---------------------------------------------------------------------------------------------------------------
        17                  LPIDTE                  Numeric                        13                2
---------------------------------------------------------------------------------------------------------------
        18                  DELPRN                  Numeric                         7
---------------------------------------------------------------------------------------------------------------
        19                  PPDPRN                  Numeric                        11                2
---------------------------------------------------------------------------------------------------------------
        20                  DELPRN                  Numeric                        11                2
---------------------------------------------------------------------------------------------------------------
        21                  NXTCHG                  Numeric                         8
---------------------------------------------------------------------------------------------------------------
        22                  ARMNOT                  Numeric                         7                3
---------------------------------------------------------------------------------------------------------------
        23                  ARMPAS                  Numeric                         7                3
---------------------------------------------------------------------------------------------------------------
        24                  ARMPMT                  Numeric                        11                2
---------------------------------------------------------------------------------------------------------------
        25                  ZZTYPE                  Character                       2
---------------------------------------------------------------------------------------------------------------
        26                  ISSUID                  Character                       1
---------------------------------------------------------------------------------------------------------------
        27                  KEYNAME                 Character                       8
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                             240
---------------------------------------------------------------------------------------------------------------
    Suggested Format:       DBASE file
                            Modem transmission
===============================================================================================================


                                   S-VI-1

                                   EXHIBIT A

                         [FORM OF SENIOR CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                          :

Cut-off Date                             :

First Distribution Date                  :

Initial Certificate Balance
of this Certificate
("Denomination")                         :        $

Initial Certificate Balance
of all Certificates of
this Class                               :        $


CUSIP                                    :


Interest Rate                            :


Maturity Date                            :


                                  CWMBS, INC.
           Mortgage Pass-Through Certificates, Series 200    -
                                                         ---- ----
                                   Class [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWMBS, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                           is the registered owner of
                         -------------------------
the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                  *    *    *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:              , 20
        ------------    --
                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By
                                                     ----------------------

Countersigned:

By
   ----------------------------
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                   EXHIBIT B


                      [FORM OF SUBORDINATED CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                          :

Cut-off Date                             :

First Distribution Date                  :

Initial Certificate Balance
of this Certificate
("Denomination")                         :        $

Initial Certificate Balance
of all Certificates of
this Class                               :        $


CUSIP                                    :


Interest Rate                            :


Maturity Date                            :


                                  CWMBS, INC.
           Mortgage Pass-Through Certificates, Series 200    -
                                                         ---- ----
                                   Class [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWMBS, Inc., as Depositor


     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                           is the registered owner of
                         -------------------------
the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor,

Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

     [No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.



                                  *    *    *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:              , 20
        ------------    --
                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By
                                                     ----------------------

Countersigned:

By
   ----------------------------
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                   EXHIBIT C

                        [FORM OF RESIDUAL CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

Certificate No.                          :

Cut-off Date                             :

First Distribution Date                  :

Initial Certificate Balance
of this Certificate
("Denomination")                         :        $

Initial Certificate Balance
of all Certificates of
this Class                               :        $


CUSIP                                    :


Interest Rate                            :


Maturity Date                            :


                                  CWMBS, INC.
           Mortgage Pass-Through Certificates, Series 200    -
                                                         ---- ----
                                   Class A-R

         evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWMBS, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                           is the registered owner of
                         -------------------------
the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New

York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) or that such Transferee is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Class A-R Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *    *    *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:              , 20
        ------------    --
                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By
                                                     ----------------------

Countersigned:

By
   ----------------------------
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                   EXHIBIT D

                     [FORM OF NOTIONAL AMOUNT CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTION IN RESPECT OF PRINCIPAL.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                          :

Cut-off Date                             :

First Distribution Date                  :

Initial Notional Amount
of this Certificate
("Denomination")                         :        $

Initial Notional Amount
of all Certificates
of this Class                            :        $

CUSIP                                    :


Interest Rate                            :        Interest Only


Maturity Date                            :


                                  CWMBS, INC.
           Mortgage Pass-Through Certificates, Series 200    -
                                                         ---- ----
                                   Class [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWMBS, Inc., as Depositor


     The Notional Amount of this certificate at any time, may be less than the Notional Amount as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                           is the registered owner of
                         -------------------------
the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                  *    *    *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:              , 20
        ------------    --
                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By
                                                     ----------------------

Countersigned:

By
   ----------------------------
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                   EXHIBIT E

                       [FORM OF REVERSE OF CERTIFICATES]

                                  CWMBS, INC.
                      Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the Pool Stated Principal Balance is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option, subject to the limitations set forth in the Agreement, to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
    --------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


            ------------------------------------------------------------------

Dated:



                                         -------------------------------------
                                         Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to,
                                ----------------------------------------------

------------------------------------------------------------------------------

                                                                              ,
------------------------------------------------------------------------------
for the account of                                                            ,
                   -----------------------------------------------------------
account number              , or, if mailed by check, to                      .
               -------------                             ---------------------
Applicable statements should be mailed to                                     ,
                                          ------------------------------------

------------------------------------------------------------------------------

                                                                              .
------------------------------------------------------------------------------

     This information is provided by                                          ,
                                     -----------------------------------------
the assignee named above, or                                                  ,
                             -------------------------------------------------
as its agent.

STATE OF                )
                        )  SS.:
COUNTY OF               )

         On the   th day of        , 20   before me, a notary public in and for
                --          -------    --
said State, personally appeared                         , known to me who,
                                ------------------------
being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                        -----------------------------------
                                                    Notary Public




                                [Notarial Seal]

                                  EXHIBIT F-1

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE
                           (INITIAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Seller]

-------------------------------

-------------------------------

                      Re:    Pooling and Servicing Agreement among
                             CWMBS, Inc., as Depositor, Countrywide
                             Home Loans, Inc., as Seller, Countrywide
                             Home Loans Servicing LP, as Master
                             Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                             -------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Initial Mortgage Loan listed in the Mortgage Loan Schedule (other than any Initial Mortgage Loan paid in full or listed on the attached schedule) it has received:

     (i) (a) the original Mortgage Note endorsed in the following form: "Pay
to the order of           , without recourse" or (b) with respect to any Lost
                ----------
Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed; and

     (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial


                                    F-1-1

Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Initial Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                                  THE BANK OF NEW YORK,
                                                    as Trustee


                                                  By
                                                     ----------------------
                                                  Name:
                                                  Title:



                                    F-1-2

                                  EXHIBIT F-2

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE
                         (SUPPLEMENTAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Seller]

-------------------------------

-------------------------------

                      Re:    Pooling and Servicing Agreement among
                             CWMBS, Inc., as Depositor, Countrywide
                             Home Loans, Inc., as Seller, Countrywide
                             Home Loans Servicing LP, as Master
                             Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                             -------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") and the
Supplemental Transfer Agreement, dated as of [month]     , 200 , the
                                                     ----     -
undersigned, as Trustee, hereby certifies that, as to each Supplemental Mortgage Loan listed in the Mortgage Loan Schedule (other than any Supplemental Mortgage Loan paid in full or listed on the attached schedule) it has received:

     (i) (a) the original Mortgage Note endorsed in the following form: "Pay
to the order of           , without recourse" or (b) with respect to any Lost
                ----------
Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed; and

     (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability


                                    F-2-1
or genuineness of any of the documents contained in each Mortgage File of any of the Supplemental Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Supplemental Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                                  THE BANK OF NEW YORK,
                                                    as Trustee


                                                  By
                                                     ----------------------
                                                  Name:
                                                  Title:




                                    F-2-2

                                  EXHIBIT G-1

                     FORM OF DELAY DELIVERY CERTIFICATION
                           (INITIAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Seller]

-------------------------------

-------------------------------

                      Re:    Pooling and Servicing Agreement among
                             CWMBS, Inc., as Depositor, Countrywide
                             Home Loans, Inc., as Seller, Countrywide
                             Home Loans Servicing LP, as Master
                             Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                             -------------------------------------------------

Gentlemen:

     Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Initial Mortgage Loan listed on Schedule A attached hereto (other than any Initial Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the
            following form: "Pay to the order of                 without
                                                 ---------------
            recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

     (ii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Initial Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Initial Mortgage Loan and language indicating that the Initial Mortgage Loan is a MOM Loan if the Initial Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];


                                    G-1-1

     (iii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2003, without recourse", or, in the case of each Initial Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

     (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage
            Loan)];

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

     (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Initial Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Initial Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


                                    G-1-2

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                                  THE BANK OF NEW YORK,
                                                    as Trustee


                                                  By:
                                                     ----------------------
                                                  Name:
                                                  Title:





                                    G-1-3

                                  EXHIBIT G-2

                     FORM OF DELAY DELIVERY CERTIFICATION
                         (SUPPLEMENTAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Seller]

-------------------------------

-------------------------------

                      Re:    Pooling and Servicing Agreement among
                             CWMBS, Inc., as Depositor, Countrywide
                             Home Loans, Inc., as Seller, Countrywide
                             Home Loans Servicing LP, as Master
                             Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                             -------------------------------------------------


Gentlemen:

     Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on [month] __, 200_ (such date being the related "Supplemental Transfer Date" in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Supplemental Mortgage Loan listed on Schedule A attached hereto (other than any Supplemental Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the
            following form: "Pay to the order of                without
                                                 --------------
            recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

     (ii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Supplemental Mortgage Loan and language indicating that the Supplemental Mortgage Loan is a MOM Loan if the Supplemental Mortgage Loan is a MOM Loan, with evidence of recording


                                    G-2-1
            indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

     (iii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2003, without recourse", or, in the case of each Supplemental Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

     (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage
            Loan)];

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

     (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Supplemental Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Supplemental Mortgage Loan, and (ii) the information set forth in items (i),
(iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage


                                    G-2-2

File of any of the Supplemental Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                                  THE BANK OF NEW YORK,
                                                    as Trustee


                                                  By:
                                                     ----------------------
                                                  Name:
                                                  Title:






                                    G-2-3

                                  EXHIBIT H-1


                    FORM OF FINAL CERTIFICATION OF TRUSTEE
                           (INITIAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Seller]

-------------------------------

-------------------------------

                      Re:    Pooling and Servicing Agreement among
                             CWMBS, Inc., as Depositor, Countrywide
                             Home Loans, Inc., as Seller, Countrywide
                             Home Loans Servicing LP, as Master
                             Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                             -------------------------------------------------


Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Initial Mortgage Loan listed in the Mortgage Loan Schedule (other than any Initial Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the
            following form: "Pay to the order of                 without
                                                 ---------------
            recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

     (ii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Initial Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is


                                    H-1-1
            a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

     (iii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2003, without recourse", or, in the case of each Initial Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

     (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Initial Mortgage Loan that is a MERS Mortgage Loan)];

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

     (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     In the event that in connection with any Initial Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Initial Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Initial Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.



                                    H-1-2

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Initial Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                                  THE BANK OF NEW YORK,
                                                    as Trustee


                                                  By:
                                                     ----------------------
                                                  Name:
                                                  Title:




                                    H-1-3

                                  EXHIBIT H-2


                    FORM OF FINAL CERTIFICATION OF TRUSTEE
                         (SUPPLEMENTAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Seller]

-------------------------------

-------------------------------

                      Re:    Pooling and Servicing Agreement among
                             CWMBS, Inc., as Depositor, Countrywide
                             Home Loans, Inc., as Seller, Countrywide
                             Home Loans Servicing LP, as Master
                             Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                             -------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Supplemental Mortgage Loan listed in the Mortgage Loan Schedule (other than any Supplemental Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the
            following form: "Pay to the order of                 without
                                                 ---------------
            recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

     (ii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating


                                    H-2-1
            that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

     (iii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2003, without recourse", or, in the case of each Supplemental Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

     (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan)];

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

     (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     In the event that in connection with any Supplemental Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Supplemental Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Supplemental Mortgage Loan, and (ii) the information set forth in items (i),
(iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.


                                    H-2-2

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Supplemental Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or
(ii) the collectibility, insurability, effectiveness or suitability of any such Supplemental Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                                  THE BANK OF NEW YORK,
                                                    as Trustee


                                                  By:
                                                     ----------------------
                                                  Name:
                                                  Title:




                                    H-2-3

                                   EXHIBIT I

                              TRANSFER AFFIDAVIT

                                  CWMBS, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200 -
                                 -------------


STATE OF                )
                        )  SS.:
COUNTY OF               )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of                 , the proposed
                                         ----------------
Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among CWMBS, Inc., as depositor (the "Depositor"), Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account or as the nominee, trustee or agent of another Person, in which case the Transferee has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     8. The Transferee's taxpayer identification number is                   .
                                                           ------------------

     9. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

     10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     11. The Transferee anticipates that it will, so long as it holders the Class A-R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class A-R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class A-R Certificates that the Transferee intends to pay taxes associated with holding such Class A-R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class A-R Certificates. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Class A-R Certificates to permit the Transferor to assess the financial capability of the Transferee to pay such taxes. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

     12. Either (i) the Transferee is not an employee benefit plan subject to
Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan or using the assets of such plan to effect such acquisition, or, (ii) the source of funds for the purchase of such Class A-R Certificate is an "insurance company general account" within the meaning of Prohibited Transaction Class Exemption 95-60 (PTCE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), and the terms and conditions of Sections I and III of PTCE 95-60 are applicable to the acquisition and holding of such Class A-R Certificate.


                                  *    *    *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed,
duly attested, this     day of                , 20  .
                    ---        ---------------    --

                                                  -------------------------
                                                  PRINT NAME OF TRANSFEREE


                                                  By:
                                                     ----------------------
                                                  Name:
                                                  Title:

[Corporate Seal]

ATTEST:


-------------------------------
[Assistant] Secretary

     Personally appeared before me the above-named                     , known
                                                   --------------------
or proved to me to be the same person who executed the foregoing instrument
and to be the                of the Transferee, and acknowledged that he
              --------------
executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this       day of          , 20  .
                                         -----        ---------    --




                                                  -------------------------
                                                  NOTARY PUBLIC


                                                  My Commission expires the
                                                      day of                 ,
                                                  ---       -----------------
                                                  20
                                                    --

                                                                  EXHIBIT 1
                                                                  to EXHIBIT I


                              Certain Definitions
                              -------------------


     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section
521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, (v) an "electing large partnership" within the meaning of Section 775 of the Code, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                  EXHIBIT 2
                                                                  to EXHIBIT I


                       Section 5.02(c) of the Agreement
                       --------------------------------


          (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R

     Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

                                  EXHIBIT J-1


                        FORM OF TRANSFEROR CERTIFICATE
                                  (RESIDUAL)


                                                         ---------------------
                                                         Date


CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:     David A. Spector

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:     Mortgage-Backed Securities Group
               Series 200 -
                         - -
               Re: CWMBS, Inc. Mortgage Pass-Through Certificates,
               Series 200 - , Class
               -----------------------------------------------

Ladies and Gentlemen:

           In connection with our disposition of the above Certificates we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                                  Very truly yours,



                                                  -------------------------
                                                  Print Name of Transferor


                                                  By:
                                                     ---------------------
                                                     Authorized Officer



                                    J-1-1

                                  EXHIBIT J-2


                        FORM OF TRANSFEROR CERTIFICATE
                                   (PRIVATE)


                                                         ---------------------
                                                         Date


CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:     David A. Spector

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286


Attention:     Mortgage-Backed Securities Group
               Series 200 -
                         - -
               Re:CWMBS, Inc. Mortgage Pass-Through Certificates,
               Series 200 - , Class
               -----------------------------------------------

Ladies and Gentlemen:

           In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.


                                                  Very truly yours,



                                                  -------------------------
                                                  Print Name of Transferor


                                                  By:
                                                     ---------------------
                                                     Authorized Officer



                                    J-2-1

                                   EXHIBIT K

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)



                                                         ---------------------
                                                         Date


CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:     David A. Spector

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:     Mortgage-Backed Securities Group
               Series 200 -
                         - -

         Re:      CWMBS, Inc. Mortgage Pass-Through Certificates,
                  Series 200 - , Class
                  --------------------------------------------

Ladies and Gentlemen:

           In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below),
(f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                                  Very truly yours,



                                                  -------------------------
                                                  Print Name of Transferee


                                                  By:
                                                     ---------------------
                                                     Authorized Officer

                                   EXHIBIT L

                           FORM OF RULE 144A LETTER




                                                         ---------------------
                                                         Date


CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:     David A. Spector

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:     Mortgage-Backed Securities Group
               Series 200 -
                         - -

         Re:      CWMBS, Inc. Mortgage Pass-Through Certificates,
                  Series 200 - , Class
                  --------------------------------------------

Ladies and Gentlemen:

           In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT L
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]


           The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

           1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

           2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                Corporation, etc. The Buyer is a corporation (other than a
           ---  ----------------
                bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                Bank. The Buyer (a) is a national bank or banking institution
           ---  ----
                organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is
                                                    ------------------
                attached hereto.
                ---------------

                Savings and Loan. The Buyer (a) is a savings and loan
           ---  ----------------
                association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is
                                                        ------------------
                attached hereto.
                ---------------

                Broker-dealer. The Buyer is a dealer registered pursuant to
           ---  -------------
                Section 15 of the Securities Exchange Act of 1934.

                Insurance Company. The Buyer is an insurance company whose
           ---  -----------------
                primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                State or Local Plan. The Buyer is a plan established and
           ---  -------------------
                maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                ERISA Plan. The Buyer is an employee benefit plan within the
           ---  ----------
                meaning of Title I of the Employee Retirement Income Security Act of 1974.

                Investment Advisor. The Buyer is an investment advisor
           ---  ------------------
                registered under the Investment Advisors Act of 1940.

                Small Business Investment Company. Buyer is a small business
           ---  ---------------------------------
                investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                Business Development Company. Buyer is a business development
           ---  ----------------------------
                company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

           3. The term "securities" as used herein does not include (i)
                        ----------                 ----------------
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

           5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

           6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                                  -------------------------
                                                     Print Name of Buyer


                                                  By:
                                                     ----------------------
                                                  Name:
                                                  Title:

                                                  Date:
                                                       --------------------

                                                          ANNEX 2 TO EXHIBIT L
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]


           The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

           2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

                The Buyer owned $        in securities (other than the excluded
           ---                   -------
                securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                The Buyer is part of a Family of Investment Companies which
           ---
                owned in the aggregate $          in securities (other than the
                                        ---------
                excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

           3. The term "Family of Investment Companies" as used herein means
                        ------------------------------
two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

           4. The term "securities" as used herein does not include (i)
                        ----------
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.

           5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

           6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                                 ------------------------------
                                                 Print Name of Buyer or Adviser


                                                 By:
                                                    ----------------------
                                                 Name:
                                                 Title:


                                                 IF AN ADVISER:


                                                 -------------------------
                                                    Print Name of Buyer



                                                 Date:
                                                      --------------------

                                   EXHIBIT M

                              REQUEST FOR RELEASE
                                 (for Trustee)

CWMBS, Inc.
Mortgage Pass-Through Certificates
Series 200 -
          - -

Loan Information
----------------

     Name of Mortgagor:
                                     -----------------------------------------

     Servicer Loan No.:
                                     -----------------------------------------

Trustee
-------

     Name:
                                     -----------------------------------------

     Address:
                                     -----------------------------------------

                                     -----------------------------------------

                                     -----------------------------------------

     Trustee
     Mortgage File No.:
                                     -----------------------------------------

     The undersigned Master Servicer hereby acknowledges that it has received from The Bank of New York, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer and CWMBS, Inc., as Depositor.

( )  Mortgage Note dated                , 20  , in the original principal sum
                         ---------------    --
     of $           , made by                             , payable to, or
         -----------          ----------------------------
     endorsed to the order of, the Trustee.

( )  Mortgage recorded on                    as instrument no.
                          ------------------
                            in the County Recorder's Office of the County of
     ----------------------
                              , State of                         in
     -------------------------           -----------------------
     book/reel/docket                           of official records at
                      -------------------------
     page/image                                .
                -------------------------------

( )  Deed of Trust recorded on                        as instrument no.
                               ----------------------
                 in the County Recorder's Office of the County of
     -----------
                               , State of                       in
     --------------------------           ---------------------
     book/reel/docket                           of official records at
                      -------------------------
     page/image                             .
                ----------------------------

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
                           as instrument no.                    in the County
     ---------------------                   ------------------
     Recorder's Office of the County of                      , State of
                                        ---------------------
                         in book/reel/docket                  of official
     -------------------                     ----------------
     records at page/image                       .
                           ----------------------

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

     (   )
          -------------------------------------------------------------------

     (   )
          -------------------------------------------------------------------

     (   )
          -------------------------------------------------------------------

     (   )
          -------------------------------------------------------------------

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                                 COUNTRYWIDE HOME LOANS
                                                 SERVICING LP



                                                 By
                                                   ----------------------------

                                                 Its
                                                    ---------------------------

Date:                 , 20
     -----------------    --

                                   EXHIBIT N

                       REQUEST FOR RELEASE OF DOCUMENTS

To:  The Bank of New York                              Attn:  Mortgage Custody
                                                       Services

     Re: The Pooling & Servicing Agreement dated [month] 1, 2003, among Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, CWMBS, Inc. and The Bank of New York, as Trustee
          ----------------

Ladies and Gentlemen:

     In connection with the administration of the Mortgage Loans held by you as Trustee for CWMBS, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account #:                                    Pool #:

Mortgagor's Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

     1. Mortgage Loan paid in full (Countrywide Home Loans, Inc. hereby certifies that all amounts have been received).

     2. Mortgage Loan Liquidated (Countrywide Home Loans, Inc. hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received).

     3.   Mortgage Loan in Foreclosure.

     4.   Other (explain):

     If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                                 COUNTRYWIDE HOME LOANS, INC.
                                                 4500 Park Granada
                                                 Calabasas, California  91302


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------
Date:
     -----------------------------


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------
Date:
     -----------------------------

                                   EXHIBIT O
                 [FORM OF FINANCIAL GUARANTY INSURANCE POLICY]
                                  [RESERVED]

                                   EXHIBIT P

                    FORM OF SUPPLEMENTAL TRANSFER AGREEMENT

           THIS SUPPLEMENTAL TRANSFER AGREEMENT, dated as of             ,
                                                             ------------
200  (this "Supplemental Transfer Agreement"), among CWMBS, INC., a Delaware
   -
corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC., a New York corporation, as seller under the Pooling and Servicing Agreement referred to below ( the "Seller"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee");

           WHEREAS, the Depositor, the Seller, the Trustee and Countrywide Home Loans Servicing LP, as Master Servicer, have entered in the Pooling and Servicing Agreement, dated as of [month] 1, 2003 (the "Pooling and Servicing Agreement"), in relation to the CHL Mortgage Pass-Through Trust 200 - ,
                                                                   - -
Mortgage Pass-Through Certificates, Series 200 - ;
                                              - -

           WHEREAS, Section 2.01(e) of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Supplemental Transfer Agreement in accordance with the terms and conditions of the Pooling and Servicing Agreement;

           NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

     (a) The "Supplemental Transfer Date" with respect to this Supplemental
Transfer Agreement shall be         , 200 .
                            --------     -

     (b) The "Aggregate Supplemental Purchase Amount" with respect to this
Supplemental Transfer Agreement shall be $        ; provided, however, that
                                          --------
such amount shall not exceed the amount on deposit in the Supplemental Loan Account.

     (c) The "Capitalized Interest Requirement" with respect to this
Supplemental Transfer Agreement shall be $        ; provided, however, that
                                          --------
such amount shall not exceed the amount on deposit in the Capitalized Interest Account.

     (d) The Supplemental Mortgage Loans conveyed on the Supplemental Transfer Date shall be determined by the Seller as follows:

          (i) The Seller shall list all funded mortgage loans then owned by it that qualify for inclusion in the Trust Fund by the date on which they were funded, and for each date, the Mortgagors shall be listed alphabetically. Beginning with the earliest date, sequentially by date and within a date alphabetically, the listed loans shall be included in the Trust Fund until either their aggregate Stated Principal Balance is less than or equal to the Supplemental Purchase Amount without exceeding it or all of the listed loans have been transferred.

          (ii) Once the potential Supplemental Mortgage Loans are identified in this manner, the total potential Trust Fund shall be tested for compliance with the characteristics identified in Section 2.01(e) after taking into account the addition of such potential Supplemental Mortgage Loans. If any group characteristic is outside any permitted parameter by more than 5% of the parameter (or 10% of such parameter, with respect to the Average Stated Principal Balance, or 10 basis points of such parameter, with respect to the weighted average mortgage rate, or two months of such parameter, with respect to the weighted average remaining term to maturity) then beginning with the last mortgage loan initially added as a potential Supplemental Mortgage Loan and progressing in reverse order, any potential Supplemental Mortgage Loan having a characteristic that is outside of the permitted parameters of a parameter violated by the potential Supplemental Mortgage Loans in the aggregate shall be removed. Then additional mortgage loans shall be added as provided in the preceding paragraph except that no mortgage loan shall be added if it has a characteristic that is outside of the permitted parameters of a parameter violated by the potential Supplemental Mortgage Loans in the aggregate. This procedure shall be repeated until the pool characteristics for the Trust Fund identified in Section 2.01(e) are satisfied within 5% of each parameter (other than with respect to the Average Stated Principal Balance for which it must be within 10%, the weighted average mortgage rate for which it must be within 10 basis points, and the weighted average remaining term to maturity for which it must be within two months) of each parameter specified in those representations and warranties after taking into account the addition of the potential Supplemental Mortgage Loans.

     (e) In case any provision of this Supplemental Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

     (f) In the event of any conflict between the provisions of this Supplemental Transfer Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail.

     (g) This Supplemental Transfer Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York.

     (h) The Supplemental Transfer Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties to this Supplemental Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 CWMBS, INC.,
                                                  as Depositor


                                                 By:
                                                    --------------------------
                                                    Name:
                                                    Title:



                                                 COUNTRYWIDE HOME LOANS, INC.,
                                                  as Seller


                                                 By:
                                                    --------------------------
                                                    Name:
                                                    Title:



                                                 THE BANK OF NEW YORK,
                                                  not in its individual
                                                  capacity, but solely
                                                  as Trustee


                                                 By:
                                                    --------------------------
                                                    Name:
                                                    Title:

Acknowledged and Agreed:


COUNTRYWIDE HOME LOANS SERVICING LP,
  as Master Servicer


By:  COUNTRYWIDE GP, INC.


By:
     -----------------------------
     Name:
     Title: